UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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ACCO BRANDS CORPORATION

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2026 Proxy Statement and Notice of Annual Meeting of Stockholders

A Letter from Our Chairman and Our CEO

Dear Fellow Stockholder:

We invite you to join the Board of Directors and our management team at the ACCO Brands Corporation Annual Meeting of Stockholders, which will be held at 9:30 a.m. Central Time on Tuesday, May 19, 2026. The sole purpose of the meeting is to consider the matters described in the following Notice of 2026 Annual Meeting and Proxy Statement.

This year's Annual Meeting of Stockholders will again be conducted virtually, via a live audio webcast. By conducting our meeting virtually, we provide our broad stockholder base with easier access and greater ability to attend and participate in the meeting, including the ability to ask questions and vote their shares at the meeting if they wish.

In 2025, despite demand challenges globally and tariff-related disruptions in the U.S., ACCO Brands maintained or grew its market position in most categories, demonstrating the resilience and strength of our brand portfolio.

Our team responded quickly to U.S. tariffs and trade disruptions; our pro-active approach mitigated many of the negative impacts to our business. This work also enabled us to have an ongoing flexible supply chain with competitive costs, value added products and category leading service levels to customers.

We continued the solid implementation of our $100 million multi-year cost reduction program, which yielded $35 million in savings in 2025. Since inception of the plan in 2024, more than $60 million in savings have been realized. This program has simplified the organization, delayered our management structure and rationalized our global footprint through a reduction of our manufacturing facilities. We are on track to deliver the balance of the $100 million in savings by the end of 2026.

We continue to invest in higher growth categories as we reposition the Company for improved revenue performance. We have refined the Company's strategy to focus on the growing technology peripherals market. The acquisition of EPOS represents the first strategic move in this initiative. EPOS provides premium audio solutions and strengthens our enterprise computer accessories business.

We are confident in our strategy and our ability to execute. We are building a more focused, efficient and growth-oriented company. Our operational excellence and sound financial position, combined with our strategy to broaden into technology peripherals, creates multiple pathways to drive value creation for shareholders and a strong platform to support growth initiatives.

We thank you for your continued support of ACCO Brands and encourage you to vote your shares prior to the Annual Meeting.

It is important that your shares are represented at the meeting. You can submit your proxy by using a toll-free telephone number, by mail, or through the Internet. Instructions for using these services are provided on the accompanying proxy card. If you decide to vote your shares using the accompanying proxy card, we urge you to complete, sign, date and return it promptly.

E. Mark Rajkowski Chairman of the Board of Directors	Thomas Tedford President and Chief Executive Officer

Notice of 2026 Annual Meeting of Stockholders

Date & Time:	Tuesday, May 19, 2026, 9:30 a.m. CT
Location:	Virtual at : https://web.viewproxy.com/ACCO/2026
Record Date:

March 23, 2026

To register for the 2026 Annual Meeting of Stockholders ("Annual Meeting") of ACCO Brands Corporation (“ACCO Brands” or the “Company”) please visit https://web.viewproxy.com/ACCO/2026. Please register no later than one hour prior to the meeting.

Items of Business		Board Recommendation
1	To elect nine directors identified in this Proxy Statement for a term expiring at the 2027 Annual Meeting.	FOR each nominee
2	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2026.	FOR
3	To approve, by non-binding advisory vote, the compensation of our named executive officers.	FOR
4

To approve an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares available for future grant and eliminate fungible share counting provisions with respect to new awards.

FOR
5	To consider any such other business as may properly come before the meeting or any adjournment or postponement thereof.

We currently are not aware of any other business to be brought before the Annual Meeting. Only holders of record of common stock at the close of business on March 23, 2026 will be entitled to vote at the Annual Meeting or at any adjournment or postponement thereof.

Your vote is important. Please vote as soon as possible through one of the following methods: (1) by telephone, (2) through the Internet or (3) by mail. For specific instructions, please refer to the accompanying proxy card.

We are providing access to our proxy materials to our stockholders via the Internet and will send a Notice of Internet Availability of Proxy Materials (the “Notice”) to holders of our common stock as of the record date on or about March 27, 2026. We also are soliciting voting instructions from participants in the ACCO Brands Corporation 401(k) Plan who hold shares of our common stock under the plan.

By order of the Board of Directors

Kathryn D. Ingraham
Senior Vice President, General Counsel and Corporate Secretary

Table of Contents

Proxy Statement Summary		Executive Compensation
2	2025 Company Highlights	31	Compensation Discussion and Analysis
3	Director Nominees	55	Compensation and Human Capital Committee Report
4	Corporate Governance Highlights	56	Executive Compensation Tables
4	Compensation Highlights	66	CEO Pay Ratio
		67	Pay Versus Performance

Board of Directors		Proposals
7	Board Composition	72	Proposal 1 - Election of Directors
8	Director Qualifications and Nomination Process	73	Proposal 2 - Ratification of the Appointment of our Independent Registered Public Accounting Firm
10	Director Nominees	76	Proposal 3 - Advisory Vote on Executive Compensation
15	Director Compensation	77	Proposal 4 - Approve an Amendment to the 2022 ACCO Brands Corporation Incentive Plan

Corporate Governance		Additional Information
19	Director Independence	93	Questions and Answers about this Proxy Statement
20	Board Leadership Structure	98	Certain Information Regarding Security Holders
20	Risk Oversight	99	Submission of Stockholder Proposals and Nominations
23	Committees	101	Cautionary Statement Regarding Forward-Looking Statements
29	Stockholder Communication	102	Appendix A: Third Amendment to 2022 ACCO Brands Corporation Incentive Plan
		104	Appendix B: Supplemental Non-GAAP Financial Measures

Proxy Statement Summary

2025 Company Highlights	2
Director Nominees	3
Corporate Governance Highlights	4
Compensation Highlights	4

Proxy Statement Summary

This summary highlights certain information contained elsewhere in this Proxy Statement. This summary does not contain all the information you should consider. You should read the entire Proxy Statement carefully before voting. In addition, certain statements and information contained in this Proxy Statement, other than statements of historical fact, are "forward-looking statements" for which actual results and the timing of events may differ materially from those suggested or implied by such forward-looking statements. See the section captioned “Cautionary Statement Regarding Forward-Looking Statements.”

2025 Company Highlights

ACCO Brands is a leading global consumer, technology and business branded products company, providing well-known brands and innovative product solutions used in schools, homes and at work. These brands include At-A-Glance, Barrilito, Buro, Esselte, Five Star, Foroni, GBC, Hilroy, Kensington, Leitz, Mead, PowerA, Quartet, Rapid, Swingline, Tilibra and others. Our product categories include gaming and computer accessories; storage and organization; notebooks; shredding; laminating and binding machines; stapling; punching; planners; dry erase boards; and do-it-yourself tools, among others.

$1.525 Billion
Net Sales

$0.44	$0.84	$68.7 Million	$69.5 Million	$92.3 Million	$153.3 Million
Net Income Per Share	Adjusted Earnings Per Share(1)	Net Operating Cash Flow	Adjusted Free Cash Flow(1)	Net Operating Income	Adjusted Operating Income(1)

(1) Adjusted Earnings Per Share, Adjusted Free Cash Flow, and Adjusted Operating Income are non-GAAP financial measures. Each non-GAAP financial measure is defined and reconciled to its most directly comparable GAAP financial measure in Appendix B "Supplemental Non-GAAP Financial Measures" of this Proxy Statement.

2025 Achievements
•
Accelerated portfolio repositioning into higher growth technology peripherals
•
Given the EPOS acquisition and sales initiatives established in 2025, we anticipate improved revenue performance in 2026
•
Successfully managed U.S. tariff-related disruptions

•
Continued our multi-year cost reduction program which has yielded more than $60 million of savings since inception
•
Generated adjusted free cash flow that was used for acquisitions, debt repayment and returned capital to shareholders

2 ACCO BRANDS | 2026 PROXY STATEMENT

Director Nominees

The table sets forth the name, age, tenure, independence, and committee assignments of our director nominees as of March 11, 2026. Each director is elected annually by stockholders. For more information, see the section titled "Board of Directors."

				Committee Memberships
Name	Age	Director Since	Independent	Audit	Compensation & Human Capital	Finance & Planning	Nominating, Governance & Sustainability
Joseph B. Burton Director	61	2022	Yes	▲	▲
Kathleen S. Dvorak Director	69	2010	Yes	▲		•
Pradeep Jotwani Director	71	2014	Yes		•		▲
Robert J. Keller Director	72	2005	Yes			▲
Ron Lombardi Director	62	2018	Yes	•		▲
Graciela I. Monteagudo Director	59	2016	Yes		▲		•
E. Mark Rajkowski Chairman	67	2012	Yes
Elizabeth A. Simermeyer Director	61	2023	Yes			▲	▲
Thomas W. Tedford CEO and Director	55	2023	No

• = Chairperson ▲ = Member

Director Snapshot

Director Independence	Average Tenure

ACCO BRANDS | 2026 PROXY STATEMENT 3

Corporate Governance Highlights

We maintain robust policies and practices that demonstrate our commitment to strong governance, including those summarized below. See the section titled “Corporate Governance” for more information.

Board of Directors and Committees		Stockholder Interests
☑	Declassified Board of Directors - all directors elected annually	☑	Majority voting standard for election of directors in uncontested elections
☑	Independent Chairman	☑	No rights or “poison pill” plan
☑	89 percent of our director nominees are independent	☑	Stock ownership guidelines which apply to all executive officers and directors
☑	Fully independent Audit Committee, Compensation and Human Capital Committee and Nominating, Governance and Sustainability Committee	☑	Hedging, pledging and short sales of Company stock are prohibited
☑	Executive sessions of non-employee directors held at each regularly scheduled quarterly board meeting	☑	Annual vote to ratify independent auditors
☑	All directors attended over 85 percent of Board and committee meetings held in 2025	☑	Annual stockholder vote on executive compensation programs

Compensation Highlights

Our executive compensation philosophy is to provide competitive compensation programs that are designed to align with stockholder interests, drive business strategy, pay for performance, and attract and retain top talent. The Compensation and Human Capital Committee targets each compensation component at approximately the median of similarly situated executives of companies in our Peer Group, subject to circumstances that may arise that warrant differences from this general approach.

Say-on-Pay Results

At the 2025 annual meeting of stockholders, 97.6 percent of the votes cast approved the non-binding, advisory vote on the 2024 compensation of our named executive officers ("NEOs").

Key Compensation Practices

☑	Incentive plan outcomes are aligned with business performance
☑	Annual and long-term incentive metrics focused on key business strategies and stockholder value creation
☑	Stock ownership requirements for executive officers
☑	Clawback policy to recoup incentive compensation, including equity awards that are subject to time-based or performance-based conditions

4 ACCO BRANDS | 2026 PROXY STATEMENT

☑

Incentive compensation plan and practices include good corporate governance features such as:

•
Multi-year vesting requirements on equity incentives
•
Dividend equivalents payable only if underlying grant vests
•
No liberal share recycling
•
No stock option repricing, cash buyouts, or discounted stock options
•
No hedging, pledging and short sales of Company stock

☑	Double-trigger change-in-control provisions in executive severance and equity incentive plans
☑	No excise tax gross-up on executive severance plan payments
☑	No employment agreements for U.S.-based executive officers

2025 Compensation Highlights

The charts below illustrate the components that comprise the 2025 total compensation for Mr. Tedford and the average total 2025 compensation for all other NEOs.

ACCO BRANDS | 2026 PROXY STATEMENT 5

Board of Directors

Board Composition	7
Director Qualifications and Nomination Process	8
Nominees	10
Director Compensation	15

Board of Directors

Our By-laws currently provide that the Board of Directors may consist of not less than eight nor more than thirteen members. Currently, there are nine members serving on our Board of Directors. The Board of Directors, upon recommendation from the Nominating, Governance and Sustainability Committee, has selected all of the currently serving directors as nominees for election as directors at the Annual Meeting. Following the Annual Meeting, the Board will have nine members.

Board Composition

Experience, Qualifications and Skills Represented on Our Board of Directors

Our Board of Directors has identified particular expertise, qualifications and skills that are important to be represented on our Board as a whole in order to guide our Company's long-term strategy and enhance stockholder value. As shown in the table below, as a group, the members of the Board of Directors reflect the diverse mix of skills, experiences, backgrounds, and perspectives that the Board believes is optimal to foster an effective decision-making environment. The table below is intended to highlight the specific, unique characteristics which led to each individual's selection as a nominee and the collective strength of our Board's experience and expertise.

	Operating Executive	Financial Executive	Marketing, Sales, Brand Mgmt	Human Capital Mgmt	Industry Knowledge	Public Company Director	IT/Cyber security	Intl Market Dev	Corporate Strategy	Corp. Gov. & Sustainability	Risk Mgmt
Joseph B. Burton

•

•

•

•

•

•

Kathleen S. Dvorak

•

•

•

•

•

Pradeep Jotwani

•

•

•

•

•

•

Robert J. Keller

•

•

•

•

•

•

Ron Lombardi

•

•

•

•

•

•

Graciela I. Monteagudo

•

•

•

•

•

•

E. Mark Rajkowski

•

•

•

•

•

•

Elizabeth A. Simermeyer

•

•

•

•

•

Thomas W. Tedford

•

•

•

•

•

Board Representation

Our goal is a balanced and diverse Board, whose members collectively possess the skills, backgrounds and experiences needed to guide the Company's long-term strategy and create

ACCO BRANDS | 2026 PROXY STATEMENT 7

stockholder value. We believe that diversity of thought, viewpoint and expertise enhance the quality of Board deliberations and decision-making.

When considering director qualifications, the Board of Directors and the Nominating, Governance and Sustainability Committee evaluate each director’s credentials holistically, focusing on their individual merit, skills and potential contributions to the Board's collective expertise. We seek directors with varying tenure to balance institutional knowledge with fresh perspectives.

The Nominating, Governance and Sustainability Committee evaluates the current composition of the Board to ensure it reflects a complementary mix of viewpoints, skills, and experiences that align with the evolving needs and strategic objectives of the Company. When vacancies arise, we aim to identify and consider a broad pool of qualified candidates with diverse professional backgrounds and experiences. Depending on the current composition of the Board of Directors, the Nominating, Governance and Sustainability Committee may weigh certain factors more or less than others when ultimately selecting a director nominee.

Our director selection process is designed to build a better Board that can effectively oversee management, navigate complex business challenges and represent the interests of all stakeholders. We believe this approach to board composition enhances our corporate governance and supports the Company's long-term success in a competitive global marketplace.

Three of our nine director nominees are women and two director nominees have ethnically diverse backgrounds.

Director Qualifications and Nomination Process

Directors are responsible for overseeing the Company's business consistent with their fiduciary duties to stockholders. The Board of Directors believes that there are general requirements applicable to all directors as well as other skills and experience that should be represented on our Board as a whole, but not necessarily in each director. The Board of Directors and the Nominating, Governance and Sustainability Committee consider a variety of factors, including the entirety of the qualifications of directors and director nominees individually, as well as in the broader context of the Board's overall composition, the Company's strategy and the current and future needs of the Board and the Company.

Among the factors considered are the potential director's judgment, independence, diversity, business and educational background, experience, stature, public service, absence of conflicts of interest,

8 ACCO BRANDS | 2026 PROXY STATEMENT

integrity, ethics and ownership of Company stock, as well as his or her level of commitment to stockholder value creation and his or her ability and willingness to devote sufficient time to serve on the Board of Directors. The Board of Directors and the Nominating, Governance and Sustainability Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field.

In identifying and evaluating director candidates for recommendation as nominees to the Board of Directors, the Nominating, Governance and Sustainability Committee will determine, among other things, whether there are any evolving needs of the Board of Directors and the Company that require a director with particular expertise, experience or background to fill that need. The Nominating, Governance and Sustainability Committee may retain a third-party search firm to locate and provide information on candidates that meet the needs of the Board of Directors. The Chairperson of the Nominating, Governance and Sustainability Committee and some or all of the members of the Nominating, Governance and Sustainability Committee and the Board will interview potential candidates that are deemed appropriate. If the Nominating, Governance and Sustainability Committee determines that a potential candidate meets the needs of the Board of Directors, has the qualifications, and meets the standards set forth in the Company's Corporate Governance Principles it will recommend to the Board of Directors the nomination of the candidate.

The Nominating, Governance and Sustainability Committee will consider director candidates recommended by stockholders if properly submitted to the Nominating, Governance and Sustainability Committee. Stockholders wishing to recommend persons for consideration by the Nominating, Governance and Sustainability Committee as nominees for election to the Board of Directors can do so by writing to the Office of the Corporate Secretary at Four Corporate Drive, Lake Zurich, Illinois 60047. Recommendations must include the proposed nominee's name, biographical data and qualifications as well as a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a director. The Nominating, Governance and Sustainability Committee will then consider the candidate and the candidate's qualifications. The Nominating, Governance and Sustainability Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the reasons for making the nomination and may interview the candidate if the Nominating, Governance and Sustainability Committee deems the candidate to be appropriate. The Nominating, Governance and Sustainability Committee may use the services of a third-party search firm to provide additional information about the candidate in determining whether to make a recommendation to the Board of Directors.

The process for considering stockholder-recommended candidates and all other candidates is designed to assist the Nominating, Governance and Sustainability Committee in fulfilling its responsibility to recommend only candidates that are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established in our Corporate Governance Principles. Stockholders seeking to nominate persons for election to our Board of Directors must comply with our procedures for stockholder nominations set forth in our By-laws and as described under the heading “Additional Information—Submission of Stockholder Proposals and Nominations.”

ACCO BRANDS | 2026 PROXY STATEMENT 9

Board Refreshment

In accordance with the Company's Corporate Governance Principles, a director will not be nominated for election to the Board of Directors following his or her 74th birthday unless the full Board, upon the recommendation of the Nominating, Governance and Sustainability Committee, determines that it is in the best interests of the Company and its stockholders to extend the director's service for an additional period of time.

Director Nominees

The following paragraphs provide information about each director nominee’s background, including positions held, principal occupation and business experience for the past five years and the names of other publicly traded companies for which he or she currently serves as a director or has served as a director during the past five years. For information about the number of shares of common stock beneficially owned by each director, see “Additional Information—Certain Information Regarding Security Holders.” There are no family relationships among any of the directors and executive officers of ACCO Brands.

Mr. Burton has been the CEO of Reputation, which helps large enterprises manage and grow their online reputation through the industry’s most comprehensive SaaS platform, since October 2023. Prior to joining Reputation, Mr. Burton was CEO of Telesign Corporation, a leader in digital identity and programmable communications solutions, from January 2021 to September 2023. Before his election as Telesign's CEO in January 2021, he served as CEO and a Director of Plantronics (now Poly), an audio communications equipment company, from March 2016 to February 2020.

Joseph B. Burton
Director Since 2022
Audit Committee Compensation and Human Capital Committee

10 ACCO BRANDS | 2026 PROXY STATEMENT

Ms. Dvorak served as Executive Vice President and Chief Financial Officer of Richardson Electronics, Ltd., a global provider of engineered solutions and a leading distributor of electronic components to the electron device marketplace from 2007 until her retirement in August 2015. Previously, she was Senior Vice President and Chief Financial Officer of Essendant Inc. (formerly United Stationers Inc.), an office products wholesaler and distributor. Ms. Dvorak has a certificate in Cybersecurity Oversight from the National Association of Corporate Directors.

Kathleen S. Dvorak
Director Since 2010
Audit Committee Finance and Planning Committee (Chair)

Mr. Jotwani worked at Hewlett-Packard Company (“HP”) serving in a number of different capacities from 1982 to 2007 and again from 2012 until July 2015. Among his responsibilities at HP were serving as President of HP’s Consumer Business and setting up and serving as the Senior Vice President of Printing Supplies. When he retired from Hewlett-Packard in July 2015, he was Senior Vice President, of the LaserJet and Enterprise Solutions business. In 2016 and 2017, Mr. Jotwani was a Fellow at Stanford University’s Distinguished Careers Institute where, among other things, he attended the Directors' College at the Stanford Law School. He currently advises and mentors several social enterprises worldwide, mostly in the field of sustainability.

Pradeep Jotwani
Director Since 2014
Compensation and Human Capital Committee (Chair) Nominating, Governance and Sustainability Committee

ACCO BRANDS | 2026 PROXY STATEMENT 11

Mr. Keller served as Chairman of the Board of Directors of the Company from October 2008 to May 2016, and as Chief Executive Officer of the Company from October 2008 to March 2013. Prior to joining the Company, Mr. Keller served as President and Chief Executive Officer and as a director of APAC Customer Services, Inc., a provider of business process outsourcing services, and served in various capacities at Office Depot, Inc., most recently as its President, Business Services Group.

Robert J. Keller
Director Since 2005
Finance and Planning Committee

Mr. Lombardi is Chairman, President and Chief Executive Officer of Prestige Consumer Healthcare, Inc. (formerly Prestige Brands Holdings, Inc.) (“Prestige”), which markets and distributes brand-name consumer healthcare products throughout the United States and in certain international markets. He was elected Chairman of the Board of Prestige in May 2017 and has served as a director and as President and Chief Executive Officer since June 2015. Prior to this role, Mr. Lombardi served as Prestige's Chief Financial Officer from December 2010 until November 2015.

Ron Lombardi
Director Since 2018
Audit Committee (Chair) Finance and Planning Committee

12 ACCO BRANDS | 2026 PROXY STATEMENT

Ms. Monteagudo served as Chief Executive Officer of LALA U.S., a dairy company focused on manufacturing and selling drinkable yogurts and value-added specialty milks from March 2017 to December 2018. Ms. Monteagudo previously served as Senior Vice President and President, Americas for Mead Johnson Nutrition Company from July 2015 to February 2017 where she was responsible for Mead Johnson’s businesses in North America and Latin America. Ms. Monteagudo has been a director of WD 40 Company since June 2020, and serves on its nominating/governance, compensation and finance committees. Additionally, Ms. Monteagudo has been a director of iHeart Media since July 2021 and serves on its audit committee. Ms. Monteagudo received the ESG: Navigating the Board’s Role certificate from UC Berkeley (2022), the Climate Leadership Certification from Diligent (2024), and the Artificial Intelligence Business Strategies and Applications Certification from UC Berkeley (2025).

Graciela I. Monteagudo
Director Since 2016
Compensation and Human Capital Committee Nominating, Governance and Sustainability Committee (Chair)

Mr. Rajkowski has served as our independent Chairman of the Board since April 2024. Mr. Rajkowski served as Senior Vice President and Chief Financial Officer of Xylem Inc., a global water technology company, from March 2016 until his retirement in December 2020. Mr. Rajkowski previously served as Senior Vice President and Chief Financial Officer of MeadWestvaco from 2004 until July 2015. Mr. Rajkowski is also a director of Orbia Advance Corporation S.A.B. de C.V., a global provider of innovative solutions for building and infrastructure, data communications, irrigation and chemical applications to advance life around the world.

E. Mark Rajkowski
Director Since 2012
Chairman of the Board of Directors

ACCO BRANDS | 2026 PROXY STATEMENT 13

Ms. Simermeyer served as Executive Vice President, Global Group President, Healthcare & Life Sciences at Ecolab, a global water, hygiene and infection prevention solutions company, from December 2019 to July 2022. Ms. Simermeyer previously led Ecolab's Healthcare and global Life Sciences businesses. She joined Ecolab in 2014 as Executive Vice President and Chief Marketing Officer. Prior to joining Ecolab, Ms. Simermeyer served as an executive at S.C. Johnson. She started her career at The Procter & Gamble Company. Since 2019, Ms. Simermeyer has served as an independent director at the Securian Financial Group, where she is a member of the audit and nominating/governance committees.

Elizabeth A. Simermeyer
Director Since 2023
Finance and Planning Committee Nominating, Governance and Sustainability Committee

Mr. Tedford has been the President and Chief Executive Officer of the Company since October 2023. Prior to joining the Board and becoming President and CEO, Mr. Tedford served as President and Chief Operating Officer from September 2021 to September 2023, and was Executive Vice President and President, ACCO Brands North America from February 2018 to August 2021. Previously Mr. Tedford served as Executive Vice President and President, ACCO Brands U.S. Office and Consumer Products and Executive Vice President and President, ACCO Brands Americas.

Thomas W. Tedford
Director Since 2023
President and Chief Executive Officer

Director Attendance

During 2025, there were twelve meetings of the Board of Directors. Each director nominee attended more than 85% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which such director nominee served. In addition to participation at Board of Directors and committee meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with our Chairman and CEO as well as other members of senior management regarding matters of interest and concern to ACCO Brands.

14 ACCO BRANDS | 2026 PROXY STATEMENT

Non-Employee Director Stock Ownership Guidelines

To help align our non-employee directors' interest with those of our stockholders, the Company maintains stock ownership guidelines which require each non-employee director to maintain ownership in shares of the Company's common stock equal to five times his or her annual cash retainer within five years of joining our Board of Directors. Shares counting towards ownership targets include shares beneficially owned through a trust, spouse or dependent child and Restricted Stock Units ("RSUs"). As of December 31, 2025, all directors either met the stock ownership guidelines or were on track to meet the guidelines within the five-year window.

Director Compensation

Director compensation is set by the Board of Directors upon a recommendation from the Nominating, Governance and Sustainability Committee. The key objective of our non-employee directors’ compensation program is to attract and retain highly qualified directors with the necessary skills, experience and character to oversee our management. In addition, our compensation program is designed to align the interests of our Board with the long-term interests of our stockholders by linking a significant portion of director compensation to common stock performance. The compensation program is also designed to recognize the time commitment, expertise and potential liability associated with active Board membership. We compensate our non-employee directors with a combination of cash and equity-based compensation.

The Nominating, Governance and Sustainability Committee reviews non-employee director compensation annually and periodically engages the Compensation and Human Capital Committee’s independent consultant to conduct comprehensive reviews, including a review of director compensation of our Peer Group as described in “Executive Compensation—Compensation Discussion and Analysis—Peer Group.” The Nominating, Governance and Sustainability Committee uses the data and advice provided by the independent consultant, along with information from benchmarking studies conducted by the National Association of Corporate Directors and others, in formulating its recommendation to the Board regarding non-employee director compensation.

The following table sets forth the compensation paid to members of our Board of Directors in 2025 (other than Mr. Tedford who received no additional compensation for his service on our Board of Directors). Mr. Tedford's compensation is included in the 2025 Summary Compensation Table.

ACCO BRANDS | 2026 PROXY STATEMENT 15

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Joseph B. Burton	105,000	125,000		230,000
Kathleen S. Dvorak	120,000	125,000		245,000
Pradeep Jotwani	125,000	125,000	5,000	255,000
Robert J. Keller	105,000	125,000		230,000
Ron Lombardi	130,000	125,000		255,000
Graciela I. Monteagudo	120,000	125,000		245,000
E. Mark Rajkowski	205,000	125,000	5,000	335,000
Elizabeth A. Simermeyer	105,000	125,000		230,000

(1)
The amounts represent the grant date fair value of restricted stock unit awards determined in accordance with FASB ASC Topic 718. Assumptions used in determining the grant date fair value of these awards are set forth in Note 7 to the Company’s consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC. The aggregate number of outstanding stock awards held by each director at December 31, 2025, including both vested and unvested stock awards for which settlement has been deferred, is set forth in the table below:

Restricted Stock Units
Name	(RSUs)
Joseph B. Burton	107,951
Kathleen S. Dvorak	269,185
Pradeep Jotwani	241,482
Robert J. Keller	216,837
Ron Lombardi	149,465
Graciela I. Monteagudo	196,744
E. Mark Rajkowski	250,620
Elizabeth A. Simermeyer	74,948

(2)
For Messrs. Jotwani and Rajkowski the amount under “All Other Compensation” represents a matching charitable donation made by the Company on their behalf. See “Director Charitable Matching Gift Program.”

Cash Compensation for Non-Employee Directors

Each non-employee director earns an annual cash retainer of $105,000. There are no separate meeting fees paid. In addition to the annual cash retainer, committee chairpersons receive additional annual cash retainers totaling $25,000 for the Audit Committee, $20,000 for the Compensation and Human Capital Committee, and $15,000 for the Nominating, Governance and Sustainability Committee and Finance and Planning Committee. Our Independent Chairman is paid an additional annual cash retainer of $100,000. Cash retainers are paid quarterly and pro-rated as appropriate.

A non-employee director may elect to defer the cash portion of his or her compensation under our Deferred Compensation Plan for Directors (the “Deferred Plan”). If this option is chosen, the director can have his or her deferral account credited in either or both a phantom fixed income or a phantom stock unit account. The phantom stock unit account would correspond to the value of, and the dividend rights associated with, an equivalent number of shares of the Company's common stock. Upon the conclusion of service as a director, the balance in a phantom stock unit or phantom fixed income account would be paid to the director in a lump-sum cash distribution. Our obligation to redeem a phantom account is unsecured and is subject to the claims of our general creditors. For the year 2025, none of the directors elected to defer cash compensation and none had any balances in a phantom fixed income or phantom stock unit account.

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Equity-Based Compensation for Non-Employee Directors

Each non-employee director is entitled to receive an annual equity grant either in the form of RSUs deferred under the Deferred Plan or common stock under the 2022 ACCO Brands Corporation Incentive Plan, as amended (including its predecessor or successor plans, the “Incentive Plan”) with a fair market value (as defined in the Incentive Plan) of $125,000. Annual equity grants are typically made at the time of our annual stockholders' meeting each year and non-employee directors elected to the Board of Directors other than at an annual meeting receive a pro-rata portion of such amount based on the time between their date of appointment and the date of the next annual stockholders' meeting.

Non-employee directors are required to receive their equity grants in the form of deferred RSUs if they have not yet attained the minimum stock ownership required under the Non-Employee Director Stock Ownership Guidelines. After achieving the minimum stock ownership threshold, directors may elect each year whether to receive an unrestricted stock grant or deferred RSUs under the Deferred Plan.

Under the terms of the Incentive Plan and each individual director’s RSU award agreements, each RSU represents the right to receive one share of our common stock. Director RSUs vest in full on the earlier of the first anniversary of the grant date or the date of the next annual stockholders’ meeting, provided that the director has been a member of the Board through the vesting date, and subject to accelerated vesting upon certain events. The payment of such RSUs to non-employee directors is deferred under the Deferred Plan. The Deferred Plan provides that such awards are payable within 30 days after the conclusion of service as a director. Directors holding deferred RSUs are credited with additional RSUs based on the amount of any dividend that may be paid by the Company.

Director Charitable Matching Gift Program

The Company has established a program under which it will make matching charitable gifts of up to $5,000 annually on behalf of each of its directors. During 2025, two directors participated in this program.

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Corporate Governance

Director Independence	19
Board Leadership Structure	20
Risk Oversight	20
Committees	23
Stockholder Communication	29

Corporate Governance

The Board of Directors has adopted Corporate Governance Principles to assist it in the exercise of its responsibility to oversee the performance of the Company's management for the benefit of the Company's stockholders and the creation of stockholder value. These principles, along with the charters of the Board of Directors' committees and other key policies and practices of the Board of Directors, provide a framework for the governance of the Company and can be found on our Investor Relations website at https://ir.accobrands.com/governance/governance-documents/default.aspx.

Director Independence

Our Corporate Governance Principles provide that a majority of the members of the Board of Directors, and each member of the Audit Committee, the Compensation and Human Capital Committee and the Nominating, Governance and Sustainability Committee, must meet certain criteria for independence. Based on NYSE independence requirements, the Corporate Governance Principles set forth certain standards to assist the Board of Directors in determining director independence. Our Board of Directors affirmatively determines director independence on an annual basis after considering all relevant facts and circumstances, namely that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

Under no circumstances will a director be considered independent if:

•
the director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company;
•
the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
•
the director is a current partner or employee of a firm that is the Company’s internal or external auditor; the director has an immediate family member who is a current partner of such a firm; the director has an immediate family member who is a current employee of such a firm and personally works on the Company’s audit; or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time;
•
the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;
•
the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenue.

ACCO BRANDS | 2026 PROXY STATEMENT 19

Each currently serving member of the Board of Directors, other than Mr. Tedford, has been affirmatively determined by the Board of Directors to be independent as defined in the Corporate Governance Principles and the NYSE independence requirements.

Board Leadership Structure

The Board of Directors periodically evaluates the Company's leadership structure and whether it is in the best interests of the Company for the positions of Chairman and CEO to be separated or combined. Our Corporate Governance Principles provide that in the event the Chairman of the Board is also serving as the Company's CEO or is otherwise not independent, one of our independent directors be designated as our Presiding Independent Director. We believe that having an independent Chairman, or a Presiding Independent Director when the Chairman is not independent, provides access to management and an independent voice with significant input into corporate governance matters.

The Board remains satisfied with the current leadership structure and has determined that maintaining the separation of the Chairman and CEO roles continues to be in the best interest of the Company. The Board appointed E. Mark Rajkowski as independent Chairman in 2024 recognizing the value of his seasoned tenure on the Board, his familiarity with the Company’s overall business, and his understanding of our corporate governance practices. This structure also allows Mr. Tedford to focus his attention on his responsibilities as CEO.

Role and Responsibilities of Independent Chairman and Presiding Independent Director

The Chairman has the authority to call meetings of the Board and presides at such meetings. The Chairman is primarily responsible for shaping Board agendas (in consultation with our CEO, Corporate Secretary, and Presiding Independent Director, if applicable) and communicates with all directors on key issues and concerns outside of Board meetings. He also presides at meetings of all non-employee directors in executive session. Each regularly scheduled Board meeting includes a non-employee director executive session. The independent Chairman, or Presiding Independent Director, as applicable, attends committee meetings, as appropriate, and acts as a conduit for contact between the CEO and the other directors. Together with the chairman of our Compensation and Human Capital Committee, the independent Chairman, or Presiding Independent Director, as applicable, also facilitates the process of evaluating the CEO’s performance and determining his compensation. The independent Chairman, or Presiding Independent Director, as applicable, also facilitates and oversees our annual Board self-evaluation process, together with our Nominating, Governance and Sustainability Committee.

Risk Oversight

Our Board of Directors believes in an effective enterprise risk management program (“ERM”). The objective of our ERM program is to identify in a timely manner the material near-term and emerging risks we face or may face in the future and communicate necessary information about those risks to senior management and, as appropriate, to the Board of Directors or its relevant committees. Additionally, our Board of Directors believes an effective ERM supports the implementation of appropriate and responsive risk management strategies and integrates risk management into our decision-making. Our senior management has primary responsibility for managing enterprise risks and the day-to-day risks associated with our business, including strategic, operational, financial, legal, regulatory, cybersecurity and technology, environmental (including climate-related), social,

20 ACCO BRANDS | 2026 PROXY STATEMENT

governance, geopolitical, reputational, and emerging risks. We have procedures designed to identify, evaluate, monitor, manage and mitigate the major internal and external risks to our business, and to align risk-taking appropriately with our efforts to increase stockholder value.

Board Oversight

Our Board is responsible for the oversight of our enterprise risk management. The Board currently oversees our risk management primarily through our Board committee structure. The Nominating, Governance and Sustainability Committee oversees the ERM procedures established by management, and the Board's standing committees are responsible for the direct oversight of the specific enterprise risks delegated to them, receiving updates from management at least annually on their assigned risks. Management's written presentations regarding these high priority risks are posted to the full Board, and the Board committees regularly provide updates to the Board with respect to the risk areas for which they are responsible. Additionally, management maintains an enterprise risk dashboard which is refreshed quarterly and distributed to the Board.

Committee Risk Oversight Responsibilities
Audit Committee
•
Financial Reporting and Internal Controls--Includes financial risks associated with the preparation of the Company's financial statements and financial compliance activities (including the adequacy of internal control over financial reporting and disclosure controls and procedures). Oversees the Company's Vice President of Internal Audit regarding internal audit engagements and findings
•
Cyber Security, Information System Security, Data Integrity and Artificial Intelligence
•
Disaster Recovery / IT Continuity and Preparedness / Business Continuity
•
Litigation and Claims--Includes risks relating to pending litigation, claims and regulatory matters

Compensation and Human Capital Committee
•
Executive Compensation--Includes oversight of risks relating to the structure of our executive compensation programs, including that incentives appropriately reward executives for executing our corporate strategy and growing stockholder value, and do not encourage excessive risk taking
•
Acquisition and Maintenance of Human Capital--Includes risks related to the Company's succession planning and talent development programs
•
Social--Includes risks related to the Company's social sustainability activities, such as pay equity, diversity, and employee engagement

Nominating, Governance and Sustainability Committee	• Environmental and Governance--Includes the Company's environmental and governance risks, including climate-related risks • Legal, Regulatory and Compliance

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Finance and Planning Committee
•
Capital Structure and Financing--Oversees financial risks with respect to the Company's capital structure, investments, use of derivatives and hedging instruments, currency exposure, retirement plans, financial resiliency, and other business and financing plans and policies
•
Macroeconomic Conditions
•
Manufacturing and Supply Chain--Includes financial and geopolitical risks

Cybersecurity

Our Audit Committee oversees the Company's cybersecurity risks. Ms. Dvorak has a certificate in Cybersecurity Oversight from the National Association of Corporate Directors and Mr. Burton is a technology expert with experience in online fraud and cybersecurity. Both Ms. Dvorak and Mr. Burton are members of our Audit Committee.

Our Senior Vice President and Chief Information Officer and our Vice President, Global Infrastructure, Operations, and Cybersecurity, update the Audit Committee regularly regarding the status of ongoing cybersecurity initiatives and strategies. They also present information to the Audit Committee regarding management's cybersecurity risk and maturity assessments, including changes to our cybersecurity roadmap as a result of these assessments. This briefing is also posted to the full Board, which also receives quarterly updates through the Audit Committee. In accordance with the Company's policies and incident response plans, based on the severity of the incident, the Audit Committee is notified and briefed. The Board and executive management participate in cybersecurity training and conduct tabletop exercises on a periodic basis.

For further information regarding our cybersecurity risk management strategy and governance, see "Item 1C. Cybersecurity" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission ("SEC").

Governance, Social Responsibility and Environmental Sustainability

The Nominating, Governance and Sustainability Committee oversees our corporate governance policies and practices, including the Code of Conduct and corporate compliance programs and training. Mandatory Code of Conduct training is conducted annually. Areas of focus include anti-corruption and bribery as well as the importance of “speaking up” and the Company's non-retaliation policy. The committee also oversees management's administration of our corporate social responsibility and environmental sustainability programs and reporting. The Nominating, Governance and Sustainability Committee receives management updates on all of these topics with briefings also posted to the full Board.

The Compensation and Human Capital Committee oversees the Company's talent management, development and inclusive culture strategies. Our Global Chief People Officer regularly updates the Compensation and Human Capital Committee on the status of the Company's culture initiatives, talent management and succession planning activities, and reviews these at least once a year with the full Board.

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Artificial Intelligence

The Board recognizes that the use of artificial intelligence (“AI”) presents both operational risks and strategic opportunities for the Company. Consistent with its responsibility for oversight of enterprise risk management and internal controls, the Audit Committee oversees risks associated with the Company’s use of AI, including data governance, model integrity, information security, third-party vendor risk, regulatory compliance, and the effectiveness of internal controls related to AI-enabled systems. The Company’s Senior Vice President and Chief Information Officer, together with other members of management as appropriate, provide regular updates to the Audit Committee regarding AI initiatives, risk assessments, governance frameworks, and control procedures, including developments in applicable laws and regulatory guidance. Based on the nature and severity of identified risks, the Audit Committee is notified and briefed in accordance with the Company’s risk escalation protocols. In addition, the full Board receives periodic updates regarding the strategic implications of AI for the enterprise, including AI-enabled innovation, operational efficiencies, competitive positioning, talent implications, and alignment with the Company’s long-term growth strategy. This dual oversight framework enables the Board to monitor AI-related risks while guiding management on the responsible and value-enhancing use of AI across the organization.

Committees

The Board of Directors has established the standing Committees described below, each of which operates pursuant to a written charter that is available on our website at https://ir.accobrands.com/governance/governance-documents/default.aspx. Each committee reviews its charter annually. The independence of these standing committees provides additional oversight and balance to our Board leadership structure, regardless of whether the roles of Chairman and CEO are combined or separated. The CEO does not serve on any of our standing committees.

Audit Committee	Current Members: Ron Lombardi (Chair) Joseph Burton Kathleen Dvorak
8 meetings held in 2025

Primary Functions

Oversees (1) the integrity of our financial statements and our accounting and financial reporting processes, (2) the independence and qualifications of our independent auditors, (3) the performance of the independent auditors and our internal audit function, and (4) our compliance with legal and regulatory requirements not specifically delegated to other Board committees. As part of its responsibilities, the Audit Committee, among other things:

•
retains and oversees an independent, registered public accounting firm to serve as the Company's independent auditors and monitors the independence and performance of our independent auditors;
•
pre-approves all audit and permissible non-audit services to be provided by our independent auditors in accordance with policies and procedures established and maintained by the Audit Committee;

ACCO BRANDS | 2026 PROXY STATEMENT 23

•
reviews internal audit staffing levels, qualifications and annual expense budgets and oversees our internal audit function;
•
reviews the annual internal audit plan, summaries of key reports and updates on the results of internal audit work;
•
reviews and discusses with management our financial statements and quarterly and annual reports to be filed with the SEC, including any significant issues regarding financial statement presentation and judgments, as well as our earnings announcements and related materials;
•
reviews and discusses with management major issues regarding accounting and auditing principles and practices, significant changes in the Company’s selection or application of accounting principles and the effect of any pending or newly implemented regulatory and accounting initiatives on the Company’s financial statements;
•
reviews and discusses with management the adequacy and effectiveness of our disclosure controls and procedures and our internal control over financial reporting, including any material weaknesses, significant deficiencies or changes in internal controls;
•
discusses with management, the internal auditors and the independent auditor, the Company’s policies and procedures governing risk assessment and risk management, including with respect to emerging technologies such as artificial intelligence;
•
establishes and oversees procedures for receiving and responding to concerns regarding accounting, internal control over financial reporting and auditing matters; and
•
reviews and approves (or ratifies where appropriate) certain related-party transactions.

Each member meets the independence standards of our Corporate Governance Principles and the NYSE and the independence standards under Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member meets the financial literacy requirements of the NYSE and has been determined by the Board of Directors to be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act.

Compensation and Human Capital Committee	Current Members: Pradeep Jotwani (Chair) Joseph Burton Graciela Monteagudo
5 meetings held in 2025

Primary Functions

Oversees compensation and benefit programs for our executive officers and other members of senior management, with a view towards attracting, motivating, and retaining high-quality leadership and compensating those individuals in a manner that is aligned with stockholder interests, consistent with competitive practices, commensurate with performance and in compliance with the requirements of appropriate regulatory bodies. Our programs also support the Company's human capital strategies

24 ACCO BRANDS | 2026 PROXY STATEMENT

related to its strategic business plans and social responsibility initiatives. As part of its responsibility, the Compensation and Human Capital Committee, among other things:

•
establishes the Company's compensation philosophy;
•
considers the impact of say-on-pay vote outcomes and stockholder engagement feedback on executive compensation;
•
reviews and approves, at least biennially, the compensation Peer Group used to establish executive pay levels and design practices and assess relative performance;
•
reviews and approves the use of cash and equity incentives, as well as the metrics used for short-term and long-term incentives and the range of performance requirements and payout caps for each incentive program;
•
annually reviews and recommends to the Board of Directors the compensation of our CEO and evaluates his performance, and establishes and approves the compensation for our other executive officers;
•
oversees our independent compensation consultant services to the organization;
•
administers and reviews the Company's incentive compensation plans; determines and approves, or recommends for approval, grants of awards under such plans to executive officers; and delegates, at its discretion, to the CEO the authority to grant equity-based and incentive awards to non-executive employees;
•
oversees and, where applicable, administers the Company's health and benefit and defined benefit, retirement and supplemental retirement plans, including the Company's 401(k) plan;
•
exercises the Board of Directors' authority with respect to employment, compensation, severance and change-in-control arrangements or agreements with executive officers, and, if applicable, other key employees as it may determine, and oversees management's administration of such agreements or arrangements;
•
oversees the succession planning and management development processes for all executive officers and makes recommendations to the Board of Directors in connection with succession planning for our CEO;
•
oversees the development of human capital strategies in support of the Company's strategic business plan;
•
administers and periodically reviews the incentive compensation recoupment or forfeiture policies applicable to the Company’s executive officers and from time-to-time updates or makes recommendations to the Board regarding updates to such policies; and
•
establishes and reviews guidelines requiring our executives and other officers to maintain certain levels of stock ownership in the Company.

Each member meets the independence standards of our Corporate Governance Principles and the NYSE, as well as qualifies as a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

ACCO BRANDS | 2026 PROXY STATEMENT 25

Finance and Planning Committee	Current Members: Kathleen Dvorak (Chair) Robert Keller Ron Lombardi Elizabeth Simermeyer
6 meetings held in 2025

Primary Functions

Assists the Board of Directors in fulfilling its responsibilities to monitor and oversee the Company's financial affairs with respect to the Company's capital structure, investments, business and financing plans and policies, as well as financing requirements. The Finance and Planning Committee also evaluates specific financial proposals, plans, strategies, transactions and other initiatives. As part of its responsibility, the Finance and Planning Committee, among other things:

•
reviews the capital structure and financing requirements of the Company, as well as the Company's debt ratings and bank credit facility arrangements, and makes recommendations to management concerning the Company's liquidity needs;
•
reviews and approves the Company's policies related to the use of hedging and derivative instruments, including, among other things, approving any future authorizations for the Company and its subsidiaries to enter into swaps;
•
reviews and makes recommendations to the Board on strategic actions under consideration by the Company, including any proposed acquisitions or divestitures, mergers, joint ventures or strategic alliances or investments (including the financing thereof) or other actions to maintain or enhance stockholder value, where more in-depth consideration may be warranted than is practical for the whole Board to undertake;
•
reviews and makes recommendations to management regarding the annual business plan, the Company's dividend policy, and proposals regarding equity or debt transactions or proposed strategic or other extraordinary actions under consideration; and
•
annually reviews the funding and investment performance of the Company's defined benefit, retirement and supplemental retirement plans, including the Company's 401(k) plan.

Each member meets the independence standards of our Corporate Governance Principles and the NYSE.

26 ACCO BRANDS | 2026 PROXY STATEMENT

Nominating, Governance and Sustainability Committee	Current Members: Graciela Monteagudo (Chair) Pradeep Jotwani Elizabeth Simermeyer
4 meetings held in 2025

Primary Functions

Develops and oversees the Company's corporate governance policies and provides advice with respect to corporate governance, the rights and interests of stockholders and other stakeholders; oversees the Company's corporate social responsibility and environmental sustainability programs; and identifies, reviews and recommends qualified candidates for election to the Board of Directors and its committees. As part of its responsibility, the Nominating, Governance and Sustainability Committee, among other things:

•
annually reviews and, if desirable, recommends changes to the Company's Corporate Governance Principles;
•
reviews and provides recommendations with respect to the composition and structure of the Board of Directors and the duties, powers, composition and structure of the Board's committees;
•
establishes and reviews criteria relating to the qualifications, candidacy, service, refreshment, and tenure of directors, and the procedures for the consideration of director candidates recommended by the Company's stockholders;
•
identifies and evaluates potential director candidates and recommends nominees for election or re-election as members of the Board of Directors;
•
establishes and reviews criteria and qualifications for membership on the Board's committees and recommends directors for membership on such committees;
•
together with our Presiding Independent Director or Independent Chairman, as applicable, manages the annual evaluation and performance review process of the Board of Directors, the committees, and the individual directors;
•
reviews and makes recommendations concerning the size, composition and structure of the Board, and the charters, duties, powers, oversight, composition and structure of Board committees (in consultation with the applicable committee Chairpersons), according to existing and planned Company objectives and governance principles;
•
annually reviews and makes recommendations regarding compensation arrangements for non-employee directors, and administers the Company's non-employee director deferred compensation plan;
•
develops, recommends and periodically reviews the non-employee director stock ownership guidelines; and
•
oversees management's administration of the Company's ERM.

ACCO BRANDS | 2026 PROXY STATEMENT 27

Each member meets the independence standards of our Corporate Governance Principles and the NYSE.

Annual Meeting Attendance

We do not have a formal policy requiring members of the Board of Directors to attend stockholders' annual meetings, although all director nominees are currently expected to attend our live audio webcast. All of the director nominees serving on the Board of Directors at the time of the 2025 annual meeting of stockholders attended the 2025 annual meeting, which was also held virtually.

Board and Committee Self-Evaluation

The Board recognizes that a thorough, constructive self-evaluation process enhances its effectiveness and is an essential element of good corporate governance. Accordingly, the Nominating, Governance and Sustainability Committee, together with our Chairman, or Presiding Independent Director, as applicable, oversees an annual self-evaluation process to ensure that the full Board, each committee, and individual directors conduct a thorough self-assessment of performance and solicit feedback for improvement.

Evaluation topics include board meeting mechanics and content quality; board organization, composition and operation; performance of board members, including the quality and candor of board deliberations; board dynamics and culture; committee performance and director education opportunities. The Nominating, Governance and Sustainability Committee reviews and reassesses the format and effectiveness of the evaluation process each year and makes changes when considered necessary or appropriate. The purpose of the self-evaluation process is to identify ways in which to enhance the effectiveness of the Board’s and committees’ oversight of the Company’s business and financial performance and its corporate governance. Feedback on individual director performance is encouraged as part of the process.

As part of the self-evaluation process, each director completes written questionnaires developed by the Nominating, Governance and Sustainability Committee. The Chairman, or Presiding Independent Director, as applicable, receives a summary of all responses from the written questionnaires and has one-on-one discussions with each director. Each Committee Chair also receives the summary responses for his or her committee and may also have individual discussions with committee members. These results are then presented to the Board and each committee for discussion in executive session.

Compensation and Human Capital Committee Interlocks and Insider Participation

All members of the Compensation and Human Capital Committee are considered independent under our Corporate Governance Principles. None of the members of the Compensation and Human Capital Committee nor any other member of our Board of Directors served as an executive officer of another entity during 2025 for which any executive officer of the Company served as a director or a member of that entity's compensation committee. None of the members of the Compensation and Human Capital Committee has a relationship with the Company that is required to be disclosed under Item 404 of SEC Regulation S-K.

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Stockholder Communication

The Board of Directors and management encourage communication from our stockholders. Stockholders who wish to communicate with our management should direct their communication to our CEO or the Office of the Corporate Secretary, Four Corporate Drive, Lake Zurich, Illinois 60047. Stockholders and other interested parties who wish to communicate with the non-employee or independent directors, any individual director or the Chairman of the Board should direct their communication care of the Office of the Corporate Secretary at the address above. The Corporate Secretary will forward to our Chairman any communications intended for the full Board of Directors, for the non-employee or independent directors as a group, or for the Chairman. Communications intended for an individual director will be forwarded directly to that director. If multiple communications are received on a similar topic, the Corporate Secretary may, in their discretion, forward only representative correspondence. Any communications that are unrelated to the Company or Board business or that are abusive, inappropriate or in bad taste or present safety, security or privacy concerns may be handled differently.

ACCO BRANDS | 2026 PROXY STATEMENT 29

Executive Compensation

Compensation Discussion and Analysis	31
Compensation and Human Capital Committee Report	55
Executive Compensation Tables	56
CEO Pay Ratio	66
Pay Versus Performance	67

Executive Compensation

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes our executive compensation philosophy and programs, the compensation decisions the Compensation and Human Capital Committee has made under each program, and the considerations in making those decisions. The Compensation Discussion and Analysis focuses on the compensation of the Company's named executive officers listed below, whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

The following discussion contains statements regarding future plans, performance targets, and/or performance goals. This information is disclosed in the limited context of the Company's compensation programs and should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Executive Summary

Our Named Executive Officers

The following executive officers are the named executive officers ("NEOs") whose compensation is discussed and disclosed in this Proxy Statement:

•
Thomas W. Tedford, President and Chief Executive Officer
•
Deborah A. O'Connor, Executive Vice President and Chief Financial Officer
•
Cezary Monko, Executive Vice President and President, International
•
Gregory J. McCormack, Senior Vice President, Global Operations and Supply Chain
•
Angela Y. Jones, Senior Vice President, Chief People and Corporate Responsibility Officer

In addition, Ms. Pamela R. Schneider, our former Senior Vice President, General Counsel and Corporate Secretary, who retired from the Company on September 30, 2025, and Mr. Patrick H. Buchenroth, our former Executive Vice President and President, Americas, who exited the Company on August 1, 2025 due to the company's restructuring of the executive leadership team and elimination of the Executive Vice President and President, Americas role, are included in the Summary Compensation Table and subsequent tables as additional NEOs.

2025 Financial Performance Overview

Our Business. ACCO Brands is a leading global consumer, technology and business branded products company, providing well-known brands and innovative product solutions used in schools, homes and at work. Approximately 75 percent of our 2025 sales came from brands that are in the No. 1 or No.2 position in the product categories in which we compete. Our top 12 brands represented approximately $1.1 billion of our 2025 net sales. Each operating segment designs, markets, sources, manufactures and sells recognized consumer, technology and business branded products used in schools, homes and at work. Product designs are tailored to end-user preferences in each geographic

ACCO BRANDS | 2026 PROXY STATEMENT 31

region, and where possible, leverage common engineering, design and sourcing. Our products are sold primarily in the U.S., Europe, Australia, Canada, Brazil and Mexico.

Our 2025 Results. In 2025, net sales were $1.525 billion, a decrease of 8.5 percent. Globally, demand was softer for certain office related products. In addition, sales were impacted by tariff disruptions in the Americas operating segment, primarily in the United States. Gross margin decreased 50 basis points compared to the prior-year period, primarily due to the impact of volume declines and tariff related impacts.

In 2025, we reported an operating income of $92.3 million, compared to operating loss of $37.0 million in the prior year. The increase was primarily due to the prior year non-cash goodwill and intangible asset impairment charge. Adjusted operating income was $153.3 million, compared to $189.7 million in 2024. Adjusted operating income decline reflects lower sales volume and tariff related impacts, which were partially offset by cost savings and lower incentive compensation expense.

Net income was $41.3 million, or $0.44 per share in 2025, compared to a net loss of $101.6 million, or $(1.06) per share in 2024. Current year net income was positively impacted by the settlement of outstanding tax assessments in Brazil, resulting in a benefit of $13.0 million. The prior year loss reflects the items noted above in operating income. Adjusted net income was $78.8 million, compared to $99.2 million in 2024, and adjusted earnings per share were $0.84 per share compared with $1.02 per share in 2024.

For additional information on our business and 2025 financial performance, please see our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC along with our Earnings Release dated March 9, 2026. Adjusted operating income, adjusted earnings per share, and adjusted net income are non-GAAP financial measures. Each non-GAAP financial measure is defined and reconciled to its most directly comparable GAAP financial measure in Appendix B "Supplemental Non-GAAP Financial Measures" of this Proxy Statement.

Impact of 2025 Company Performance on Executive Compensation

2025 Annual Incentive Plan ("AIP")

We believe the incentive compensation earned in 2025 by our executive officers, including our named executive officers, properly reflects the performance of the Company. For the 2025 AIP award payout, the chart below reflects actual Company financial and strategic measures performance in relation to the full year performance targets established by the Compensation and Human Capital Committee for each performance measure applied to our named executive officers.

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Name and Principal Position	AIP Performance Measure	Weight	Annual Target Performance(1) ($ in Millions)	Percent of Annual Target Performance Achieved	Earned Payout
Thomas W. Tedford, President and Chief Executive Officer	ACCO Brands Adjusted Operating Income	40%	$154.83	0%	10%
Deborah A. O'Connor, Executive Vice President and Chief Financial Officer	ACCO Brands Net Sales	20%	$1,570.77	0%
Gregory J. McCormack, Senior Vice President, Global Operations and Supply Chain	ACCO Brands Working Capital Efficiency	20%	24.3%	0%
Angela Jones, Senior Vice President, Chief People and Corporate Responsibility Officer	Strategic Measures	20%	100%	50%
Pamela R. Schneider, (Former) Senior Vice President, General Counsel and Corporate Secretary
Cezary Monko, Executive Vice President and President, International	ACCO Brands Adjusted Operating Income	20%	$154.83	0%	10%
	International Adjusted Operating Income	20%	$72.26	0%
	International Net Sales	20%	$646.70	0%
	International Working Capital Efficiency	20%	16.8%	0%
	Strategic Measures	20%	100%	50%
Patrick H. Buchenroth, (Former) Executive VIce President and President, Americas	ACCO Brands Adjusted Operating Income	20%	$154.83	0%	10%
	Americas Adjusted Operating Income	20%	$143.67	0%
	Americas Net Sales	20%	$954.75	0%
	Americas Working Capital Efficiency	20%	28.0%	0%
	Strategic Measures	20%	100%	50%
(1)
Each of the financial performance measures is measured at budgeted currency rates, which are different than actual rates, to remove the impact of year-to-year currency fluctuations that are outside of the control of management.

The financial performance measures were earned by each named executive officer based on actual achievement of adjusted operating income, net sales and working capital efficiency for the Company and/or business segment. Achievement of the strategic measures was based on qualitative judgment informed by quantitative results, as described below.

ACCO BRANDS | 2026 PROXY STATEMENT 33

Assessment of strategic measures was based on 1) improved revenue performance; delivering on cost savings targets; and managing organizational and structural change, including people, facilities, systems and processes, 2) diversification of new product lines, and 3) progress towards achieving a growth-oriented, inclusive, and highly engaged culture while ensuring development of key successors at all levels of the organization. In February 2026, the Board and Compensation and Human Capital Committee reviewed management's performance relative to these strategic measures. Management successfully managed integration and restructuring projects, leadership transitions in the Americas and International business segments, and actively identified growth and restructure projects for 2026. New product development progressed in 2025, but sales growth did not meet expectations. ACCO Brands has an effective succession planning process and experienced the benefits from the work in 2025. Based on the overall evaluation of the three strategic measures, and as a result of not meeting the expectations of the new product line diversification measure, the Compensation and Human Capital Committee, and the Board for Mr. Tedford, determined that each of the named executive officers earned 50 percent of the strategic measures component of their 2025 AIP award.

2025 Performance Stock Unit ("PSUs") Results

The 2023 - 2025 PSUs vested on December 31, 2025 and resulted in a 74.2 percent performance achievement for the cumulative three-year period. For additional information regarding the 2025 AIP and the 2023 - 2025 PSUs, see “Annual Incentive – 2025 Payouts” and “2023 - 2025 PSUs.”

2025 CEO Pay Decisions

Each year, the Compensation and Human Capital Committee and the Board, with input from the Compensation and Human Capital Committee's independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), reviews the CEO’s overall compensation package. This review considers, among other things, the CEO's individual performance, the short-term and long-term financial and strategic performance of the Company, and the relative positioning of the CEO's total compensation to the median of the Company's Peer Group.

Mr. Tedford's 2025 base salary and incentive targets as CEO were set on March 11, 2025. In setting Mr. Tedford's 2025 base salary and incentive targets, the Compensation and Human Capital Committee considered the factors noted above and Mr. Tedford's promotion to the CEO position in October 2023.

The Compensation and Human Capital Committee recommended, and the Board of Directors approved, the following actions related to Mr. Tedford's 2025 compensation.

Compensation Actions for President and Chief Executive Officer
•
Annual base salary of $930,000, a 3.3 percent increase effective April 1, 2025.
•
AIP award target at 120 percent of his base salary.
•
The grant of a long-term equity award with a total award value of $4,200,000.
•
After these adjustments, Mr. Tedford's target total compensation package inclusive of base salary, target annual incentive and target annual long-term equity compensation, is below the 50th percentile of
Approximately 85 percent of Mr. Tedford's total target compensation consisted of variable, at risk pay.

34 ACCO BRANDS | 2026 PROXY STATEMENT

annual total target compensation of other CEOs within the Company's Peer Group due to his more recent promotion to CEO.

Summary of Key Executive Compensation Practices

In overseeing our Company's executive compensation program, the Compensation and Human Capital Committee seeks to provide compensation for our executive officers, including our named executive officers, which is competitive within our industry, with a substantial emphasis on Company performance and stockholder returns. The following list highlights the significant executive compensation practices of the Company which the Compensation and Human Capital Committee believes are effective in aligning the interests of our executive officers with those of our stockholders and are consistent with good corporate governance.

Topic	Best Practice
Pay-for-Performance	A significant portion of each of our executive officer's compensation is variable and at risk, with actual amounts paid based on performance.
Target Compensation at Peer Group Market Median

The Compensation and Human Capital Committee typically targets total compensation at the median of our Peer Group. Actual pay may be greater than or less than median based upon experience, impact, and performance of individual executives. The Peer Group is periodically reviewed and approved by the Compensation and Human Capital Committee, with recommendations from Meridian.

Variety of Performance Measures	Our short-term and long-term incentive compensation programs use a variety of complementary measures so executive officers do not focus on one measure at the expense of other measures.
Award Caps

To encourage executive officers to focus equally on short-term and long-term performance goals, our short-term incentive compensation program provides a maximum payout of 185 percent of the target payout and our long-term incentive compensation program provides a maximum payout of 200 percent of the target payout, both of which are aligned with market norms.

Annual Review Relative to Peer Group

The Compensation and Human Capital Committee reviews short-term and long-term incentive plan design, performance, and payouts relative to the plan design, performance and payouts of our Peer Group companies on an annual basis.

Minimum Vesting	Full-value equity awards are generally subject to either three-year service-based vesting or three-year performance-based vesting.
Limited Perquisites	The Company provides only limited perquisites to its executive officers.
Double-Trigger Change-in-Control Provisions

Both a change-in-control and an involuntary termination of employment or termination by executive for “good reason” must occur to receive cash severance payment in connection with a change-in-control. No automatic vesting of equity awards upon a change-in-control. Both a change-in-control and an involuntary termination of employment or termination by executive for “good reason” must occur for equity awards to vest.

ACCO BRANDS | 2026 PROXY STATEMENT 35

Topic	Best Practice
No Change-in-Control Tax Gross-Ups in Executive Severance Plan	No excise or income tax gross-up provision included in the executive severance plan.
Clawback or Forfeiture of Incentive Payments Policy

The Company has a policy to recoup incentive-based compensation paid or payable to executive officers if the payment was based on financial results that were subsequently restated (regardless of whether the officer was responsible for the restatement). The Company’s policy goes beyond the requirements of the Dodd-Frank Act by also authorizing the recoupment of incentive-based compensation in cases of willful or intentional misconduct by an executive officer in connection with the performance of his or her duties.

Stock Ownership Guidelines

Stock ownership guidelines for executive officers, including 6x salary for our CEO, require executive officers to retain 50 percent of net shares received through equity awards until the guidelines are satisfied; the Company does not include unexercised, vested Non-Qualified Stock Options (“NQSOs”), or unearned and unvested PSUs in calculating guideline attainment levels.

Prohibition on Hedging and Pledging, Stock Option Repricing and Liberal Share Recycling

Company policy prohibits executive officers and directors from hedging or pledging Company stock. Re-pricing of underwater stock options is prohibited without stockholder approval. Shares that are surrendered or withheld to pay an award's exercise price or tax withholding cannot be added back to the shares available under the Incentive Plan. Likewise, any shares reacquired by the Company upon the exercise of stock options will not be added to the pool of available shares under the Incentive Plan.

36 ACCO BRANDS | 2026 PROXY STATEMENT

2025 Advisory Vote on Executive Compensation ("Say-on-Pay") Vote

At the 2025 annual meeting of stockholders, 97.6 percent of the votes cast approved a non-binding, advisory vote on the 2024 compensation of our named executive officers disclosed in our annual proxy statement filed in 2025. The Compensation and Human Capital Committee believes this result affirms our stockholders’ support of the Company’s approach to executive compensation.

However, the Company and the Compensation and Human Capital Committee will continue to review and update the Company's executive compensation programs to reflect changes in business and industry conditions. The Compensation and Human Capital Committee will also continue to consider the outcome of our stockholders’ annual advisory votes on executive compensation and other important inputs from our stockholders when making future compensation decisions for our named executive officers.

ACCO BRANDS | 2026 PROXY STATEMENT 37

Executive Compensation Philosophy

Our executive compensation philosophy is to target each compensation component at approximately the median of similarly situated executives of companies in our Peer Group, with discretion to adjust where individual experience, impact, performance and/or other factors are appropriate. We are committed to providing competitive compensation programs that are designed to:

•
Align with stockholder interests by weighting a substantial portion of total compensation toward at-risk performance-based incentives, which encourage the creation of long-term stockholder value through the achievement of the Company’s financial and strategic objectives. In addition, a significant portion of our executive compensation is equity based, which incents our executive officers to increase share price thereby directly benefiting our stockholders.
•
Drive business strategy and pay for performance by linking incentive awards that balance both short-term and long-term financial goals and drive achievement of the Company’s business objectives by tying compensation to the accomplishments of those objectives.
•
Attract and retain top talent who can contribute significantly to the achievement of the Company’s goals and deliver results critical to our long-term success. We structure compensation programs that reflect the competitive marketplace.

The components of compensation are developed by our Compensation and Human Capital Committee, with advice received from both its independent compensation consultant and our management team and are set annually to ensure alignment with the Company’s compensation philosophy.

A substantial portion of executive compensation is at risk. Accordingly, our executive compensation components are weighted toward incentives which we believe encourage the creation of stockholder value through the advancement of our strategy and the achievement of the Company’s revenue growth, profitability improvement, cash flow, net income per share, working capital efficiency goals, share price appreciation, and total shareholder return. Though the Compensation and Human Capital Committee has not pre-established any relative weightings among the various compensation components, the Compensation and Human Capital Committee targets the market median in our Peer Group for each compensation component as well as at the overall total compensation of all components combined.

The Compensation and Human Capital Committee reviews the base salary and short-term and long-term incentive compensation mix for executive officers at least annually to ensure alignment with the Company's executive compensation philosophy.

38 ACCO BRANDS | 2026 PROXY STATEMENT

Compensation Components(1)
Annual Compensation
•
Base Salary - fixed cash compensation based on the Compensation and Human Capital Committee's assessment of competitive market data, the position, and the incumbent executive officer's experience, skills, knowledge and performance; provides an appropriate level of financial certainty.
•
Annual Incentives - variable performance-based cash compensation earned if annual financial and strategic objectives established by the Compensation and Human Capital Committee are achieved, with above-target payouts for above-target performance and below-target or no payouts for performance that falls short of established goals.

Long-Term Compensation(2)
•
Performance Stock Units - equity awards that reward the achievement of financial performance which contribute to the creation of stockholder value over the long-term, with above-target payouts for above-target performance and below-target or no payouts for performance that falls short of established goals.
•
Restricted Stock Units - equity awards that encourage retention while aligning management with stockholders' interests through stock ownership.

Benefits
•
The Company provides retirement, health and welfare plans that are the same as offered to all other salaried employees in the same geography. In addition, executive officers receive life insurance and long-term disability coverage and some executive officers receive certain limited perquisites.

(1)
Where exigent circumstances exist, the Compensation and Human Capital Committee may deviate from the compensation core components.
(2)
The Compensation and Human Capital Committee determines annually the long-term compensation mix based on a variety of factors, such as participant eligibility, share availability under the Company's Incentive Plan, Peer Group practices, and cost and cash flow impact to the Company. The Compensation and Human Capital Committee has discretion to award cash-based long-term compensation in lieu of stock-based long-term compensation for employees who are not executive officers. Beginning with the March 2023 annual grants, the Compensation and Human Capital Committee determined not to include stock options as a component of the executive officers' long-term compensation mix.

Role of our Compensation and Human Capital Committee

Our Compensation and Human Capital Committee is responsible for establishing, overseeing, and monitoring executive compensation and benefit programs for the Company consistent with our pay-for-performance philosophy, as well as the overall human capital strategies that support the Company's strategic business plan. At the direction of the Compensation and Human Capital Committee, management prepares presentations of total compensation, “tally sheets,” and other supporting data for the Compensation and Human Capital Committee's use when considering and determining executive compensation. The “tally sheets” provide a succinct summary of all components of each named executive officer's compensation so that the Compensation and Human Capital Committee can analyze each component, the aggregate amount of the components and the impact of Company performance on the value of both short-term and long-term incentive awards.

The Compensation and Human Capital Committee has ultimate authority with respect to all compensation actions, plans, and programs for our executive officers, other than our CEO. The Compensation and Human Capital Committee also annually reviews the total target compensation for the CEO and presents a recommendation to the Board of Directors regarding the CEO’s total cash and long-term equity incentive compensation based on this evaluation. The Compensation and

ACCO BRANDS | 2026 PROXY STATEMENT 39

Human Capital Committee's recommended annual compensation actions are then discussed with, and approved by, the independent members of our Board of Directors, without Mr. Tedford being present.

Additional information regarding the role of our Compensation and Human Capital Committee is provided under the heading “Corporate Governance—Compensation and Human Capital Committee.”

Role of Our Compensation Consultant and Management

The Compensation and Human Capital Committee's independent compensation consultant, Meridian, provides competitive compensation data, analysis and guidance to the Compensation and Human Capital Committee, which is used when reviewing and designing our overall executive compensation programs. During 2025, Meridian provided guidance and recommendations to the Compensation and Human Capital Committee on executive officer compensation and related governance matters, including consultation regarding the design of our short-term and long-term incentive awards and non-employee director compensation. During 2025, representatives of Meridian attended all five Compensation and Human Capital Committee meetings, including portions of the executive sessions without management present.

Our executive management makes recommendations regarding executive compensation matters to the Compensation and Human Capital Committee. Management considers the compensation consultant's advice and uses publicly available compensation and benefits survey data and information when making its recommendations to the Compensation and Human Capital Committee. Management may retain other consultants to provide related competitive data and information to assist them in formulating such recommendations. Management's recommendations have historically focused on the Company’s broad-based compensation and benefit plans, the structure and performance measures for short-term and long-term incentives, and compensation and benefits related to the Company’s executive officers. Members of our management team, including our CEO, may be invited to attend all or portions of the Compensation and Human Capital Committee's meetings. At these meetings, our CEO provides his recommendations regarding compensation and benefits matters pertaining to our other executive officers.

Independence of Compensation Consultant

The Compensation and Human Capital Committee received a letter dated January 30, 2025 from Meridian addressing factors relevant to the SEC and NYSE rules regarding independence and potential conflicts of interest. After considering the information and statement provided by Meridian, as well as other factors and information, no conflicts of interest with respect to Meridian's advice were identified by the Compensation and Human Capital Committee, and the Compensation and Human Capital Committee concluded Meridian was an independent consultant.

Compensation Risk Assessment

Management and the Compensation and Human Capital Committee conducted a risk assessment of the Company's employee compensation programs and practices, including our executive compensation programs. The Compensation and Human Capital Committee, with assistance from Meridian, reviewed and discussed with management the results of management's evaluation of the Company's compensation programs and practices, and concluded that our employee compensation programs are not designed to incentivize or reward excessive risk-taking and have appropriate risk-mitigating provisions, including caps on incentives and a clawback policy that meets the requirements mandated by the Dodd-Frank Act and goes beyond such requirements by authorizing recoupment of incentive-based compensation from an executive officer who is engaged in willful or intentional

40 ACCO BRANDS | 2026 PROXY STATEMENT

misconduct in connection with the performance of his or her duties. As a result, we believe the risks associated with our compensation programs are within the Company's ability to effectively monitor and manage and are not reasonably likely to have a material adverse effect on the Company. In its discussion, the Compensation and Human Capital Committee considered the attributes of our 2025 compensation program, with key elements summarized below.

Key Compensation Elements

The total compensation pay mix is designed to encourage all employees to act in ACCO Brands' best interests and includes a market-aligned balance of short-term and long-term incentive compensation elements where pay is both fixed (base salary) and performance-based, with sufficient fixed compensation so that employees are not unduly focused on financial performance.

Executive officers' long-term incentive awards are generally paid in equity, which aligns long-term interests of recipients and stockholders, and the mix of award types encourage value creation, retention, and stock price appreciation.

Recipients of long-term incentive awards are subject to our insider trading policy.

Financial performance targets for short-term and long-term incentives are the same for executives and employees alike, include Company-wide performance measures approved by the Committee to ensure they are consistent with Company strategy, and are designed to promote long-term value to stockholders, and incent consistent behavior across the Company.

Strategic measures are aligned for all executives incenting focused and consistent behavior across the Company.

Multiple and varied performance measures for each of the short-term and long-term incentives encourage executives to focus their efforts on driving balanced performance across the multiple key financial measures.

Change-in-control and severance benefits are aligned with market norms.
Competitive stock ownership guidelines are in place, requiring significant, long-term ownership of Company stock by executive officers.
Short-term and long-term incentive awards are capped at 185 and 200 percent, respectively, of target award opportunity and have threshold requirements.

Anti-hedging/anti-pledging and whistleblower policies are in place and actively communicated to all employees. Our clawback policy complies with the requirements mandated by the Dodd-Frank Act and is designed to deter excessive or inappropriate risk-taking by our executives. The policy requires the recoupment of incentive-based compensation (including equity awards that are subject to time-based or performance-based conditions) affected by accounting restatements as well as in the case of willful or intentional misconduct by the executive in connection with the performance of his or her duties.

Peer Group

In establishing executive compensation, the Compensation and Human Capital Committee, in consultation with Meridian, reviews the compensation of our executive officers in relation to the compensation of executives at a group of comparable companies. We refer to that group of companies as our “Peer Group.” The Compensation and Human Capital Committee reviews and approves our Peer Group on a biennial or more frequent basis.

Given our unique mix of consumer, school, technology and office products, it can be difficult to identify companies whose size, business, industry dynamics and other characteristics are largely similar to those of ACCO Brands. Accordingly, the Compensation and Human Capital Committee, in

ACCO BRANDS | 2026 PROXY STATEMENT 41

consultation with Meridian, used the following peer-selection criteria to develop a representative Peer Group for the Company.

Companies in the same Global Industry Classification Standard category as current peers were considered and then scored for fit, based on:

•
Similar revenue size and market capitalization
•
Similar number of employees
•
Significant sales outside the United States
•
Non-durable products sold through stores or distributors
•
Company is listed in the respective peer groups of ACCO Brands' peers, or lists ACCO Brands as a peer

Companies meeting the criteria above generally participate in the same or similar industries, have product distribution models similar to ours, and are companies with which we compete for talented executives.

Based on the foregoing criteria, the Compensation and Human Capital Committee, in consultation with Meridian, approved the following Peer Group in May 2024 that consists of 18 companies with median revenue of $2.2 billion. For the named executive officers' 2025 compensation review in March 2025, the total compensation market data from the Peer Group listed below was used to evaluate pay against the market median of reported total compensation using proxy data and market survey data, appropriately aged, for each position.

Peer Group Used for 2025 Compensation Review
Armstrong World Industries, Inc.	Energizer Holdings, Inc	MillerKnoll, Inc.
Brady Corporation	Helen of Troy Limited	Pitney Bowes Inc.
Cimpress plc	HNI Corporation	Sonos Inc.
Corsair Gaming Inc.	Interface, Inc.	Spectrum Brands Holdings, Inc.
Deluxe Corporation	Mativ Holdings, Inc.	Steelcase Inc. (1)
Edgewell Personal Care Company	Matthews International Corp	The Scotts Miracle-Gro Company
(1) Steelcase was acquired by HNI Corporation in December 2025.

In May 2025, the Compensation and Human Capital Committee, in consultation with Meridian, approved a new Peer Group consisting of 20 companies that reflect the reduced scale of the enterprise. The new Peer Group will be used for the 2026 compensation review.

42 ACCO BRANDS | 2026 PROXY STATEMENT

Peer Group Approved in May 2025 (To be Used for 2026 Compensation Review)
Armstrong World Industries, Inc.	Hamilton Beach Brands Holding Co.	MillerKnoll, Inc.
Brady Corporation	Helen of Troy Limited	NETGEAR Inc.
Corsair Gaming Inc.	HNI Corporation	ScanSource, Inc.
Cricut, Inc.	Interface, Inc.	Sonos, Inc.
Deluxe Corporation	Mativ Holdings, Inc.	Steelcase Inc. (1)
Edgewell Personal Care Company	Matthews International Corp	USANA Health Services, Inc.
Go Pro, Inc.	Methode Electronics Inc.
(1) Steelcase was acquired by HNI Corporation in December 2025.

Executive Total Compensation and Compensation Mix

The Compensation and Human Capital Committee believes that linking pay and performance contributes to the creation of stockholder value. Annually, the Compensation and Human Capital Committee reviews base salary and short-term and long-term incentives relative to our Peer Group companies. For the pay-and-performance link to be effective, experienced individuals who have proven to be strong contributors to the Company’s performance should be rewarded with total compensation that falls at approximately the median of total compensation paid to similarly situated executives of the companies in our Peer Group. The Compensation and Human Capital Committee may exercise discretion and consider additional factors such as individual performance, experience level, future potential and specific job assignment of the executive, pay equity, market conditions and the Company’s recent performance when determining pay for any of our executive officers.

In considering 2025 total compensation adjustments for the named executive officers other than the CEO, the Compensation and Human Capital Committee used performance assessments by our CEO and the compensation information from our Peer Group and survey data from comparable benchmarks, appropriately aged. In the case of the CEO, the Compensation and Human Capital Committee and the Board of Directors used their performance assessment and Peer Group compensation information. On a total compensation basis, Mr. Tedford's 2025 target total compensation as CEO was below the 50th percentile of CEOs in our Peer Group. The target total compensation of each of our named executive officers other than Mr. Tedford, was generally aligned with the median for comparable positions in our Peer Group and/or comparable survey benchmarks following the 2025 compensation actions.

The following graphs show the CEO's and the other named executive officers' 2025 pay mix at total target compensation (i.e., base salary, target annual incentive and target long-term incentive). Each compensation component is described in further detail below. Approximately 85 percent of Mr. Tedford's total target compensation was variable and at risk and approximately 64 percent of the other named executive officers' average total target compensation was variable and at risk. This average reflects the inclusion of Ms. Schneider and Mr. Buchenroth, who did not receive long-term incentive awards in fiscal year 2025 because their planned terminations were known at the time compensation decisions were made and, accordingly, no long-term incentives were granted to them for the year.

ACCO BRANDS | 2026 PROXY STATEMENT 43

2025 Target Total Direct Compensation

Annual Compensation

In establishing annual compensation, the Compensation and Human Capital Committee reviewed the relevant Peer Group base salary and annual incentive compensation data for each of the named executive officers and other relevant factors that are described below.

Base Salaries

In March 2025, the Compensation and Human Capital Committee approved the following base salaries for the named executive officers:

Name and Principal Position	Prior Base Salary(1)	New Base Salary	% Change
Thomas W. Tedford President and Chief Executive Officer	$900,000	$930,000	3.33%
Deborah A. O'Connor Executive Vice President and Chief Financial Officer	$590,814	$608,538	3.00%
Cezary Monko (2) Executive Vice President and President, International	$751,902	$789,497	5.00%
Pamela R. Schneider (3) (Former) Senior Vice President, General Counsel and Corporate Secretary	$532,127	$532,127	0.00%
Patrick H. Buchenroth (4) (Former) Executive Vice President and President, Americas	$584,633	$602,172	3.00%
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	$507,063	$522,275	3.00%
Angela Jones (5) Senior Vice President, Chief People and Corporate Responsibility Officer	$449,904	$500,000	11.13%
(1)

The prior base salary for all named executive officers was the base salary in effect on January 1, 2025. With the exception of Ms. Jones, the new base salary was the base salary in effect on April 1, 2025.

(2)	Mr. Monko's prior base salary and new base salary are shown in U.S. dollars, converted from Polish Zloty using the December 2025 month-end rate of 0.2783.
(3)

Ms. Schneider did not receive a base salary increase for 2025 because her planned retirement was known prior to the time annual merit increase decisions were made and her base salary was above the applicable market median.

(4)

Mr. Buchenroth received a salary increase as part of the Company’s regular merit review process because his position was not eliminated until later in 2025 and his base salary was below the applicable market median at the time of review.

(5)	Ms. Jones' increase of 11%, in addition to being performance-based, is in recognition of her assumption of responsibility as ACCO Brands' Chief Corporate Responsibility Officer on July 7, 2025.

44 ACCO BRANDS | 2026 PROXY STATEMENT

Following his April 1, 2025 base salary adjustment, Mr. Tedford's 2025 base salary was below the 50th percentile of CEO positions in our Peer Group. Following our other named executive officers' 2025 base salary adjustments, their base salaries were aligned, as a group, with the median for comparable positions in our Peer Group and/or comparable survey benchmark positions.

Annual Incentive - 2025 Targets

The table below summarizes the 2025 AIP target and maximum award opportunities for each of our named executive officers, which vary depending upon leadership responsibilities:

Name and Principal Position	Target AIP as % of Salary	Maximum AIP as % of Salary(1)	Target AIP $ Award Opportunity(2)
Thomas W. Tedford President and Chief Executive Officer	120.0%	222.0%	$1,107,122
Deborah A. O'Connor Executive Vice President and Chief Financial Officer	75.0%	138.8%	$453,126
Cezary Monko (3) Executive Vice President and President, International	75.0%	138.8%	$585,169
Pamela R. Schneider (Former) Senior Vice President, General Counsel and Corporate Secretary	60.0%	111.0%	$238,787
Patrick H. Buchenroth (Former) Executive Vice President and President, Americas	75.0%	138.8%	$260,327
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	60.0%	111.0%	$311,114
Angela Jones Senior Vice President, Chief People and Corporate Responsibility Officer	62.6%	115.7%	$298,974
(1)

Maximum AIP as a percent of salary consists of two components, 1) financial measures, which are weighted at 80 percent and have a maximum payout of 200 percent, and 2) strategic measures, which are weighted at 20 percent and have a maximum payout of 125 percent.

(2)

Target AIP Award Opportunity is calculated based on actual salary earned in 2025. Ms. Schneider's and Mr. Buchenroth's target opportunity is prorated for time in their respective positions during 2025.

(3)	The target AIP award opportunity for Mr. Monko is shown in U.S. dollars, converted from Polish Zloty using the December 2025 month-end rate of 0.2783.

Mr. Tedford's CEO target annual incentive opportunity of 120 percent of base salary is at the median target annual incentive opportunity of CEO positions in our Peer Group. The target annual incentive award opportunity percent for our other named executive officers, as a group, was generally aligned with the median target annual incentive opportunity for comparable positions in our Peer Group and/or comparable survey benchmark positions.

The Compensation and Human Capital Committee determined that executive officers would be measured against three financial measures—adjusted operating income (weighted 40%), net sales (weighted 20%) and working capital efficiency (weighted 20%). The Compensation and Human Capital Committee believes that adjusted operating income, net sales, and working capital efficiency focus our executive officers on the strategic transformation of the Company to be more brand-, consumer- and technology-centric. The heavier weighting on adjusted operating income aligns with the Company's strategy to continually improve profitability.

For 2025, the AIP award opportunity for each financial performance measure ranged from a threshold of 25 percent to a maximum of 200 percent of target, with 0 percent payout for below-threshold performance. Each of the financial performance measures described below is measured at budgeted currency rates, which are different than actual rates, to remove the impact of year-to-year currency fluctuations that are outside of the control of management in the near term. Mr. Monko's financial performance measures are tied to his segment's performance. The other named executive officers' financial performance measures are tied to overall company performance.

ACCO BRANDS | 2026 PROXY STATEMENT 45

Financial Performance Measure	Definition	Rationale for Measure
ACCO Brands and/or Segment Adjusted Operating Income

Operating income as reported in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), adjusted to exclude certain one-time and non-comparable items primarily associated with restructuring charges, goodwill and other intangible asset impairment charges, transaction and integration related expenses, and incentive compensation expense.

Focuses executive officers on growing Company profitability; aligned with stockholder returns.
ACCO Brands or Segment Net Sales	Gross sales, plus other items reported as revenue, less sales deductions (i.e., net trade sales as reported in the Company's financial statements in accordance with GAAP).	Focuses executive officers on revenue growth; aligned with stockholder interests.
ACCO Brands or Segment Working Capital Efficiency

Thirteen-month average net working capital (i.e., monthly net working capital for the current month and prior 12 months summed and divided by 13), divided by 2025 annual net sales, expressed as a percentage. Net working capital is defined as net accounts receivable, plus net inventory, less trade accounts payable and less customer programs liability. Accounts used to measure net working capital are translated to U.S. dollars using the foreign exchange rates used for purposes of establishing the 2025 business plan but are otherwise as externally reported in accordance with GAAP.

Focuses executive officers on reducing complexity, improving efficiencies, and ultimately generating cash.
ACCO Brands Strategic Measures	Qualitative and quantitative measures that drive performance against strategic objectives, as described below.	Focuses executive officers on critical strategic priorities aligned with stockholder interests.

In 2025, 20 percent of our named executive officers' 2025 target AIP opportunity was determined by performance relative to the strategic measures. Specific strategic measures evaluated as part of the 2025 AIP opportunity included: 1) improved revenue performance; delivering on cost savings targets; and managing organizational and structural changes, including people, facilities, systems and processes, 2) diversification of new product lines, and 3) progress towards achieving a growth-oriented, inclusive, and highly engaged culture while ensuring development of key successors at all levels in the organization. For 2025, the AIP award opportunity for strategic measures ranged from a threshold of 50 percent to a maximum of 125 percent of target, with 0 percent payout for below-threshold performance.

Annual Incentive - 2025 Payouts

The chart on page 33 reflects the Company's actual performance in relation to goals established by the Compensation and Human Capital Committee for each performance measure applied to our named executive officers. Based on this performance, the 2025 AIP payouts for our named executive officers are indicated in the table below:

46 ACCO BRANDS | 2026 PROXY STATEMENT

Name and Principal Position	Target AIP Award Opportunity(1)	Actual AIP Award Payout	AIP Payout as % of Target
Thomas W. Tedford President and Chief Executive Officer	$1,107,122	$110,712	10.0%
Deborah A. O'Connor Executive Vice President and Chief Financial Officer	$453,126	$45,313	10.0%
Cezary Monko (2) Executive Vice President and President, International	$585,169	$58,517	10.0%
Pamela R. Schneider (Former) Senior Vice President, General Counsel and Corporate Secretary	$238,787	$23,879	10.0%
Patrick H. Buchenroth (Former) Executive Vice President and President, Americas	$260,327	$26,033	10.0%
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	$311,114	$31,111	10.0%
Angela Jones Senior Vice President, Chief People and Corporate Responsibility Officer	$298,974	$29,897	10.0%
(1)

Target AIP Award Opportunity is calculated based on actual salary earned in 2025. Ms. Schneider's and Mr. Buchenroth's target opportunity is prorated for time in their respective positions during 2025.

(2)	The target AIP award opportunity for Mr. Monko is shown in U.S. dollars, converted from Polish Zloty using the December 2025 month-end rate of 0.2783.

Long-Term Incentive Compensation

Pursuant to the Company's Incentive Plan, the Company may use a variety of long-term incentive awards, such as RSUs, NQSOs, PSUs, Performance Cash and Time-Vested Cash. The Compensation and Human Capital Committee determines annually the long-term compensation mix based on a variety of factors, such as our business strategy, marketplace trends, retention needs, participant eligibility, share availability under the Incentive Plan, Peer Group practices, cost, and cash flow impact to the Company.

2025 Long-term Incentive Awards

Mr. Tedford's 2025 Long-term Incentive ("LTI") award was comprised of 67 percent PSUs and 33 percent RSUs. With the exception of Ms. Schneider and Mr. Buchenroth who did not receive LTI awards in 2025, the 2025 LTI awards for the other named executive officers were comprised of 60 percent PSUs and 40 percent RSUs. No stock options were granted to executive officers in 2025.

In establishing the 2025 LTI grant values, the Compensation and Human Capital Committee reviewed the LTI compensation data for the companies in our Peer Group. Mr. Tedford's 2025 LTI award at target was below 50th percentile LTI value of CEO positions in our Peer Group. The 2025 LTI grant values for our other named executive officers who received awards were near the 50th percentile of target LTI values for comparable positions in our Peer Group and/or comparable survey benchmark positions. Ms. Schneider and Mr. Buchenroth did not receive LTI awards in fiscal year 2025 because their planned terminations were known at the time compensation decisions were made and, accordingly, no long-term incentives were granted to them for the year.

The following is a description of the terms of the Restricted Stock Units (RSUs) and Performance Stock Units (PSUs) that were granted in 2025.

ACCO BRANDS | 2026 PROXY STATEMENT 47

Restricted Stock Units

The 2025 RSUs represent the right to receive shares of common stock of the Company, subject to the completion of a three-year service period (e.g., the RSUs cliff vest on the third anniversary of the grant date), except as otherwise provided in the Incentive Plan or award agreements. In 2025, the Compensation and Human Capital Committee approved the change from stock-reinvested to cash dividend equivalents on unvested RSUs. Cash dividend equivalents are subject to the underlying terms and conditions of each RSU award and are not paid until the RSUs have vested. Vested RSUs are settled for a like number of shares of common stock of the Company.

Performance Stock Units

The 2025 - 2027 PSUs will be earned based on financial performance for three one-year performance periods ending December 31 of each year and cumulative Total Shareholder Return relative to our Peer Group over the three-year performance period ending December 31, 2027. The financial performance measures are adjusted earnings per share, adjusted free cash flow and adjusted gross margin percent as defined in the chart below. In 2025, the Compensation and Human Capital Committee approved the change from stock-reinvested to cash dividend equivalents on unvested PSUs. Cash dividend equivalents are subject to the underlying terms and conditions of each PSU award and performance outcomes. Cash dividend equivalents are not paid until the PSUs have vested. Vested PSUs are settled for a like number of shares of common stock of the Company.

The total number of PSUs that may be earned ranges from 50 percent to 200 percent of target, with 0 percent for below threshold performance.

2025 - 2027 PSU Performance Measures

The following is a description of the financial performance measures and total shareholder return ("TSR") modifier established by the Compensation and Human Capital Committee for the PSUs granted in 2025.

48 ACCO BRANDS | 2026 PROXY STATEMENT

Financial Performance Measure	Measure Weight	Definition	Rationale for Measure
ACCO Brands Adjusted Earnings per Share	50%

Adjusted net income, as externally reported by the Company, divided by the weighted average fully diluted outstanding shares of the Company's common stock for the relevant year. Adjusted net income excludes restructuring expenses, transaction and integration costs, goodwill and intangible asset impairment charges, amortization of intangibles and other one-time and non-recurring items, including income tax related to the foregoing and is calculated using the externally reported adjusted tax rate.

			Focuses executive officers on growing Company profitability; aligned with stockholder returns.
ACCO Brands Adjusted Free Cash Flow	30%

Net cash provided by operations as reported in accordance with GAAP, plus payments related to any debt refinancing or business acquisition or disposition, less capital expenditures, and further adjusted to exclude any adverse cash consequences from tax assessments related to pre-acquisition transactions of acquired companies (including related interest and penalty payments, net of tax).

			Focuses executive officers on generating cash to fund capital allocation priorities of dividend payments, debt reduction, share repurchases and acquisitions.
ACCO Brands Adjusted Gross Margin Percent	20%

Adjusted gross profit divided by net sales. Adjusted gross profit equals net trade sales as externally reported, less cost of goods sold and the cost of freight and distribution, plus or minus other one-time and non-recurring items as externally reported.

			Focuses executive officers on growing profitable sales and value-added products; aligned with peer group practices and stockholder interests.
Relative Total Shareholder Return	Modifier	Earned PSUs can be increased or decreased by up to 20% based on the Company's relative TSR performance compared to the Peer Group, as described below.	To align executives with stockholder interests.

Once the number of earned PSUs is calculated based on the level of achievement under the financial performance measures, the number of earned PSUs may be increased or decreased based on the Company's TSR performance relative to the Peer Group over the cumulative three-year performance period.

Company TSR Relative to Peer Group TSR	TSR Modifier (Multiplier)
>= 75th Percentile	120%
>25th and < 75th Percentile	100% (No Modification)
<= 25th Percentile	80%

ACCO BRANDS | 2026 PROXY STATEMENT 49

TSR for the Peer Group and the Company for the period beginning on January 1, 2025 and ending on December 31, 2027 was calculated by subtracting the beginning stock price from the ending stock price (in each case, including reinvested dividends) and dividing by the beginning stock price (including reinvested dividends). For purposes of calculating the TSR Modifier, the beginning and ending stock price equal the average of the last 30 trading days stock price ending on the calculation date.

2023 - 2025 PSUs

For the 2023 - 2025 PSU award payout, the chart below reflects actual Company financial measure performance in relation to the three, one-year performance targets established by the Compensation and Human Capital Committee for each performance measure and TSR performance modifier.

Performance Period	PSU Performance Measures	Weight	Annual Performance Target ($ in Millions)	Percent of Annual Target Performance Achieved	Overall Percent of Annual Target Performance Achieved
2023	Adjusted Earnings per Share	50%	$1.10	96.7%
	Adjusted Free Cash Flow	30%	$100.00	143.8%
	Gross Profit Margin	20%	30.8%	200.0%
Year 1					131.5%
2024	Adjusted Earnings per Share	50%	$1.09	76.7%
	Adjusted Free Cash Flow	30%	$130.00	105.8%
	Gross Profit Margin	20%	33.3%	104.5%
Year 2					91.0%
2025	Adjusted Earnings per Share	50%	$1.02	0.0%
	Adjusted Free Cash Flow	30%	$110.00	0.0%
	Gross Profit Margin	20%	34.7%	0.0%
Year 3					0.0%
2023 - 2025 Earned Financial Payout					74.2%
3-Year Relative Cumulative Total Shareholder Return Ranking Percentile					26th

The 2023 - 2025 PSUs vested on December 31, 2025. The 2023 - 2025 PSU actual performance on the financial measures (adjusted earnings per share, adjusted free cash flow, and gross profit margin, as defined in the plan documents) resulted in 74.2 percent achievement. ACCO Brands ranked above the 25th percentile relative to the Peer Group over the three-year cumulative period, and thus no modifier was applied to financial performance, resulting in 74.2 percent of target performance achievement for the three-year period.

As a result, each of Messrs. Tedford, Monko, Buchenroth and McCormack, earned 219,916, 104,599, 72,934, and 35,366 shares (including accrued dividend equivalents), respectively, and Mss. O'Connor, Schneider and Jones earned 104,599, 65,706 and 42,339 shares (including accrued dividend equivalents), respectively. The share amounts earned by Mr. Buchenroth and Ms. Schneider were prorated based on their respective periods of service during the three‑year performance period.

Timing of Equity Grants

Under the Company's equity award grant policy, each year's annual equity-based compensation awards (including options, if any) are granted to executive officers and other eligible employees during the first quarter of each year after the release of full-year earnings, unless circumstances arise that warrant establishing different dates, including share conservation strategies. Off-cycle (non-annual) awards may be made if our CEO and the Compensation and Human Capital Committee deem it necessary for newly promoted employees, strategic new hires, or in other special or unique circumstances. In such cases, the effective date for an off-cycle award is the first trading day of the month following a newly hired/promoted eligible employee's effective date of hire or promotion, as the case may be.

50 ACCO BRANDS | 2026 PROXY STATEMENT

The Company does not schedule its equity grants in anticipation of the release of material, non-public information (“MNPI”), nor does the Company time the release of MNPI based on equity grant dates, in each case in a manner that would provide award recipients an opportunity benefit from such MNPI. In the event MNPI becomes known to the Compensation and Human Capital Committee prior to granting an equity award, the Committee will take the existence of such information into consideration and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety. In 2025, no stock options or similar option-like awards were granted to our named executive officers, including during any period beginning four business days before the filing or furnishing of an annual, periodic or current report disclosing MNPI and ending one business day after the filing or furnishing of such report with the SEC.

Retirement Benefits

In line with our overall compensation philosophy, the Company has historically aimed to provide competitive retirement benefits. In the United States, this has been done by providing retirement benefits through a combination of both tax-qualified and non-qualified defined benefit plans and tax-qualified and non-qualified defined contribution plans.

Defined Contribution - 401(k) - United States

All of the Company’s named executive officers (other than Mr. Monko) were participants in the Company’s U.S. tax-qualified 401(k) retirement savings plan (the "ACCO Brands 401(k) Plan") during 2025. In 2025, the ACCO Brands 401(k) Plan matched employee contributions at 100 percent of the first six percent of eligible plan compensation. These matching contributions apply to all participating employees, including our named executive officers (other than Mr. Monko).

Defined Contribution - Non-Qualified Deferred Compensation Plan - United States

Non-qualified plans provide a supplemental benefit to recognize and account for certain employee earnings that exceed the IRS maximum for a qualified plan. Contributions under the non-qualified deferred compensation plan are not eligible for Company matching contributions. All other plan benefits mirror, and are determined, on the same basis as those provided under our qualified defined contribution plan. The Company operates all applicable plans and agreements in compliance with Section 409A of the Code. A more detailed discussion of the Company’s non-qualified deferred compensation arrangements is provided under the heading “Executive Compensation—Non-Qualified Deferred Compensation.”

Defined Benefit - Pension - United States

The ACCO Brands Corporation Pension Plan for U.S. salaried and hourly employees (the “ACCO U.S. Pension”) was frozen in the first quarter of 2009. As a result, none of the executive officers who participate in the ACCO U.S. Pension have accrued any additional benefits under this plan since that time. More information is provided under the heading "Executive Compensation Tables—2025 Summary Compensation Table" and "Executive Compensation Tables—Pension Benefits".

Retirement Plans - Poland

Mr. Monko is entitled to a pension benefit under the Company's Polish broad-based defined benefit pension plan upon retirement on or after age 65, and he participates in Polish Private Employee Capital Plan, known as a PPK, which is a private long-term saving system established by the Polish government. The amount of benefits provided to Mr. Monko in the form of PPK employer contributions is included in the “All Other Compensation” column of the 2025 Summary Compensation Table and

ACCO BRANDS | 2026 PROXY STATEMENT 51

related footnotes. More information is provided under the heading “Executive Compensation Tables—2025 Summary Compensation Table” and “Executive Compensation Tables—Pension Benefits.”

Health and Other Benefits

The employee medical and welfare benefits provided to executive officers are offered through broad-based plans available to all employees in the given geography.

Perquisites

The Compensation and Human Capital Committee approved a limited number of low-cost perquisites for executive officers, which are either legacy in nature, or the perquisite is common practice in a given geography. The costs to the Company and a description of personal benefits provided to our named executive officers are included in the “All Other Compensation” column of the 2025 Summary Compensation Table and related footnotes.

Executive Severance Plan

The Company does not provide individual employment contracts for executive officers, unless having an employment contract is a common practice in a given geography. All of the Company’s executive officers, including the currently serving named executive officers, participate in the Company’s Executive Severance Plan (the “ESP”), which is administered by the Compensation and Human Capital Committee. The ESP is intended to help the Company attract and retain executives in a talent marketplace where such employment protections are commonly offered, including among our Peer Group companies. Though Mr. Monko has an employment contract, which is governed by Polish law, his severance benefits are established by the ESP.

Further details regarding severance benefits provided under the ESP is provided under the heading “Executive Compensation Tables—Potential Payments Upon Termination or Change-in-Control” and the related tables.

Executive Stock Ownership Guidelines

To further align executive officers' interests with those of our stockholders, the Company maintains the following stock ownership guidelines, which apply to all executive officers. Executives must attain the level of stock ownership appropriate to their position as a multiple of base salary or a number of shares, whichever is lower.

Executive Level	Number of Shares	Multiple of Base Salary
Chief Executive Officer	500,000	6.0X
Chief Financial Officer and Segment Presidents	125,000	3.0X
Other Executives	60,000	2.0X

Executive officers are generally expected to achieve their respective ownership goals within five years of becoming an officer. If an executive is promoted to a higher level requiring greater stock ownership, he or she has five years from the date of such promotion to achieve the new level. All executive officers either attained or are on track to attain the requirements of the guidelines within the required time frame.

Shares that count towards ownership targets include shares owned directly, in joint accounts or by a spouse or dependent child(ren); shares held through Company retirement plans; shares beneficially

52 ACCO BRANDS | 2026 PROXY STATEMENT

owned through a trust or similar estate planning device; vested and unvested restricted stock units (RSUs), including dividend equivalents; and earned performance stock units (PSUs), including dividend equivalents. Attainment is achieved at either the lower of a multiple of salary or a number of shares, which the Compensation and Human Capital Committee believes reduces the impact of stock price volatility.

Following the vesting of PSUs or RSUs, or the exercise of stock options, executive officers who have not yet met their applicable stock ownership goals (in number of shares or value) are expected to retain at least 50 percent of the net value of shares of stock received (e.g., the net value after deduction of the exercise price and all applicable tax and other required withholding). Subject to the Company’s insider-trading policy, an executive officer may reduce his or her share ownership so long as his or her ownership is maintained at or above the required ownership levels.

The Compensation and Human Capital Committee has the discretion to remedy any deficiency if ownership goals are not met on a timely basis. Remedies may include providing a portion of annual incentive awards in Company stock or similar actions. The Compensation and Human Capital Committee may also consider other factors, including general equity market conditions and the Company’s then-current stock price when determining the need for any remedies.

Prohibitions on Hedging, Pledging and Similar Transactions

Hedging and similar monetization transactions by directors and employees, including executive officers, which may offset or protect against decreases in the market price of our Company stock, can lead to a misalignment between the objectives of these individuals and the objectives of our stockholders. Similarly, stock pledges by directors and executive officers could detrimentally impact our stockholders if they are used as part of a hedging strategy or in the event of a forced sale of our stock, such as to meet a margin call. Accordingly, under our insider trading policy:

•
directors and employees, including our executive officers, are prohibited from engaging in any hedging transactions with respect to the Company stock they may own, including through prepaid variable forward contracts, equity swaps, collars and exchange funds;
•
directors and executive officers are prohibited from trading in puts, calls, exchange-traded options or similar securities involving our stock;
•
directors and employees, including executive officers, are prohibited from engaging in short sales of our stock; and
•
directors and executive officers are prohibited from holding our securities in margin accounts or otherwise pledging our securities as collateral for a loan, and all other employees must receive pre-clearance from the Company in order to do so.

Our insider trading policy does not provide for exceptions or waivers to these prohibitions.

Recoupment or Forfeiture of Incentive Payments Policy

The Company has a policy to “clawback” incentive-based compensation paid or payable to executive officers in the event of a financial restatement or under the circumstance of willful and intentional misconduct on the part of an executive in connection with the performance of his or her duties. The policy defines "incentive-based compensation" to include all forms of compensation that is granted, earned or vested (i) based wholly or in part upon the attainment of a financial accounting measure, including annual bonuses and long-term incentive plans, and/or (ii) based wholly or in part upon the occurrence of specified events or the achievement of specified individual or corporate performance

ACCO BRANDS | 2026 PROXY STATEMENT 53

goals, in each case whether paid in the form of cash or equity. Other forms of compensation, such as time-based equity awards the vesting of which is not dependent on the achievement of performance measures, may also be the subject of clawback in the event of willful or intentional misconduct. Under the policy, executive officers who receive any such cash or equity incentive compensation payments may be required to forfeit or reimburse the Company for those payments, as the case may be, in the event that either:

•
the amount was based upon the achievement of financial results that were subsequently the subject of an accounting restatement required by the federal securities laws, and a lower amount would have been paid to the executive officer based on the restated amount, regardless of whether the executive officer was responsible for the restatement; or
•
the Board of Directors determines that the executive officer engaged in willful or intentional misconduct with respect to the performance of his or her duties, including but not limited to “cause” as defined in the ESP, misappropriation or misuse of corporate assets, or opportunities, or confidential information, breach of fiduciary duty owed to the Company, or violation of restrictive covenants.

The policy complies with the requirements mandated by the Dodd-Frank Act in requiring the recoupment of incentive-based compensation affected by accounting restatements. However, the policy goes beyond the minimum requirements of the Dodd-Frank Act by continuing in effect the portion of the policy, which was adopted prior to the enactment of the Dodd-Frank Act, that allows the Company to recover incentive-based compensation, including equity awards not subject to performance measures, paid to executive officers who engage in willful and intentional misconduct.

In circumstances described above, the Company may seek to recover from the executive officer, either by repayment of cash or equity incentives already paid or cancellation or forfeiture of outstanding cash or equity incentive compensation awards not yet earned, or by offset against other amounts owed to the executive officer, either the amount by which his or her cash or equity incentive payments exceeded the lower payment that would have been made based on the restated financial results, or, in the case of willful or intentional misconduct, an amount equal to the value of any cash or equity incentive payments received during the three-year period prior to the executive's termination of employment (or, if longer, the period during which the misconduct existed), or after the termination. Except in the case of a recovery mandated by the Dodd-Frank Act, the Board may waive or reduce an executive officer’s repayment obligation based upon hardship, the executive officer’s degree of culpability or responsibility, or such other factors as the Board deems appropriate.

54 ACCO BRANDS | 2026 PROXY STATEMENT

Compensation and Human Capital Committee Report

The Compensation and Human Capital Committee oversees the compensation programs of the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Compensation and Human Capital Committee reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this Proxy Statement.

In reliance on the review and discussions referred to above, the Compensation and Human Capital Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in this Proxy Statement.

Members of the Compensation and Human Capital Committee:

Pradeep Jotwani (Chairperson)

Graciela I. Monteagudo

Joseph B. Burton

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

ACCO BRANDS | 2026 PROXY STATEMENT 55

Executive Compensation Tables

2025 Summary Compensation Table

The table below provides information regarding the total compensation paid to or earned by each of our named executive officers for each of the fiscal years ended December 31, 2025, 2024, and 2023.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non- Equity Incentive Plan Compens- ation(2) ($)	Change in Pension Value(3) ($)	All Other Compens- ation(7) ($)	Total ($)
Thomas W. Tedford	2025	921,808	—	3,425,889	—	110,712	—	30,526	4,488,934
President and	2024	886,538	—	2,562,301	—	738,636	—	25,426	4,212,901
Chief Executive Officer	2023	730,745	—	1,282,167	—	637,104	—	24,371	2,674,387
Deborah A. O'Connor	2025	603,698	—	1,189,672	—	45,313	—	30,693	1,869,376
Executive Vice President	2024	583,240	—	911,837	—	303,659	—	30,194	1,828,929
and Chief Financial Officer	2023	556,574	—	637,264	—	366,967	—	28,929	1,589,735
Cezary Monko (4)	2025	780,098	—	1,070,918	—	58,517	39,000	58,466	2,006,999
Executive Vice President and President,	2024	648,278	—	911,837	—	405,571	8,000	47,300	2,020,985
International	2023	638,870	9,960	637,264	—	420,935	32,000	32,775	1,771,805
Pamela R. Schneider (5)	2025	413,422	670,480	259,981	—	23,879	—	55,152	1,422,914
(Former) Senior Vice President, General	2024	528,633	—	604,140	—	220,076	—	36,759	1,389,608
Counsel and Corporate Secretary
Patrick H. Buchenroth (6)	2025	365,778	—	351,509	—	26,033	—	383,035	1,126,355
(Former) Executive Vice President and	2024	570,324	—	867,233	—	161,955	—	26,904	1,626,416
President, Americas	2023	524,671	—	515,880	—	345,991	—	25,746	1,412,288
Gregory J. McCormack	2025	518,121	—	373,729	—	31,111	26,000	43,371	992,332
Senior Vice President, Global Operations
and Supply Chain
Angela Y. Jones	2025	476,607	—	459,275	—	29,897	—	11,613	977,393
Senior Vice President, Chief People and
Corporate Responsibility Officer
(1)

The amounts for Messrs. Tedford, Monko, and McCormack and Mss. O'Connor and Jones reflect the grant date fair value of RSUs and grant date fair value of PSUs awarded in 2023, 2024, and 2025, as applicable, based upon the target performance achievement as of the grant date. For fiscal year 2025, the amounts reported in the table related to the PSUs at target performance are $2,026,024 for Mr. Tedford, $649,668 for Ms. O'Connor, $610,913 for Mr. Monko, $213,726 for Mr. McCormack, and $259,275 for Ms. Jones. For fiscal year 2025, if the maximum achievement level under the PSUs were to be achieved, the grant date values of the PSUs would have been $4,052,048 for Mr. Tedford, $1,299,337 for Ms. O'Connor, $1,221,827 for Mr. Monko, $427,451 for Mr. McCormack and $518,550 for Ms. Jones. Assumptions used in the calculation of the grant date fair value are included in Note 7 to the Company’s audited financial statements for each year shown included in the Company’s Annual Reports on Form 10-K filed with the SEC.

(2)	Amounts represent cash awards earned for the applicable fiscal year and paid in the subsequent fiscal year, under the company's Annual Incentive Plan ("AIP").
(3)

The amounts represent the aggregate increase in actuarial present value during each year shown for the named executive officer’s accumulated benefit, if any, provided under the ACCO U.S. Pension and the Polish defined benefit retirement plan. Neither Mr. McCormack nor Mr. Monko earned any preferential amounts on their account balances.

(4)

Mr. Monko's Salary, Non-Equity Incentive Plan Compensation, Change in Pension Value, and All Other Compensation amounts have been converted from Polish Zloty to U.S. dollars using the December 2025 month-end rate of 0.2783.

(5)

Ms. Schneider retired from the Company on September 30, 2025. The 2025 amounts shown as "Salary" in column (c) and "Non-Equity Incentive Plan Compensation" in column (g) reflect salary and AIP earned through her retirement date. The 2025 amount reported as "Bonus" in column (d) reflects a stay bonus paid to Ms. Schneider in recognition of her agreement to remain with the Company through a transition period. The 2025 amount shown as "Stock Awards" in column (e) reflects the grant date fair value of the second-year tranche (2025) of the PSU awarded in 2024 and the third-year tranche (2025) of the PSU awarded in 2023 based upon the target achievement of performance conditions. For fiscal year 2025, the amount related to the PSUs is $259,981 at target and $519,962 at the maximum performance level possible. Upon Ms. Schneider's retirement, 13,522 PSUs at target performance ($64,589 grant date fair value) and 27,044 PSUs at maximum performance ($129,178 grant date fair value) of the second-year tranche of the 2024 PSU award and third-year tranche of the 2023 PSU award reflected in the amount shown were forfeited per the terms of the applicable PSU award agreement.

(6)

Mr. Buchenroth exited the Company on August 1, 2025. The 2025 amounts shown as "Salary" in column (c) and "Non-Equity Incentive Plan Compensation" in column (g) reflect salary and AIP earned through his termination date. The 2025 amount shown as "Stock Awards" in column (e) reflects the grant date fair value of the second-year tranche (2025) of the PSU awarded in 2024 and the third-year tranche (2025) of the PSU awarded in 2023 based upon the target achievement of performance conditions as of the grant date. For fiscal year 2025, the amount related to the PSUs is $351,509 at target and $703,018 at the maximum performance level possible. Upon Mr. Buchenroth's separation from the company, 23,886 PSUs at target performance ($114,086 grant date fair value) and 47,772 PSUs at maximum performance ($228,169 grant date fair value) of the second-year tranche of the 2024 PSU award and third-year tranche of the 2023 PSU award reflected in the amount shown were forfeited per the terms of the applicable PSU award agreement.

(7)	The following table provides details about each component of "All Other Compensation" shown in column (i) for the fiscal year ended December 31, 2025:

56 ACCO BRANDS | 2026 PROXY STATEMENT

Name and Principal Position	Automobile(1)	Company Contributions to Defined Contribution Plans(2)	Post Employ-ment Payments(3)	Miscellaneous Perquisites(4)	Total
Thomas W. Tedford President and Chief Executive Officer	$0	$21,000	$0	$9,526	$30,526
Deborah A. O'Connor Executive Vice President and Chief Financial Officer	$0	$21,000	$0	$9,693	$30,693
Cezary Monko Executive Vice President and President, International	$36,725	$18,657	$0	$3,085	$58,466
Pamela R. Schneider (Former) Senior Vice President, General Counsel and Corporate Secretary	$0	$21,000	$25,649	$8,503	$55,152
Patrick H. Buchenroth (Former) Executive Vice President and President, Americas	$0	$21,000	$358,094	$3,941	$383,035
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	$13,992	$21,000	$0	$8,379	$43,371
Angela Jones Senior Vice President, Chief People and Corporate Responsibility Officer	$0	$4,153	$0	$7,460	$11,613

(1)

Mr. Monko is provided a company-leased vehicle, subject to taxation for any personal use, the value of which is reflected in U.S. dollars converted from Polish Zloty using the December 2025 month-end rate of 0.2783. Mr. McCormack was provided an automobile allowance in 2025, subject to taxation.

(2)

The amounts reflect the Company’s 2025 contribution to the ACCO Brands 401(k) Plan account for each of the named executive officers, other than Mr. Monko, whose amount represents the Company's 2025 contribution to the Polish Private Employee Capital Plan.

(3)

Upon retirement, Ms. Schneider received $24,048 for accrued paid time-off under the Company's vacation policy and post-termination consulting fees in the amount of $1,601. Upon separation from the Company, Mr. Buchenroth received $23,554 for accrued paid time-off under the Company's vacation policy and severance payments in 2025 for the amount of $334,540.

(4)

The amounts include the 2025 cost to the Company for premiums paid on excess long-term disability and/or group term life insurance, other than for Mr. Monko whoses amount of $3,085 represents the excess premium on personal and family medical coverage paid by the Company converted to U.S. dollars from the Polish Zloty using the December 2025 month-end rate of 0.2783.

ACCO BRANDS | 2026 PROXY STATEMENT 57

Grants of Plan-Based Awards

The following table sets forth information concerning each grant of an award made to a named executive officer under the Company’s Incentive Plan during the fiscal year ended December 31, 2025.

								All Other	Grant
								Stock Awards:	Date Fair
		Estimated Possible Payouts			Estimated Future Payouts			Number of	Value of
		Under Non-Equity			Under Equity			Shares of	Stock and
		Incentive Plan Awards(2)			Incentive Plan Awards(3)			Stock or	Option
Name and	Grant	Thresh.	Target	Max.	Thresh.	Target	Max.	Units(4)	Awards(5)
Principal Position	Date(1)	($)	($)	($)	(#)	(#)	(#)	($)	($)
Thomas W. Tedford	n.a.	332,137	1,107,122	2,048,176	0
President and	5/20/2025				77,298	193,246	386,492		904,391
Chief Executive	3/24/2025				59,704	149,261	298,522		713,468
Officer	3/24/2025				34,300	85,749	171,498		408,165
	3/11/2025							289,827	1,399,864
Deborah A. O'Connor	n.a.	135,938	453,126	838,283
Executive Vice	3/24/2025				22,360	55,900	111,800		261,612
President and Chief	3/24/2025				16,418	41,045	82,090		196,195
Financial Officer	3/24/2025				16,123	40,307	80,614		191,861
	3/11/2025							111,802	540,004
Cezary Monko	n.a.	175,551	585,169	1,082,563
Executive Vice	3/24/2025				19,048	47,619	95,238		222,857
President and President,	3/24/2025				16,418	41,045	82,090		196,195
International	3/24/2025				16,123	40,307	80,614		191,861
	3/11/2025							95,239	460,004
Pamela R. Schneider	n.a.	71,636	238,787	441,756
(Former) Senior Vice	3/24/2025				10,746	26,866	53,732		128,419
President, General Counsel	3/24/2025				11,056	27,639	55,278		131,562
and Corporate Secretary
Patrick H. Buchenroth	n.a.	78,098	260,327	481,605
(Former) Executive Vice	3/24/2025				16,418	41,045	82,090		196,195
President and President,	3/24/2025				13,052	32,629	65,258		155,314
Americas
Gregory J. McCormack	n.a.	93,334	311,114	575,561
Senior Vice	3/24/2025				6,625	16,563	33,126		77,515
President, Global Operations	3/24/2025				5,970	14,926	29,852		71,346
and Supply Chain	3/24/2025				5,451	13,627	27,254		64,865
	3/11/2025							33,127	160,003
Angela Y. Jones	n.a.	89,692	298,974	553,101
Senior Vice President,	3/24/2025				8,282	20,704	41,408		96,895
Chief People and Corporate	3/24/2025				7,090	17,724	35,448		84,721
Responsibility Officer	3/24/2025				6,526	16,315	32,630		77,659
	3/11/2025							41,408	200,001
(1)
The grant date shown for PSU awards is the date on which performance goals were communicated to participants for the purposes of expense recognition.
(2)
The amounts shown represent the potential AIP earnings for 2025 at threshold, target and maximum performance. Threshold is 30 percent of target and maximum is 185 percent of target performance. The actual amounts earned for 2025 are included in column (g) of the 2025 Summary Compensation Table. For Mr. Monko, amounts have been converted from Polish Zloty to U.S. dollars using the December 2025 month-end rate of 0.2783. For Ms. Schneider and Mr. Buchenroth, amounts have been prorated based on their exit dates of September 30, 2025 and August 1, 2025, respectively.
(3)
The amounts shown represent the threshold, target and maximum number of shares related to the third-year tranche of the 2023 - 2025 PSUs, the second-year tranche of the 2024 - 2026 PSU, and, other than for Ms. Schneider and Mr. Buchenroth, the first-year tranche of the 2025 - 2027 PSUs that may be earned based on achievement of performance measures that were established at the beginning of each respective program year. Shares related to program years for which performance measures have not yet been established will be reported in the fiscal year in which those measures are established and the grant is deemed made in accordance with FASB ASC Topic 718. Threshold is 50 percent of target and maximum is 200 percent of target performance which can be modified up or down by 20 percent based on relative Total Shareholder Return performance against peers not to exceed 200 percent of target performance. Ms. Schneider and Mr. Buchenroth did not receive a 2025 - 2027 PSU award.
(4)
The amounts shown represent RSUs that vest on the third anniversary of the grant date.
(5)
The amounts shown represent the grant date fair value of each equity award determined in accordance with FASB ASC Topic 718. For additional information on Ms. Schneider's and Mr. Buchenroth's PSU awards, please see Footnotes 6 and 7, respectively, of the Summary Compensation Table.

58 ACCO BRANDS | 2026 PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding unexercised NQSOs and unvested RSUs and PSUs as of December 31, 2025 for each of the named executive officers.

	Option Awards(1)					Stock Awards
						Number		Market	Equity Incentive		Equity Incentive
		Number of	Number of			of Shares		Value of	Plan Awards:		Plan Awards:
		Securities	Securities			or Units		Shares or	Number		Market or Payout
		Underlying	Underlying			of Stock		Units of	of Unearned		Value of Unearned
		Unexercised	Unexercised	Option		That		Stock That	Shares, Units or		Shares, Units or
		Options	Options	Exercise	Option	Have Not		Have Not	Other Rights That		Other Rights That
Name and	Grant	Exercisable	Unexercisable	Price	Expiration	Vested		Vested(2)	Have Not Vested		Have Not Vested(2)
Principal Position	Date	(#)	(#)	($)	Date	(#)		($)	(#)		($)
Thomas W. Tedford	5/20/2025								603,609	(7)	2,251,462
President and	3/11/2025					306,915	(3)	1,144,792
Chief Executive	3/12/2024					250,299	(4)	933,615	500,672	(8)	1,867,507
Officer	10/2/2023					60,943	(5)	227,318
	3/14/2023					116,404	(6)	434,188
	3/2/2022	118,204	0	8.46	3/2/2032
	3/3/2021	108,868	0	8.42	3/3/2031
	3/4/2020	100,523	0	8.29	3/4/2030
	3/6/2019	73,747	0	9.04	3/6/2026
Deborah A. O'Connor	3/11/2025					118,394	(3)	441,608	177,590	(7)	662,411
Executive Vice	3/12/2024					91,786	(4)	342,360	137,679	(8)	513,543
President and Chief	3/14/2023					94,019	(6)	350,691
Financial Officer	5/2/2022	110,074	0	7.23	5/2/2032
Cezary Monko	3/11/2025					100,854	(3)	376,186	151,281	(7)	564,278
Executive Vice	3/12/2024					91,786	(4)	342,360	137,679	(8)	513,543
President and President,	3/14/2023					94,019	(6)	350,691
International	3/2/2022	88,653	0	8.46	3/2/2032
	3/3/2021	89,074	0	8.42	3/3/2031
	3/4/2020	70,366	0	8.29	3/4/2030
	3/6/2019	73,747	0	9.04	3/6/2026
Pamela R. Schneider	3/12/2024					60,078	(4)	224,092	52,543	(8)	195,985
(Former) Senior Vice	3/14/2023					64,470	(6)	240,474
President, General	3/2/2022	64,027	0	8.46	3/2/2032
Counsel and	3/3/2021	64,331	0	8.42	3/3/2031
Corporate Secretary	3/4/2020	58,304	0	8.29	3/4/2030
	3/6/2019	46,092	0	9.04	3/6/2026
Patrick H. Buchenroth	3/12/2024					91,786	(4)	342,360	72,736	(8)	271,305
(Former) Executive Vice	3/14/2023					76,111	(6)	283,894
President and President,	3/2/2022	64,027	0	8.46	3/2/2032
Americas	3/3/2021	59,383	0	8.42	3/3/2031
	3/4/2020	55,288	0	8.29	3/4/2030
	3/6/2019	46,092	0	9.04	3/6/2026
Gregory J. McCormack	3/11/2025					35,080	(3)	130,849	52,620	(7)	196,273
Senior Vice	3/12/2024					33,377	(4)	124,495	50,066	(8)	186,746
President, Global	3/14/2023					31,788	(6)	118,569
Operations and	3/2/2022	29,551	0	8.46	3/2/2032
Supply Chain	3/3/2021	29,692	0	8.42	3/3/2031
	3/4/2020	32,168	0	8.29	3/4/2030
	3/6/2019	27,655	0	9.04	3/6/2026
Angela Y. Jones	3/11/2025					43,849	(3)	163,558	65,775	(7)	245,341
Senior Vice President,	3/12/2024					39,635	(4)	147,838	59,453	(8)	221,760
Chief People	3/14/2023					38,055	(6)	141,947
and Corporate	3/2/2022	39,402	0	8.46	3/2/2032
Responsibility Officer	3/3/2021	34,640	0	8.42	3/3/2031
	1/4/2021	11,877	0	8.42	1/4/2031
(1)	Non-qualified stock options vest in three equal annual installments beginning on the first anniversary of the grant date.
(2)	The amounts shown reflect the market value as calculated based on the $3.73 closing price of the Company's stock on December 31, 2025.
(3)

The amounts shown reflect time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company's common stock on March 11, 2028, per the terms of the award agreement.

(4)

The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company's common stock on March 12, 2027, per the terms of the award agreement.

(5)

The amount shown represents time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company's common stock on October 2, 2026, per the terms of the award agreement.

(6)

The amounts shown represent time-vested RSUs that vest and convert into the right to receive an equal number of shares of the Company's common stock on March 14, 2026, per the terms of the award agreement.

(7)	The amounts shown represent PSUs for the 2025-2027 PSU awards at target level of performance. If earned, awards will vest on December 31, 2027.
(8)	The amounts shown represent PSUs for the 2024-2026 PSU awards at target level of performance. If earned, awards will vest on December 31, 2026.

ACCO BRANDS | 2026 PROXY STATEMENT 59

2025 Option Exercises and Stock Vested

The following table sets forth the aggregate number of shares acquired and the dollar amounts realized by each of the named executive officers during the fiscal year ended December 31, 2025 from the vesting of RSUs and PSUs. There were no exercises of NQSOs during 2025.

	Stock Awards(1)
Name and Principal Position	Number of Shares Acquired on Vesting	Value Realized on Vesting
Thomas W. Tedford President and Chief Executive Officer	261,453	$1,012,395
Deborah A. O'Connor Executive Vice President and Chief Financial Officer	143,590	$531,575
Cezary Monko Executive Vice President and President, International	135,752	$534,237
Pamela R. Schneider (Former) Senior Vice President, General Counsel and Corporate Secretary	88,207	$349,151
Patrick H. Buchenroth (Former) Executive Vice President and President, Americas	95,435	$376,111
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	45,752	$179,950
Angela Jones Senior Vice President, Chief People and Corporate Responsibility Officer	56,186	$221,967

(1)

Includes the number and value of shares granted on March 2, 2022 as RSUs to all executives except Ms. O'Connor, the number and value of shares granted to Ms. O'Connor on May 2, 2022 as RSUs in connection with her new hire award, and the number and value of shares granted on March 14, 2023 to all executives and October 2, 2023 to Mr. Tedford under the 2023 - 2025 PSU that vested on December 31, 2025 and settled on March 11, 2026.

Pension Benefits

The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and any payments made during the fiscal year ended December 31, 2025 with respect to the ACCO U.S. Pension and the Polish Retirement Pension for each of the named executive officers who participated in these plans during 2025.

			Present Value	Present Value
		Years of	of Accrued	of Accrued	Payments
		Credited	Benefit	Benefit	During Last
Name and Principal Position	Plan	Service(1)	12/31/2025	12/31/2024	Fiscal Year
Cezary Monko Executive Vice President and President, International	Polish Retirement Pension	33.75	$192,000	$153,000	$0
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	ACCO U.S. Pension	11.75	$321,000	$295,000	$0

(1)

For Mr. Monko, the amount shown reflects accrued benefit in Poland. For Mr. McCormack, the years of Credited Service ended when the plan was frozen in March 7,2009. Vesting Service, which determines vesting and eligibility for early retirement benefits continues to grow. As of December 31, 2025, Vesting Service is 16.75 years larger than shown in the table. A discount rate of 5.41% was used and is consistent with the rate used for ASC disclosures.

ACCO U.S. Pension

The ACCO U.S. Pension is a broad-based, tax-qualified defined benefit pension plan, which provides a monthly cash benefit upon retirement to eligible employees of the Company, including the participating named executive officers. The determination of benefits under the ACCO U.S. Pension is based upon years of credited service with the Company and its participating U.S. subsidiaries and the average of the highest five consecutive years of earnings within the last ten years of vesting service. “Eligible Earnings” include base pay and certain regularly occurring bonuses, but do not include amounts that have been deferred and, for years of credited service prior to 2002, annual bonuses. All benefit service and accruals for benefits under the ACCO U.S. Pension were frozen

60 ACCO BRANDS | 2026 PROXY STATEMENT

on March 6, 2009. As a result, no additional benefits have been accrued from that date for any participant. Several forms of benefit payments are available under the ACCO U.S. Pension. The regular form of payment under the ACCO U.S. Pension is a single life annuity for single participants and a 50 percent qualified joint and survivor annuity for married participants. Optional forms of payment include 5- and 10-year period certain and life annuity options, 50 percent, 75 percent and 100 percent joint and survivor beneficiary options, and a Social Security level income adjustment option. The payout option must be elected by the participant before benefit payments commence. Normal retirement benefits commence at age 65. Under the ACCO U.S. Pension, early retirement benefit payments are available in a reduced amount to participants upon attainment of age 55 and completion of at least five years of vesting service.

Polish Retirement Plans

Defined Benefit - Mr. Monko is entitled to a pension benefit under the Company's Polish broad-based defined benefit pension plan upon retirement on or after age 65. The plan provides for a one-time lump sum payment in an amount equal to three times the employee's monthly average base salary in effect over the last three months of his employment, subject to taxation. There are no service requirements or early retirement provisions for this benefit. Mr. Monko must be working for the Company at the time of his retirement in order to receive this benefit. The aggregate increase in actuarial present value is included in the "Change in Pension Value" column of the 2025 Summary Compensation Table.

Defined Contribution - In November 2019, Mr. Monko became a participant in the Polish Private Employee Capital Plan, known as a PPK, which is a private long-term saving system established by the Polish government. For employees aged 55-70, participation in the program is voluntary, however matching retirement contributions by the employer are mandatory. Mr. Monko, whose age is above 55 voluntarily contributes to the PPK and, in turn, receives an obligatory employer contribution as well. The amount of benefits provided to Mr. Monko in the form of PPK employer contributions is included in the “All Other Compensation” column of the 2025 Summary Compensation Table and related footnotes.

ACCO BRANDS | 2026 PROXY STATEMENT 61

Non-Qualified Deferred Compensation Benefits

Mr. Tedford and Mr. McCormack were the only NEOs who carried any balance in the ACCO U.S. Non-Qualified Deferred Compensation Plan in 2025. The Non-Qualified Deferred Compensation table below provides information regarding contributions, earnings and distributions made during the fiscal year ended December 31, 2025.

				Aggregate
	Executive	Registrant	Aggregate	Withdrawls /	Aggregate
	Contributions	Contributions	Earnings	Distributions	Balance at
Name and Principal Position	in Fiscal Year	in Fiscal Year	in Fiscal Year	in Fiscal Year	Fiscal Year End (1)
Thomas W. Tedford President and Chief Executive Officer	$0	$0	$9,766	$0	$61,258
Gregory J. McCormack Senior Vice President, Global Operations and Supply Chain	$77,718	$0	$67,804	$0	$622,651

(1)

Mr. Tedford and Mr. McCormack have balances in a deferred compensation account under the Company’s Non-Qualified Deferred Compensation Plan. The balance in this account, which is unfunded and is an unsecured obligation of the Company subject to claims of the Company’s general creditors, is otherwise fully vested and non-forfeitable. Plan participants are generally permitted to choose from among the investment funds available under the ACCO Brands 401(k) Plan for purposes of determining deemed investment earnings, gains, and losses applicable to their accounts. The investment return based on the selected investment options was 19.1% for Mr. Tedford and 13.3% for Mr. McCormack for the year 2025. Subject to limitations imposed by Section 409A of the Code, account balance is payable to Mr. Tedford and Mr. McCormack as soon as practicable following termination of employment. Participants may designate a beneficiary to receive the unpaid portion of their account in the event of their death.

ACCO U.S. Non-Qualified Deferred Compensation

The ACCO U.S. Non-Qualified Deferred Compensation Plan is an unfunded plan maintained by the company for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended, or an "excess benefit plan" within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended, or both.

This is a voluntary plan and participants may elect to defer between 1 and 50 percent of annual base salary and between 1 and 90 percent of their Annual Incentive Plan payout. Deferral elections must be made in the year before compensation is earned and reduce the eligible compensation available for deferral in the ACCO Brands 401(k) Plan. Deferral elections are irrevocable and distribution dates of a prior separation or in-service election can be changed one time only. Participants are immediately vested in their contributions made to the plan, as well as any earnings on these contributions. Investment options available through the plan are nearly identical to those offered under the ACCO Brands 401(k) Plan. Participant contributions and earnings within the plan are subject to the claims of ACCO Brands creditors.

62 ACCO BRANDS | 2026 PROXY STATEMENT

Potential Payments Upon Termination or Change-In-Control

The Company does not have written employment agreements with its executive officers, including the named executive officers, unless it is common practice to provide an individual employment contract, such as in select international markets where we have executive officers. Only Mr. Monko, whose employment is based in Poland, has an employment contract. All of our executive officers, including all our currently serving named executive officers, were covered by the Company’s ESP on December 31, 2025 and continue to be so covered as of the date of this Proxy Statement. Ms. Schneider retired on September 30, 2025, and Mr. Buchenroth terminated employment on August 1, 2025.

The Company’s ESP in effect as of December 31, 2025 provides the named executive officers with the following payments and benefits upon (i) an involuntary termination without “cause,” (ii) voluntary termination for “good reason” or (iii) involuntary termination without “cause” within 6 months before or 24 months after a change-in-control as defined in the ESP:

•
Involuntary Termination: 24 months of base salary and two years of target bonus for the year of separation for Mr. Tedford; 21 months of base salary and one year of target bonus for the year of separation for Mr. Monko and Ms. O'Connor; 18 months of base salary and one year of target bonus for the year of separation for Mr. McCormack, Ms. Jones, and all other executive officers.
•
Change-in-Control Termination: 2.99 times base salary plus 2.99 times target bonus for the year of separation for Mr. Tedford; 2.25 times base salary plus 2.25 times target bonus for the year of separation for Mr. Monko and Ms. O'Connor; 2 times base salary plus 2 times target bonus for the year of separation for Mr. McCormack, Ms. Jones, and all other executive officers. The executive would also receive a pro-rata annual bonus for the year of the executive’s termination up through and including the termination effective date calculated based upon actual performance as approved by the Compensation and Human Capital Committee.
•
Outplacement services in a value commensurate with the level of the position.
•
Any amounts payable under the ESP are reduced by amounts payable to a named executive officer under any other severance plan applicable to the named executive officer or any other agreement that has been entered into between the Company and the named executive officer.

In accordance with Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), if the severance calculation is subject to an excise tax, the Company will calculate two severance payment alternatives and determine which alternative results in the highest net amount of severance payment for each executive officer, commonly referred to as the best-net approach. Either the aggregate of all severance payments for an executive officer will be paid as calculated and subject to regular payroll income tax and excise tax, or the aggregate of all severance payments for an executive officer shall be reduced prior to payment to a gross amount that results in the largest net amount for that executive officer so as to remain subject to regular payroll income tax but not subject to excise tax. Mr. Monko is not subject to Section 4999 of the Code.

Medical and other welfare benefits continue for the named executive officer’s severance period on the same cost-sharing basis as if employment had not terminated. No severance or change-in-control payments would be made until the named executive officer executes a release waiving any and all claims the executive may have against the Company. No benefits would be provided to a named executive officer if a termination was for “cause” or voluntary (other than in the case of a retirement) except where required by law or at the discretion of the Board of Directors. In addition, certain equity grants awarded to the named executive officers may accelerate upon death, disability, retirement, termination without cause and in the event of a change-in-control as defined in the Incentive Plan.

ACCO BRANDS | 2026 PROXY STATEMENT 63

The table below reflects the estimated payments and other benefit amounts that would have been received by each named executive officer or his or her estate under the following events as if each such event occurred as of December 31, 2025:

•
a change-in-control without termination of employment;
•
termination of employment by the executive officer due to retirement;
•
termination of employment by the Company without cause;
•
following (or in certain circumstances preceding) a change-in-control, a termination of employment by the Company without “cause” or by the executive officer for “good reason”; or
•
termination of employment as a result of death or disability.

In preparing the table, it is assumed that each of the named executive officers has no earned but unpaid salary or accrued and unused vacation benefits at the time of his or her termination and that the values reflect compensation in addition to what he or she would have earned had the described event not occurred. Messrs. Tedford, Monko and McCormack and Ms. Jones are retirement eligible.

64 ACCO BRANDS | 2026 PROXY STATEMENT

Potential Payments Upon Termination or Change-In-Control

Name and Principal Position	Provision	Change in Control without Termination ($)	Termination by the Executive for Retirement ($)	Termination by the Company without Cause ($)	Termination by the Company without Cause or by the Executive for "Good Reason" Following a Change in Control ($)	Death ($)	Disability ($)
Thomas W. Tedford	Cash Severance(1)	—	—	4,092,000	6,117,540	—	—
President and Chief	Annual Incentive	—	110,712	110,712	110,712	110,712	110,712
Executive Officer	Continuation of Benefits(2)	—	—	48,729	48,729	—	—
	Outplacement Services	—	—	60,000	60,000	—	—
	Additional 401(k) Plan Contributions(3)	—	—	—	62,790	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	1,595,127	1,595,127	2,739,920	2,739,920	2,739,920
	Value of Performance Stock Units(6)(7)	—	793,016	793,016	4,118,968	1,996,060	1,996,060
	Total	—	2,498,856	6,699,585	13,258,660	4,846,692	4,846,692
Deborah A. O'Connor	Cash Severance(1)	—	—	1,521,346	2,396,120	—	—
Executive Vice	Annual Incentive	—	—	45,313	45,313	45,313	45,313
President and Chief	Continuation of Benefits(2)	—	—	29,962	29,962	—	—
Financial Officer	Outplacement Services	—	—	60,000	60,000	—	—
	Additional 401(k) Plan Contributions(3)	—	—	—	47,250	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	—	327,354	1,134,662	1,134,662	1,134,662
	Value of Performance Stock Units(6)(7)		—	0	1,175,953	563,322	563,322
	Total	—	—	1,983,975	4,889,260	1,743,296	1,743,296
Cezary Monko	Cash Severance(1)	—	—	1,973,742	3,108,643	—	—
Executive Vice	Annual Incentive	—	58,517	58,517	58,517	58,517	58,517
President and President,	Continuation of Benefits(2)	—	—	5,398	5,398	394,748	197,374
International	Outplacement Services	—	—	60,000	60,000	—	—
	Additional Poland PPK Contributions (3)	—	—	—	41,978	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	693,053	693,053	1,069,242	1,069,242	1,069,242
	Value of Performance Stock Units(6)(7)	—	218,071	218,071	1,077,821	530,611	530,611
	Total	—	969,640	3,008,780	5,421,599	2,053,118	1,855,744
Pamela R. Schneider	Cash Severance(1)	—	—	—	—	—	—
(Former) Senior Vice	Annual Incentive	—	23,879	—	—	—	—
President, General	Continuation of Benefits(2)	—	0	—	—	—	—
Counsel and Corporate	Outplacement Services	—	0	—	—	—	—
Secretary	Additional Poland PPK Contributions (3)	—	0	—	—	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	0	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	464,572	—	—	—	—
	Value of Performance Stock Units(6)(7)	—	124,780	—	—	—	—
	Total	—	613,230	—	—	—	—
Patrick H. Buchenroth	Cash Severance(1)	—	—	1,505,430	—	—	—
(Former) Executive Vice	Annual Incentive	—	—	26,033	—	—	—
President, and President	Continuation of Benefits(2)	—	—	29,962	—	—	—
Americas	Outplacement Services	—	—	60,000	—	—	—
	Additional Poland PPK Contributions (3)	—	—	0	—	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	0	—	—	—
	Value of Restricted Stock Units(5)(7)	—	—	626,256	—	—	—
	Value of Performance Stock Units(6)(7)	—	—	172,733	—	—	—
	Total	—	—	2,420,413	—	—	—
Gregory J. McCormack	Cash Severance(1)	—	—	1,096,777	1,671,279	—	—
Senior Vice	Annual Incentive	—	31,111	31,111	31,111	31,111	31,111
President, Global	Continuation of Benefits(2)	—	—	26,012	26,012	—	—
Operations and	Outplacement Services	—	—	60,000	60,000	—	—
Supply Chain	Additional 401(k) Plan Contributions(3)	—	—	—	42,000	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	243,065	243,065	373,918	373,918	373,918
	Value of Performance Stock Units(6)(7)	—	79,301	79,301	383,019	189,978	189,978
	Total	—	353,478	1,536,267	2,587,339	595,007	595,007

ACCO BRANDS | 2026 PROXY STATEMENT 65

Name and Principal Position	Provision	Change in Control without Termination ($)	Termination by the Executive for Retirement ($)	Termination by the Company without Cause ($)	Termination by the Company without Cause or by the Executive for "Good Reason" Following a Change in Control ($)	Death ($)	Disability ($)
Angela Y. Jones	Cash Severance(1)	—	—	1,062,755	1,625,509	—	—
Senior Vice President,	Annual Incentive	—	29,897	29,897	29,897	29,897	29,897
Chief People	Continuation of Benefits(2)	—	—	12,995	12,995	—	—
and Corporate	Outplacement Services	—	—	60,000	60,000	—	—
Responsibility Officer	Additional 401(k) Plan Contributions(3)	—	—	—	42,000	—	—
	Value of Non-Qualified Stock Options(4)(7)	—	—	—	—	—	—
	Value of Restricted Stock Units(5)(7)	—	289,787	289,787	453,348	453,348	453,348
	Value of Performance Stock Units(6)(7)	—	94,168	94,168	467,100	229,687	229,687
	Total	—	413,853	1,549,602	2,690,849	712,933	712,933

(1)	Represents 2025 base salary and year-ending annual incentive opportunity at target performance, calculated according to the terms of the ESP.
(2)

Represents the approximate value of the employer subsidy to broad-based health and welfare employee benefit plans for the named executive officer's benefit during the severance period. For Mr. Monko, the Company's disability policy for employees in Poland provides for a one-time lump sum payment from the Company in an amount equal to three times the employee's monthly average base salary in effect over the last three months of his employment, subject to taxation. Polish law also requires, in the event of termination of employment as a result of death, that the Company make a one-time lump sum payment in an amount equal to six-times the employee's monthly average base salary in effect over the last six months of his employment, subject to taxation.

(3)

Represents the maximum annual Company contribution to each named executive officer's account, except for Mr. Monko, under the ACCO Brands 401(k) Plan during the severance period. For Mr. Monko, the amount represents the annual Company contribution to his Poland PPK retirement during the severance period.

(4)

Reflects the excess of the fair market value as of December 31, 2025 of the underlying shares over the exercise price of all unvested options, the vesting of which accelerates in connection with the specified event. The amounts shown reflect the value as calculated based on the $3.73 closing price of the Company’s common stock on December 31, 2025.

(5)

Reflects the fair market value as of December 31, 2025 of the shares underlying all unvested RSUs which vest in connection with the specified event. The amounts shown reflect the value as calculated based on the $3.73 closing price of the Company’s common stock on December 31, 2025.

(6)

Reflects the unvested fair market value as of December 31, 2025 of the shares underlying unvested PSUs which vest in connection with the specified event. The amounts shown reflect the value as calculated based on the $3.73 closing price of the Company’s common stock on December 31, 2025.

(7)

In the event of a change-in-control without termination, if the award is replaced with an award of the same or greater value and with the same or not less favorable terms and conditions, the award is subject to double-trigger vesting. If the RSU or PSU award is not replaced, the award shall vest in full at target performance or greater and is paid out in cash or shares of stock of equivalent cash value. If the NQSO is not replaced, it shall become immediately exercisable. The value in the table assumes the awards are not replaced upon a change-in-control and reflect the full vesting of the award, with the PSU awards vesting at target performance.

CEO Pay Ratio

Pursuant to the rules adopted by the SEC, we are required to disclose the ratio of the median of the annual total compensation of all our employees, other than our CEO, to the annual total compensation of our CEO, which we refer to as the “Pay Ratio.” The Pay Ratio is intended to be a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The table below reflects the Pay Ratio with respect to 2025 compensation:

CEO 2025 Annual Total Compensation	$4,488,934
Median Employee 2025 Annual Total Compensation	$40,291
Pay Ratio of CEO to Median Employee Compensation	111 : 1

There have been no changes in our employee population or employee compensation arrangements that we believe would significantly impact the Pay Ratio disclosure. Accordingly, we are using the same median employee for 2025 as we used for 2024. In a manner consistent with Item 402(u) of Regulation S-K, this is the second year using the median employee identified in 2024.

To identify the median employee in 2024, we examined the total cash compensation paid between October 1, 2023 and September 30, 2024, including base salaries, overtime payments, allowances, incentives and commissions paid, to all individuals, excluding our CEO, who were employed by us as of October 1, 2024, as reflected in our payroll records. In accordance with Item 402(u) and instructions thereto, we included all full-time, part-time, temporary and seasonal employees. We selected total cash compensation for all employees as a consistently applied compensation measure because we do not widely distribute long-term incentive awards to

66 ACCO BRANDS | 2026 PROXY STATEMENT

employees and because we believe that this measure reasonably reflects the total annual compensation of our employees. For purposes of calculating the total cash compensation of our non-U.S. employees, we converted local currencies to U.S. dollars based on our fiscal year 2024 operating plan exchange rates.

We calculated the 2025 annual total compensation for the representative median employee using the same methodology we use for our named executive officers in the 2025 Summary Compensation Table in this Proxy Statement. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2025 Summary Compensation Table in this Proxy Statement.

Our Pay Ratio has been calculated using selected assumptions, estimates and adjustments as permitted under Item 402(u) of Regulation S-K, and is a reasonable estimate calculated in a manner consistent with the Regulation. Other companies may use different methodologies, assumptions, estimates and adjustments, and therefore a comparison of our Pay Ratio to that of other companies will be limited in value.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosures regarding the relationship between the executive compensation for our principal executive officers (“PEOs”) and the other named executive officers (the "Non-PEO NEOs") and the Company's performance for the fiscal years listed below. The Compensation and Human Capital Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1(1)	Summary Compensation Table Total for PEO 2(1)	Compensation Actually Paid to PEO 1(1)(2)(3)	Compensation Actually Paid to PEO 2(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment based on:(4)		Net (Loss) / Income	Adjusted Operating Income(5)
							TSR	Peer Group TSR
	($)	($)	($)	($)	($)	($)	($)	($)	($ Millions)	($ Millions)
2025	—	4,488,934	—	1,270,558	1,399,228	631,402	57.65	122.16	41.3	153.3
2024	—	4,212,901	—	3,703,304	1,660,474	1,005,552	75.00	121.49	(101.6)	189.7
2023	4,350,195	2,674,387	6,224,665	3,424,333	1,574,020	1,947,394	82.13	109.06	(21.8)	204.8
2022	5,268,403	—	133,509	—	1,398,731	449,648	71.28	86.41	(13.2)	175.8
2021	7,276,781	—	7,422,848	—	2,214,526	2,238,161	100.77	112.08	101.9	227.9
(1)
Mr. Elisman was our PEO until September 30, 2023 (“PEO 1”). Mr. Tedford has been our PEO since October 1, 2023 (“PEO 2”). The individuals comprising the Non-PEO NEOs for each year presented are listed below.

For 2025: Deborah A. O'Connor, Cezary Monko, Patrick H. Buchenroth, Pamela R. Schneider, Gregory J. McCormack, and Angela Y. Jones.

For 2024: Deborah A. O'Connor, Cezary Monko, Patrick H. Buchenroth, Boris Elisman, and Pamela R. Schneider.

For 2023: Deborah A. O'Connor, Cezary Monko, Patrick H. Buchenroth, and Roxanne Bernstein.

For 2022: Deborah A. O'Connor, Cezary Monko, Patrick H. Buchenroth, Thomas W. Tedford, and Neal V. Fenwick,

For 2021: Cezary Monko, Patrick H. Buchenroth, Thomas W. Tedford, and Neal V. Fenwick.

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs.
(3)
Compensation Actually Paid reflects total compensation as disclosed in the Summary Compensation Table as adjusted to exclude and include certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards column set forth in the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column reflect the amounts attributable to the Change in Pension Value reported in the Summary Compensation Table. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.

ACCO BRANDS | 2026 PROXY STATEMENT 67

	Fiscal Year 2025
	PEO 2 ($)	Average for Non-PEO NEOs ($)
Summary Compensation Table Total	4,488,934	1,399,228
Exclusion of Change in Pension Value	—	(10,833)
Exclusion of Stock Awards	(3,425,889)	(617,514)
Inclusion of Pension Service Cost	—	—
Inclusion of Equity Values (a)	207,513	(139,479)
Compensation Actually Paid	1,270,558	631,402

(a) The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

	Fiscal Year 2025
	PEO 2 ($)	Average for Non-PEO NEOs ($)
Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	1,165,552	188,729
Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	(714,579)	(193,691)
Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year	—	—
Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year	(243,460)	(94,393)
Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year	—	(40,124)
Total - Inclusion of Equity Values	207,513	(139,479)
(4)
The Peer Group TSR utilizes the S&P Office Services and Supplies (SuperCap1500) Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2025. The comparison assumes $100 was invested in the Company and in the S&P Office Services and Supplies (SuperCap 500) Index for the period starting December 31, 2020 through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined adjusted operating income to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to PEO 2 and the Non-PEO NEOs in 2025. Adjusted operating income is a non-GAAP financial measure. Adjusted operating income is defined and reconciled to its most directly comparable GAAP financial measure in Appendix B "Supplemental Non-GAAP Financial Measures" of this Proxy Statement.

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company and Peer Group TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, the Company’s cumulative TSR over the five most recently completed fiscal years, and the S&P Office Services and Supplies (SuperCap1500) Index TSR over the same period.

PEO and Average Non-PEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($Millions)
TSR (12/31/2020 Indexed to $100)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
2023
2024
2025
7.4
2.2
0.1
0.4
6.2
3.4
1.9
3.7
1.0
1.3
0.6
100.0
112.08
86.41
109.06
121.49
122.16
100.00
100.77
71.28
82.13
75.00
57.65
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
S&P Office Services and Supplies (SuperCap 1500) Index TSR
ACCO Brands Corporation TSR

68 ACCO BRANDS | 2026 PROXY STATEMENT

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the five most recently completed fiscal years.

PEO and Average Non-PEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($Millions)
Net Income ($ Millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
150
100
50
-
(50)
(100)
(150)
7.4
2.2
101.9
0.1
0.4
(13.2)
6.2
3.4
1.9
(21.8)
3.7
1.0
(101.6)
1.3
41.3
0.6
2021
2022
2023
2024
2025
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
ACCO Brands Corporation Net Income

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Adjusted Operating Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Adjusted Operating Income during the five most recently completed fiscal years.

ACCO BRANDS | 2026 PROXY STATEMENT 69

PEO and Average Non-PEO Compensation Actually Paid
Versus Adjusted Operating Income
Compensation Actually Paid ($Millions)
Operating Income ($ Millions)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
250
200
150
100
50
-
7.4
227.9
2.2
0.1
175.8
0.4
6.2
204.8
3.4
1.9
189.7
3.7
1.0
153.3
1.3
0.6
2021
2022
2023
2024
2025
PEO 1 Compensation Actually Paid
PEO 2 Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
ACCO Brands Corporation Adjusted Operating Income

Tabular List of Most Important Financial Performance Measures

The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO 2 and Non-PEO NEOs for 2025 to Company performance. The measures in the table are not ranked.

Adjusted EPS
Adjusted Operating Income
Net Sales

Pursuant to SEC rules, the information in this “Pay Versus Performance Disclosure” section shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

70 ACCO BRANDS | 2026 PROXY STATEMENT

Proposals

Proposal 1 Election of Directors	72
Proposal 2 Ratification of Appointment of Independent Registered Public Accounting Firm	73
Proposal 3 Advisory Vote on Executive Compensation	76
Proposal 4 Approval of an Amendment to the 2022 ACCO Brands Corporation Incentive Plan	77

Election of Directors

(Proposal 1)

☑ The Board of Directors recommends you vote FOR the election of all nominees.

The Board of Directors proposes that each of the nine director nominees named in this Proxy Statement be elected for a one-year term expiring at the 2027 annual meeting of stockholders or when his or her respective successor is duly elected and qualified. Proxies cannot be voted for more than the number of nominees proposed for election.

Our Board of Directors is comprised of individuals who collectively possess the particular qualifications and experiences we consider important to be represented on our Board of Directors as a whole. Each of our director nominees possesses the judgment and business and educational background required, has a proven track record of success in his or her field as well as a reputation for integrity, honesty and adherence to high ethical standards. We believe each director has business acumen, ability to exercise sound judgment and a commitment of service to our Company, its stockholders and the Board of Directors.

Each of the director nominees has consented to serve a one-year term if elected. If any director nominee should become unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors. Additionally, in accordance with the Company’s Corporate Governance Principles, each director nominee has submitted a contingent, irrevocable resignation that the Board may accept in the event that the votes cast for the director nominee's election do not exceed the votes cast against the director nominee's election (with abstentions and broker non-votes not counted as a vote cast either for or against the director nominee's election). In that event, the Nominating, Governance and Sustainability Committee (or a special committee consisting solely of independent directors not subject to a failed vote) would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board would then act on this recommendation within 90 days of the date that the election results were certified, and the Company would promptly publicly disclose the Board’s decision.

72 ACCO BRANDS | 2026 PROXY STATEMENT

Ratification of Appointment of Independent Registered Public Accounting Firm

(Proposal 2)

☑ The Board of Directors recommends you vote FOR Proposal 2.

The Audit Committee has appointed KPMG LLP (“KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. During 2025, KPMG served as the Company’s independent registered public accounting firm and also provided certain other services to the Company. The Audit Committee and the Board of Directors recommend that you ratify this appointment. In line with this recommendation, the Board of Directors intends to introduce the following resolution at the Annual Meeting:

“RESOLVED, that the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year 2026 is ratified."

The Audit Committee is responsible for the selection, retention and oversight of the Company’s independent registered public accounting firm. If stockholders do not ratify the appointment of KPMG as the Company’s independent registered accounting firm for 2026, the Audit Committee will reconsider its selection but may, nevertheless, continue to retain KPMG. Even if the selection is ratified, the Audit Committee has the discretion to appoint a different registered public accounting firm at any time during the year if the Audit Committee determines that such change would be appropriate.

A member of KPMG is expected to be in attendance during the Annual Meeting to make a statement if he or she desires and will respond to appropriate questions that may be asked by stockholders.

Audit and Non-Audit Fees

Our independent registered public accounting firm for the 2024 and 2025 fiscal years was KPMG. The following table summarizes the fees paid or payable by the Company to KPMG for services rendered during 2024 and 2025, respectively:

Fees	2024	2025
Audit fees(1)	$3,447,311	$3,302,420
Audit-related fees(2)	$8,218	$12,800
Tax fees(3)	$1,525	$1,900
All other fees(4)	11,017	$10,800
Total	$3,468,071	$3,327,920

(1)
Audit fees include fees for the audit of our annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting, the review of the financial information included in our Form 10-Q quarterly reports filed with the SEC, and services performed in connection with statutory audits and regulatory filings or engagements. The decrease in audit fees was primarily due to lower base fee and non-recurring fees.

ACCO BRANDS | 2026 PROXY STATEMENT 73

(2)
Audit-related fees include professional services related to the performance of the audit and are primarily agreed upon procedures and compliance audits required under various local international regulations.
(3)
Tax fees consist principally of professional services rendered for international tax compliance work.
(4)
All other fees relate to professional services rendered for the compilation of statutory financial statements for specific international legal entities.

Approval of Audit and Non-Audit Services

All audit and non-audit services provided to the Company by KPMG are approved in advance by the Audit Committee or by the Chairman of the Audit Committee, who has been delegated authority to approve such services on behalf of the Audit Committee. The Audit Committee has adopted the following policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee annually reviews the audit and non-audit services to be performed by the independent registered public accounting firm during the upcoming year. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the registered public accounting firm’s independence. The Audit Committee then approves the audit services and any permissible non-audit services it deems appropriate for the upcoming year. The Audit Committee’s pre-approval of non-audit services is specific as to the services to be provided and includes preset spending limits. The provision of any additional non-audit services during the year, or the provision of services in excess of preset spending limits, must be pre-approved by either the Audit Committee or by the Chairman of the Audit Committee, who has been delegated authority to pre-approve such services on behalf of the Audit Committee. Any pre-approvals granted by the Chairman of the Audit Committee must be reported to the full Audit Committee at its next regularly scheduled meeting. All of the fees described above for services provided to the Company under audit fees, audit-related fees, tax fees and all other fees were pre-approved by the Audit Committee in accordance with the Company’s pre-approval policies and procedures.

Transactions with Related Persons

The Audit Committee is responsible for review, approval, or ratification of “related-party transactions” as defined under applicable SEC rules that involve the Company or its subsidiaries. We have adopted a formal written policy that requires the Audit Committee to review and, if appropriate, to approve or ratify any transaction exceeding $120,000 in value in which the Company is, or will be, a participant, and in which any of the Company’s directors or executive officers or any of their immediate family members had, has or will have a direct or indirect material interest. After its review, the Audit Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. During fiscal 2025, there were no transactions, and there currently are no proposed transactions, meeting the criteria outlined above.

74 ACCO BRANDS | 2026 PROXY STATEMENT

Report of the Audit Committee

The Audit Committee is composed of directors that are “independent” as defined under the NYSE corporate governance listing standards and Rule 10A-3 of the Exchange Act. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s financial statements and the financial reporting process, including implementing and maintaining effective internal control over financial reporting and for the assessment of, and reporting on, the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm for 2025, KPMG, is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and KPMG the Company’s audited financial statements for the year ended December 31, 2025, and the reports on the effectiveness of internal control over financial reporting as of December 31, 2025, contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, including a discussion of the reasonableness of significant judgments and clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management the disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee has discussed with KPMG the firm's independence from the Company, including the matters in the written disclosures and letter provided to the Audit Committee by KPMG regarding the firm’s communications with the Audit Committee concerning independence as required by the PCAOB and has considered the compatibility of non-audit services with the auditing firm's independence.

The Audit Committee discussed with KPMG the overall scope and plans for its integrated audit. The Audit Committee meets with KPMG, with and without management present, to discuss the results of the firm's examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Members of the Audit Committee:

Ronald Lombardi (Chairperson)

Joseph B. Burton

Kathleen S. Dvorak

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such acts.

ACCO BRANDS | 2026 PROXY STATEMENT 75

Advisory Vote on Executive Compensation

(Proposal 3)

☑ The Board of Directors recommends you vote FOR Proposal 3.

We are providing our stockholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers, as required under Section 14A of the Exchange Act. The proposal, commonly known as a “Say-on-Pay” proposal, is designed to give our stockholders the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, including in the Compensation Discussion and Analysis, the executive compensation tables and other related disclosures contained therein.”

As discussed in the Compensation Discussion and Analysis, we have designed our executive compensation program to attract, retain and motivate highly skilled executive officers, link pay to performance, and build sustainable value for our stockholders. When you cast your vote, we urge you to consider the description of our executive compensation program contained in this Proxy Statement, including under the heading “Compensation Discussion and Analysis” and the accompanying executive compensation tables and related footnotes.

Because your vote is advisory, it will not be binding upon our Board of Directors, it will not overrule any decision by the Board of Directors, and it will not create or imply any additional fiduciary duties on the Board of Directors or any member thereof. However, the Compensation and Human Capital Committee and our Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

In May 2023, stockholders voted to hold a "Say-on-Pay" vote annually. The next vote on the frequency of the "Say-on-Pay" vote will be held at the 2029 Annual Meeting.

76 ACCO BRANDS | 2026 PROXY STATEMENT

Approval of an Amendment to the 2022 ACCO Brands Corporation Incentive Plan

(Proposal 4)

☑ The Board of Directors recommends you vote FOR Proposal 4.

At the Annual Meeting, stockholders will vote on a proposal to approve an amendment to the 2022 ACCO Brands Corporation Incentive Plan, as amended (the “Plan”). On March 11, 2026, the Company’s Board of Directors approved the amendment to the Plan, subject to stockholder approval at the Annual Meeting, based upon a recommendation of the Compensation and Human Capital Committee and management. A copy of the form of the proposed amendment is attached as Appendix A to this proxy statement. The purpose of the amendment is to:

•
increase the number of shares available for future grant under the Plan by 4,100,000 shares; and
•
eliminate the fungible share counting ration for new awards.

These changes, together with the shares currently available for future grants, are intended to cover grants for approximately one year based on current grant practices. The actual rate at which we use shares under the Plan may be more or less than our anticipated future usage and will depend upon various factors, such as our future stock price, plan participation levels, hiring and promotion activity, award mix and vehicles, competitive market practices, acquisitions and divestitures, and rates of forfeiture.

Due to limited remaining shares, the Company will defer the Performance Share Unit portion of the upcoming 2026 long-term incentive grants for Executive Officers until stockholders approve the share increase. If the amendment is not approved, these Executives will not receive their PSU awards.

Why Stockholders Should Approve the Proposed Amendment

The Board believes that the proposed amendment to the Plan is in the best interests of the Company and its stockholders. The Plan is designed to align employee and stockholder interests by enabling the Company to continue granting stock-based compensation, including performance-based awards without causing unreasonable dilution. It includes features that protect stockholder interests as described below.

•
Critical to Attract and Retain Talent: Equity-based compensation remains essential to attracting, motivating and retaining the talent needed to drive the Company's long-term success. The Plan also provides the flexibility to grant awards to non-employee directors. For these reasons, the Board views the Plan as a key component of the Company’s compensation program and believes the increase available shares for the grant of awards under the Plan will enable it to continue to fulfill this function.
•
Responsible Share Usage: The Compensation and Human Capital Committee and the Board of Directors monitors share usage to manage the dilutive impact of awards granted under the Plan.

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o
As of March 23, 2026, the potential dilution under the Plan, as adopted in 2022 and amended in 2023 and 2025 was 13.92 percent.
o
As of March 23, 2026, the shares requested for the Plan as amended would increase our total potential dilution to 17.09 percent.
o
The Plan prohibits recycling of shares that are surrendered or withheld to pay a stock option exercise price or withholding taxes. These shares cannot be added back to the shares available under the Plan.
o
Given that our equity awards in recent years have been in the form of restricted stock units and performance-based stock units (i.e. full-value awards) and we do not intend to issue stock options or stock appreciation rights (SARs) going forward, we believe that eliminating a fungible share counting ratio for new awards is appropriate to simplify the Plan.

Approval of the amendment requires the affirmative vote of a majority of votes cast at the Annual Meeting. If stockholders do not approve the amendment, awards may continue to be granted under the existing Plan, but no additional equity awards may be granted once the current share reserve is exhausted.

Plan Amendment History

The Plan was previously filed as Annex A to the definitive proxy statement on Schedule 14A filed with the SEC on April 1, 2022 and amended on May 16, 2023 and May 20, 2025 to increase the share pool.

In addition to the Plan, the Company currently also maintains both the 2019 ACCO Brands Corporation Incentive Plan (the “2019 Plan”) and the ACCO Brands Corporation Incentive Plan as Amended and Restated effective May 12, 2015 (the “2015 Plan”). The 2019 Plan and the 2015 Plan are collectively known as the “Prior Plans.” No additional shares are available for grant under either of the Prior Plans, but there are outstanding awards under the Prior Plans, and to the extent such awards are forfeited or expire, the shares will be added to the shares available for grant under the Plan.

As proposed to be amended, the total number of shares of common stock available for awards under the Plan may not exceed the sum of (i) 4,100,000 shares authorized pursuant to the proposed amendment to the Plan, (ii) 4,550,000 shares authorized pursuant to the second amendment to the Plan, (iii) 8,275,000 shares authorized pursuant to the first amendment of the Plan, (iv) 7,250,000 shares originally authorized under the Plan, (v) 469,631 shares that remained available for awards under the 2019 Plan as of the original effective date of the Plan, May 17, 2022 (the "Original Effective Date"), and (vi) the number of shares subject to outstanding awards under the Prior Plans as of the Original Effective Date that thereafter cease for any reason to be subject to such awards (other than in connection with the exercise or settlement of the awards, including shares withheld to satisfy the exercise price or tax withholding obligations associated with the exercise, vesting or settlement of such awards) on the basis of: (A) one share for each share subject to a stock option or stock appreciation right, and (B) 2.00 shares for each share subject to a full value award under the 2019 Plan or 2.06 shares for each share subject to a full value award under the 2015 Plan.

Under the Plan as currently in effect, each full value award granted reduces the number of shares available for issuance by 2.00 shares and each stock option and SAR granted reduces the number of share available for issuance by 1.00 share. Shares returned are added back to the share reserve using the same share-counting ratio, except that, with respect to shares underlying awards granted under the

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2015 Plan, shares returned are added back to the share reserve on the basis of 1.00 share for each underlying an option or SAR and 2.06 shares for each share underlying a full value award.

This proposed amendment would eliminate this fungible share counting ratio for awards made after the amendment effective date, such that if the amendment is approved, all awards granted on or after May 19, 2026 will reduce the number of shares available for issuance by 1.00 share for every 1.00 share issued and shares granted after the effective date of this proposal, if returned, will be added back to the share reserve at the rate of 1.00 share for every 1.00 share issued. Shares granted prior to the effective date of this proposal, if returned, will be added back to the share reserve at the rate at which they were deducted from the share reserve under the terms of the Plan as currently in effect.

If approved, the new shares will be added to the 510,325 shares that remain available for issuance under the Plan for a total of 4,610,325 shares in reserve for future grants.

The principal features of the Plan are highlighted below.

Overview

Our incentive plans are a vital component of our compensation program. The purpose of the Plan is to provide incentives linked to the creation of stockholder value and the achievement of certain long-term strategic and financial goals through a variety of equity-based and cash awards designed to attract, retain and motivate the best available employees and non-employee directors. Historically, our equity award program consisted of grants of performance share units (“PSUs”), restricted stock units (“RSUs”) and non-qualified stock options (“NQSOs”). For 2025, our equity award program consisted of grants of PSUs and restricted stock units RSUs only. We ceased granting stock options in 2023 and do not intend to issue stock option or SAR awards going forward, as we believe the current mix is a more judicious use of the finite shares available under the Plan.

•
PSUs represent the principal component of long-term equity incentive compensation for our named executive officers. These grants are indicative of our pay-for-performance philosophy, as discussed under the heading “Compensation Discussion and Analysis—Discussion and Analysis—Executive Compensation Philosophy.” PSUs focus management on long-term financial performance, aligning management and stockholders' interests.
•
RSUs serve as important management retention tools and further align management with stockholders’ interests, including our stockholders’ interest in share price appreciation.

Important Features of the Plan

The Plan includes the following important features that are designed to serve our stockholders’ interests.

•
One-year minimum vesting. The period required for vesting of an equity-based award under the Plan may not be less than one year, other than as the Compensation and Human Capital Committee may otherwise specify in the case of the death or disability, or where awards have been assumed by the Company in connection with a merger or other business combination, or as otherwise may apply in the event of a change in control under the Plan. In addition, awards covering up to five percent of the shares available under the Plan may have a vesting period of less than one year; provided, that awards granted to non-employee directors on the date of an annual stockholder meeting that vest at the next annual stockholder meeting will be

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deemed to have a vesting period of one year even if the period of time between stockholder meetings is less than one year.
•
Limited discretionary authority to accelerate vesting. The Compensation and Human Capital Committee will not have discretion to accelerate the vesting of any portion of an award, except in cases of termination by reason of death or disability.
•
Non-employee director compensation. The value (determined under applicable accounting standards for financial reporting purposes) of a non-employee director’s total compensation from the Company in a calendar year, including awards from the Plan, may not exceed $500,000.
•
Dividends and dividend equivalents. Rights to dividends and dividend equivalents may be made a part of certain awards, subject to such terms, conditions and restrictions as the Compensation and Human Capital Committee may establish. Any crediting of dividends or dividend equivalents shall be subject to the same restrictions and conditions as the underlying award. Dividends or dividend equivalents credited with respect to awards subject to the achievement of performance goals will only be paid to the extent the award vests and the performance goals are achieved, and dividends or dividend equivalents with respect to any award subject to a time-based vesting schedule will only be paid to the extent the award vests.
•
No liberal share recycling. Shares that are surrendered or withheld to pay an award's exercise price or withholding taxes cannot be added back to the shares available under the Plan. Likewise, any shares reacquired by the Company with the amount received from stock option exercises will not be added to the pool of available shares under the Plan.
•
No repricing or cash buy-out without stockholder approval. No stock option or SAR may be re-priced or substituted or exchanged for cash or as consideration for the grant of a new award with a lower exercise price without stockholder approval, except as may be permitted in connection with an event described below under the heading “Adjustments” or in the event of a change in control. (However, options and SARs may be settled by a cash payment that does not exceed the difference between the fair market value of the shares subject to the option or SAR and the strike price.)
•
No liberal change of control definition. The Plan does not have a “liberal” change-in-control definition. A change in control is deemed to occur only upon completion, rather than stockholder approval, of a transaction.
•
No evergreen provision. The number of shares available for grant under the Plan is capped, and there is no formula providing for any automatic increase in the number of shares available.
•
No discounted stock options or SARs. The Plan prohibits the granting of stock options or SARs at strike prices that are less than the fair market value of our common stock on the date of grant.

Historical Grant and Governance Practice Highlights

Our historical grant and governance practices are set forth below.

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Three-year vesting and performance periods. Historically, annual equity grants to executive officers, including our CEO, have generally been subject to a minimum three-year vesting

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period. RSUs are subject to a minimum three-year cliff vesting period and PSU awards are subject to a cumulative three-year performance period.
•
High proportion of CEO’s compensation subject to performance conditions. In 2025, 67 percent of our CEO’s target equity-based compensation was subject to achievement of financial performance measures. In 2025, 85.2 percent of our CEO’s total target compensation was variable and at risk as it was subject to the achievement of financial performance measures and share price appreciation.
•
No hedging or pledging. Our insider trading policy, which applies to shares acquired through grants made under the Plan, prohibits our directors and employees from engaging in hedging transactions or pledging their shares. Further information on this policy is provided under the heading “Compensation Discussion and Analysis—Discussion and Analysis—Prohibitions on Hedging, Pledging and Similar Transactions.”
•
Post vesting/exercise holding requirements. Our executive officers are required to hold a specified number of shares or dollar value of equity granted to them under the Plan. Prior to attaining the required threshold level, they may liquidate no more than 50 percent of the net shares remaining after the exercise of a stock award or the vesting of shares granted under the Plan; after attaining the required threshold, they may sell shares, subject to our insider trading policy, so long as they maintain the required threshold number of shares or dollar value. Further information on this policy, is provided under the heading “Compensation Discussion and Analysis—Discussion and Analysis—Executive Stock Ownership Guidelines.”

Burn Rate History :

	2023	2024	2025	Three-Year Average
Stock Options Granted	0	0	0	0
RSUs Granted	1,969,191	1,501,759	1,561,115	1,677,355
PSUs Distributed (1)	336,077	685,998	103,609	375,228
Total Shares Granted or Distributed	2,305,268	2,187,757	1,664,724	2,052,583
Burn Rate (2)	2.42%	2.29%	1.77%	2.16%
Weighted Average Shares Outstanding (Basic)	95,300,000	95,600,000	92,100,000	94,333,333
(1)
PSUs distributed in 2023 relate to performance achievement and shares settled of the 2021 PSU (108.1% of target). PSUs distributed in 2024 relate to performance achievement and shares settled of the 2021 – 2023 PSU (76.1% of target). PSUs distributed in 2025 relate to the performance achievement and shares settled 2022 – 2024 PSU (11.2% of target).
(2)
Burn Rate reflects the Total Shares Granted or Distributed divided by Basic Weighted Average Shares Outstanding in the applicable year.

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Information on Equity Compensation Plans as of March 23, 2026

The following table provides information regarding outstanding equity-based awards and shares available under the Plan as of March 23, 2026:

Total number of stock options outstanding(1)	4,026,866
Weighted-average exercise price of stock options outstanding	$ 8.34
Weighted-average remaining duration of stock options outstanding	4.89
Total number of full value awards outstanding (includes RSUs and PSUs)(2)	10,380,257
Shares remaining available for grant under the Plan(3)	510,325
Total shares of common stock outstanding	92,257,794

(1)
No stock appreciation rights were outstanding as of March 23, 2026.
(2)
The number of shares of outstanding PSUs assumes performance at the target performance level.
(3)
PSUs are represented at target payout.

Description of the Plan

The following description of the Plan summarizes the material terms of the Plan, including as amended by the proposed amendment to the Plan; however, it does not purport to be complete and is qualified in its entirety by reference to the Plan which was previously filed as Annex A to the definitive proxy statement on Schedule 14A filed with the SEC on April 1, 2022 and to the form of the proposed amendment to the Plan, which is attached as Appendix A to this proxy statement.

Term and Effective Date

The Plan became effective on May 17, 2022, the date our stockholders approved the Plan. No awards may be made or granted after the tenth anniversary of the Plan’s effective date.

Administration

The Plan is administered by the Compensation and Human Capital Committee, which is composed entirely of directors who are “non-employee directors” under the rules adopted under Section 16 of the Exchange Act, and are independent under the rules of the NYSE. The Compensation and Human Capital Committee has the power and authority to construe and interpret the Plan, select the individuals who will receive awards from among eligible participants, and determine the form, amount and terms of those awards, except that the amount, form, and timing of the grant of awards to non-employee directors shall be determined by the full Board of Directors unless the Board otherwise delegates any or all of these functions to a committee or committees of the Board. The Compensation and Human Capital Committee has the power to delegate to one or more officers of the Company the right to designate employees (other than the employee himself or herself or executive officers of ACCO Brands) to receive awards, subject to certain restrictions and provided that the total number of shares or cash payable under such awards are determined by the Compensation and Human Capital Committee.

Eligibility

Employees of the Company or its subsidiaries, including executive officers, selected by the Compensation and Human Capital Committee as well as non-employee directors of the Company are eligible to receive awards under the Plan. The Compensation and Human Capital Committee anticipates

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that individuals who are vice president level or above will receive annual grants of awards under the Plan. The approximate number of employees in that group is less than 50. In addition, the Compensation and Human Capital Committee anticipates that discretionary grants will be made on an annual basis to certain high potential employees who are director level and above. The approximate number of employees eligible to receive a discretionary cash grant is 200, and annually between 0 and 50 discretionary grants are made. The Board anticipates that all non-employee directors will be eligible to participate in the Plan as of May 19, 2026.

Plan and Award Limitations and Restrictions

Reserved shares. The total number of shares of common stock available for awards under the Plan currently may not exceed (i) 510,325 shares, plus (ii) the number of shares subject to outstanding awards under the Plan and Prior Plans as of May 17, 2022, that later terminate, expire, or are forfeited for any reason other than by exercise or settlement of the award (including shares withheld to satisfy exercise price or tax-withholding obligations). Such returning shares will be added back to the share reserve using the same share-counting ratios in effect at the time the original award was granted - namely: (A) one share for each share subject to a stock option or stock appreciation right, and (B) 2.00 shares for each share subject to a full-value award under the 2019 Plan (2.06 shares for each share subject to a full value award under the 2015 Plan). These historical share-counting ratios apply only to awards granted prior to the approval of this amendment.

If the amendment is approved, the total number of shares of common stock available for awards under the Plan will be increased to 4,610,325. Going forward, all awards granted on or after the effective date of the amendment will be counted on the basis of (A) one share for each share subject to a stock option or stock appreciation right, and (B) one share for each share subject to a full-value award. In addition, shares subject to outstanding awards under the Plan and Prior plans that terminate, expire or are forfeited after the effective date of the amendment will continue to be added back to the share reserve at the rate at which they were deducted from the share reserve, as described above. As of March 23, 2026, the number of shares subject to existing awards under the Plan and Prior Plans that could again become available for awards under the Plan is 14,407,123.

Non-employee director compensation. The value (determined under applicable accounting standards for financial reporting purposes) of a non-employee director’s total compensation from the Company in a calendar year, including awards from the Plan, may not exceed $500,000.

One-year minimum vesting. The period required for vesting of an equity-based award under the Plan may not be less than one year, other than as the Compensation and Human Capital Committee may otherwise specify in the case of the death or disability, or where awards have been assumed by the Company in connection with a merger or other business combination, or as otherwise may apply in the event of a change in control under the Plan. In addition, awards covering up to five percent of the shares available under the Plan may have a vesting period of less than one year. Awards granted to non-employee directors on the date of an annual stockholder meeting that vest at the next annual stockholder meeting will be deemed to have a vesting period of one year even if the period of time between stockholder meetings is less than one year.

No repricing or cash buy-out without stockholder approval. No stock option or SAR may be re-priced or substituted or exchanged for cash or as consideration for the grant of a new award with a lower exercise price without stockholder approval, except as may be permitted in connection with an event described below under the heading “Adjustments” or in the event of a change in control. (However, options and SARs may be settled by a cash payment that does not exceed the difference between the fair market value of the shares subject to the option or SAR and the strike price.)

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Clawback and cancellation. All awards made under the Plan (including awards that are subject to time-based or performance-based conditions), and shares of common stock issued thereunder, are subject to applicable ACCO Brands’ clawback or recoupment policies as in effect from time-to-time and any similar policies required by law or regulation. Unless otherwise provided in an award agreement, a participant’s award or payments thereunder will be subject to cancellation or recoupment in instances where the participant is terminated for cause or has violated certain policies or codes of conduct, has breached a restrictive covenant applicable to the participant or has engaged in misconduct or conduct that is detrimental to the business or reputation of the Company. The Company’s current clawback policy provides that an executive officer must forfeit or reimburse the Company for cash or equity incentive compensation paid or payable to the executive officer if either the payment was based on the achievement of financial results that were subsequently restated (regardless of whether the officer was responsible for the restatement) and a lower amount would have been paid to the executive officer based on the restated results. Further, the Company's current clawback policy provides that an executive may be required to forfeit or reimburse the Company for cash or equity incentive compensation paid or payable to the executive officer if the Board determines the officer engaged in willful or intentional misconduct. Further information regarding the clawback policy is provided under the heading “Compensation Discussion and Analysis—Discussion and Analysis—Recoupment or Forfeiture of Incentive Payments Policy.”

Share Recycling Provisions and Limitations

The Plan contains the following provisions and limitations with respect to shares that may again become available for awards:

•
Any shares of common stock covered by an award that are not issued or are canceled because the award expires or is forfeited or terminated (for example, for a failure to vest or to achieve applicable performance conditions) will be again available for award and will not be considered as having been made subject to an award.
•
Any shares surrendered or withheld as payment for all or a portion of the exercise price of a stock option, or surrendered or withheld in satisfaction of withholding taxes with respect to an award, will not be again available for award.
•
The exercise or settlement of an SAR will reduce the shares available under the Plan by the total number of shares to which the exercise or settlement relates, and not just the net amount of shares actually issued upon exercise or settlement.
•
Any shares that are reacquired by the Company with the amount received upon the exercise of stock options will not be added to the pool of shares available for awards under the Plan.
•
Awards partially or wholly settled in cash will only reduce the number of shares available for issuance under the Plan to the extent shares are issued.
•
Shares of common stock issued in connection with awards that are assumed, converted or substituted pursuant to a merger or other business combination will not reduce the number of shares available for issuance under the Plan.

The number of shares reserved for issuance under the Plan and the limitations described above may be adjusted by the events described below under the headings “Adjustments” and “Change in Control”.

Award Forms

Under the Plan, the Compensation and Human Capital Committee may grant various types of awards, including the following:

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Stock options. Stock option awards may be either incentive stock options (“ISOs”) or NQSOs. Stock options are exercisable in whole or in part following the completion of a required employment period (or service period for a non-employee director) and the satisfaction of any performance objectives as specified in the discretion of the Compensation and Human Capital Committee. Stock options expire no later than the tenth anniversary of the date of grant, and the exercise price of stock options may not be less than the fair market value of a share of our common stock on the date of grant. As of March 23, 2026, the fair market value of a share of our common stock, based on the average of the high and low sales price as reported on the NYSE on that date, was $2.94 per share.

Stock appreciation rights. SARs may be granted independently of any stock option or in tandem with all or any part of a stock option. SARs are exercisable in whole or in part following the completion of a required employment period (or service period for a non-employee director) and the satisfaction of any performance objectives as specified in the discretion of the Compensation and Human Capital Committee. Generally, upon exercise, an SAR entitles a participant to receive (in cash, shares of common stock or a combination thereof) the excess of the fair market value of a share of common stock on the date the SAR was exercised over its exercise price. SARs will expire no later than the tenth anniversary of the date of grant, and the exercise price of an SAR may not be less than the fair market value of a share of our common stock on the date of grant.

Restricted stock and performance shares. Shares of common stock that are subject to restrictions on transfer or other incidents of ownership as established by the Compensation and Human Capital Committee, including, in the case of performance shares, the satisfaction of performance criteria, may be awarded under the Plan. For restricted stock, a “restriction period” will apply during which time the shares are subject to forfeiture by the participant if, for example, the participant’s employment or service terminates. During a restriction period, the holder of restricted stock will be entitled to exercise full voting rights.

Restricted and performance stock units. RSUs and PSUs are fixed or variable share denominated units subject to such terms and conditions, including vesting, time of payment and, in the case of PSUs, the satisfaction of performance criteria, as the Compensation and Human Capital Committee may determine. RSUs and PSUs are valued in whole or in part by reference to, or otherwise based on, the fair market value of the Company's common stock, and may be paid in shares of common stock, cash or a combination of both.

Dividends and dividend equivalents. Rights to dividends and dividend equivalents may be made a part of certain awards, subject to such terms, conditions and restrictions as the Compensation and Human Capital Committee may establish. Any crediting of dividends or dividend equivalents shall be subject to the same restrictions and conditions as the underlying award. Dividends or dividend equivalents credited with respect to awards subject to the achievement of performance goals will only be paid to the extent the award vests and the performance goals are achieved, and dividends or dividend equivalents with respect to any award subject to a time-based vesting schedule will only be paid to the extent the award vests.

Cash-based awards. Awards denominated in cash may be granted under the Plan, or under other multi-year bonus plans or incentive plans established under the Plan, that may be earned and payable based on the satisfaction of time or performance-based criteria designated by the Compensation and Human Capital Committee.

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Other incentive awards. The Compensation and Human Capital Committee may grant other types of awards under the Plan whose value, in whole or in part, is based on the Company’s common stock or other factors.

Performance Criteria

Performance awards, such as performance shares and PSUs, represent the right to receive shares of common stock, cash or a combination thereof, contingent on the achievement of performance or other objectives during a specified period as the Compensation and Human Capital Committee may determine. Awards intended to be “performance-based compensation” will be conditioned on the achievement of criteria, measures or goals established by the Compensation and Human Capital Committee. The Compensation and Human Capital Committee has the sole discretion to adjust the determinations of the value and degree of attainment of the performance goals including the discretion to reduce the amount of an award that would otherwise vest or be paid based on the achievement of the performance goals. The Compensation and Human Capital Committee also retains the sole discretion to adjust such performance goals to reflect changes in circumstances that occur after the goals are established, or to reduce or increase the amount of the payment and/or vesting of an award relative to the performance goals.

Participant Termination Provisions

Each participant’s award agreement will specify the treatment of the award in the event of the participant’s termination of employment (or service as a non-employee director), as determined by the Compensation and Human Capital Committee at the time of grant. Generally, awards will be forfeited and will not be paid if the awards or portions thereof remain unvested or subject to restriction or forfeiture as of the date a participant’s employment or service as a non-employee director with the Company ceases. Except as otherwise determined by the Compensation and Human Capital Committee in the award agreement, if a participant’s employment or service as a non-employee director with the Company ends due to death, disability, retirement or due to a divestiture (as defined in the Plan) that is not a change in control (as defined in the Plan), then any awards then held by a participant will vest as follows:

Death or Disability

•
All options and SARs held by the participant will immediately become vested and exercisable, and will continue to be exercisable for the lesser of five years or the remaining term of the options and SARs, unless death occurs in the final year of the term, in which case the exercise of NQSOs or SARs can occur for up to one additional year from the date of death; and
•
All restricted stock or RSUs held by the participant will become unrestricted or nonforfeitable and payable; and
•
A prorated portion of all performance shares and PSUs held by the participant will become unrestricted or nonforfeitable and payable, as applicable, with respect to the number of performance shares or PSUs that could have become earned and vested based on the deemed attainment of performance at the target level, with such number of performance shares or PSUs prorated based on the portion of the performance period that elapsed through the date of the participant’s termination.

Retirement

•
All options and SARs held by the participant will continue to vest and be exercisable in accordance with their original vesting terms (as if the termination of employment or service had

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not occurred) and shall remain exercisable until the expiration of the term of the option or SAR; and
•
All restricted stock or RSUs held by the participant will continue to vest in accordance with their original vesting terms (as if the termination of employment or service had not occurred); and
•
A prorated portion of all performance shares and PSUs held by the participant will become unrestricted or nonforfeitable and payable, as applicable, with respect to the number of performance shares or PSUs that would have become earned and vested based on the actual attainment of performance objectives set forth in the award over the applicable performance period, with such number of performance shares or PSUs prorated based on the portion of the performance period that elapsed through the date of the participant’s termination.

Divestiture

•
Upon termination due to a divestiture occurring after the first anniversary of the date of grant, all options and SARs held by a participant will become immediately vested and exercisable with respect to a prorated portion of the number of shares subject to the options or SARs, and will remain exercisable until the expiration of the term of the option or SAR, with such proration based on the portion of the restriction period that elapsed through the date of the participant’s termination; and
•
Upon termination due to a divestiture occurring after the first anniversary of the date of grant, all restricted stock and RSUs held by a participant will become unrestricted or nonforfeitable and payable with respect to a prorated portion of the number of shares subject to the restricted stock awards and RSUs with such proration based on the portion of the restriction period that elapsed through the date of the participant’s termination; and
•
Upon termination due to a divestiture occurring after the first anniversary of the date of grant, a prorated portion of all performance shares and PSUs held by the participant will become unrestricted or nonforfeitable and payable, as applicable, with respect to the number of performance shares or PSUs that could have become earned or vested based on the deemed attainment of performance at the target level, with such number of performance shares or PSUs prorated based on the portion of the performance period that elapsed through the date of the participant’s termination.

Generally, a “divestiture” is a transaction (that is not a change in control) by which the subsidiary of the Company that is the participant’s principal employer or service recipient ceases to be a subsidiary of the Company.

Involuntary Termination Without Cause

For an employee who incurs an involuntary termination of employment without cause during the six-month period preceding the specified vesting date (but after the first anniversary of the grant date), a prorated portion of any restricted stock and RSUs held by the employee will become unrestricted or nonforfeitable and payable, respectively, based on the period of restriction elapsed through the date of the participant’s termination.

For an employee who incurs an involuntary termination of employment without cause during the last six months of a performance period (but after the first anniversary of the grant date), a portion of any performance shares and PSUs held by the employee will become unrestricted or nonforfeitable and payable, as applicable, with respect to the number of performance shares or PSUs that would have become earned and vested based on the actual attainment of performance objectives set forth in the award over the applicable performance period, with such number of performance shares or PSUs

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prorated based on the portion of the performance period elapsed through the date of the participant’s termination.

The Plan provides that the Compensation and Human Capital Committee is not authorized to waive or accelerate vesting of any award except in cases of termination by reason of death or disability.

Adjustments

In the event of a corporate transaction involving the Company, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation or spin-off, the Compensation and Human Capital Committee may adjust outstanding awards as it deems appropriate in order to prevent dilution or enlargement of participants’ rights under the Plan.

Change in Control

Replacement awards-no immediate vesting. Awards will not vest upon a change in control of the Company (as defined in Section 2(j) of the Plan) if a “Replacement Award” as defined under Section 17.1(a)(ii) of the Plan (which may include the original award) is issued in substitution for the award. Where Replacement Awards are issued, vesting will be accelerated where a participant incurs an involuntary termination other than due to cause or disability, or resigns for good reason (as defined in the Plan) during the 24 months following the change in control.

Vesting if no replacement award. To the extent a Replacement Award is not provided to a participant, or if a participant incurs an involuntary termination other than due to cause or disability within 180 days prior to a change in control, upon a change in control, all outstanding options and SARs will become immediately exercisable; all restricted stock will become unrestricted or nonforfeitable; all RSUs will become fully vested and paid out in cash or common stock; and all performance-based awards will become payable in full, with the performance objectives applicable to such award deemed satisfied at the target level of performance for the entire performance period (or a greater amount if determined by the Compensation and Human Capital Committee to have been earned based on performance through the date of the change in control).

Individual award agreements may provide for different treatment on a change in control.

Amendment and Termination

Our Board of Directors may, at any time and from time to time, alter, amend, modify, suspend or terminate the Plan, subject to the receipt of stockholder approval for certain types of amendments. No amendment, suspension, modification or termination of the Plan may materially adversely affect any award previously granted under the Plan without the written consent of the participant holding such award.

U.S. Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of awards that may be granted under the Plan. The summary is based on current U.S. federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

Non-qualified stock options and SARs. A participant who receives an NQSO or SAR does not recognize taxable income upon the grant of the NQSO or SAR, and the Company is not entitled to a tax deduction on the date of grant. The participant will recognize ordinary income upon the exercise of the NQSO or SAR in an amount equal to the excess of the fair market value of the NQSO or SAR shares on the

88 ACCO BRANDS | 2026 PROXY STATEMENT

exercise date over the NQSO or SAR exercise price stated in the award. Such income will be treated as compensation to the participant subject to applicable tax withholding requirements. The Company generally is entitled to a tax deduction in an amount equal to the amount that is taxable to the participant as ordinary income in the year that the income is taxable to the participant, subject to the discussion below. Any appreciation in value of the shares after the time of exercise will be taxable to the participant as capital gain upon sale of the shares and will not result in a deduction by the Company.

Incentive stock options. An employee who receives an ISO does not recognize taxable income upon the grant or exercise of the ISO, unless the ISO is exercised more than three months after termination of employment (one year in cases of death or disability) and the Company is not entitled to a tax deduction on the date of exercise. The difference between the ISO exercise price and the fair market value of the ISO shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the employee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

An employee will recognize gain or loss upon the disposition of shares acquired from the exercise of an ISO. The nature of the gain or loss depends on how long the ISO and the ISO shares were held. If the ISO shares are not disposed of pursuant to a disqualifying disposition, the employee will recognize long-term capital gain or capital loss depending on the selling price of the shares. A “disqualifying disposition” is a disposition that occurs within two years from the date the ISO was granted or, if later, one year from the date of ISO exercise. If ISO shares are sold or disposed of as part of a disqualifying disposition, the employee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the ISO shares on the date of exercise and the ISO exercise price. Any additional gain will be taxable to the employee as a long-term or short-term capital gain, depending on how long the shares were held after exercise of the ISO. The Company generally is entitled to a deduction in computing its federal income taxes for the year of a disqualifying disposition in an amount equal to any amount taxable to the employee as ordinary income, subject to the discussion below.

Restricted stock, performance shares, RSUs and PSUs. A participant who receives shares of restricted stock or performance shares will generally be taxed on the value of the shares at the time they either are no longer subject to a substantial risk of forfeiture, or are transferable. A participant may instead elect under Section 83(b) of the Code to be taxed on the value of the shares at the time the award is issued, but in such case will not be entitled to an offsetting deduction if the shares are subsequently forfeited. A participant who receives an RSU or PSU will be subject to income tax on the value of the shares issued in settlement of the RSU or PSU at the time the shares are issued (or the amount of cash issued in lieu of shares). When a participant sells or otherwise disposes of shares received, the difference between the proceeds received for the shares and the amount of income realized as described above will generally constitute a capital gain or loss. The Company will generally be entitled to a deduction for the amount of ordinary income realized by a participant as described above (including any income realized upon making a Section 83(b) election), subject to the discussion below.

Cash-based awards. Awards settled by a cash payment will be taxable to the participant as ordinary income, and deductible by the Company at the time of payment, subject to the discussion below.

Pursuant to Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act of 2017 (the “Act”), the Company will not be entitled to deduct compensation paid to any “covered employee” — generally any person who either is, or at any time has been, a named executive officer — to the extent the total compensation paid to the covered employee in any year exceeds $1,000,000.

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Plan Benefits

Because grants under the Plan will be discretionary, the Company cannot now determine the number of shares that will be granted to any particular executive officer, to all executive officers as a group or to non-executive officer employees or directors as a group. The number of such shares will be determined by the Compensation and Human Capital Committee or the Board from time to time in accordance with the terms of the Plan. Please refer to the “Grants of Plan-Based Awards” table for awards made during the most recent fiscal year under the Plan to our named executive officers and the table under “Director Compensation” for awards made to our non-employee directors.

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Equity Compensation Plan Information

The following table gives information, as of December 31, 2025, about our common stock that may be issued upon the exercise of options and other equity awards under all compensation plans under which equity securities are reserved for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	5,028,188	$8.48	3,266,570 (1)
Equity compensation plans not approved by security holders	—	—	—
Total	5,028,188	$8.48	3,266,570 (1)

(1)
These are shares available for grant as of December 31, 2025 under the Plan pursuant to which the Compensation and Human Capital Committee of the Board of Directors or the Board of Directors may make various stock-based awards, including grants of stock options, stock-settled appreciation rights, restricted stock, restricted stock units and performance stock units. In addition to these shares, shares covered by outstanding awards under the Plan or any Prior Plan that were forfeited or otherwise terminated may become available for grant under the Plan and, to the extent such shares have become available as of December 31, 2025, they are included in the table as available for grant.

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Additional Information

Questions and Answers about this Proxy Statement	93
Certain Information Regarding Security Holders	98
Submission of Stockholder Proposals and Nominations	99
Cautionary Statement Regarding Forward-Looking Statements	101
Appendix A: Third Amendment to 2022 ACCO Brands Corporation Incentive Plan	102
Appendix B: Supplemental Non-GAAP Financial Measures	104

Additional Information

Questions and Answers about this Proxy Statement

Why is ACCO Brands distributing this Proxy Statement?

Our Board of Directors is soliciting proxies for use at the Annual Meeting to be held on Tuesday, May 19, 2026, beginning at 9:30 a.m. Central Time, via a live audio webcast. In order to solicit your proxy, we must furnish you with this Proxy Statement, which contains information about the matters to be voted upon at the Annual Meeting.

What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is for stockholders to act upon the following matters outlined in the Notice and described in this Proxy Statement: (1) the election of nine directors, (2) the ratification of KPMG LLP as our independent registered public accounting firm for 2026, (3) a non-binding advisory vote on the compensation of our named executive officers, (4) approval of an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares reserved for issuance and eliminate fungible share counting provisions with respect to new awards; and (5) such other business as may properly come before the meeting or any adjournment or postponement thereof. In addition, management will be available to respond to questions from stockholders.

Why did I receive a Notice in the mail regarding the availability of proxy materials on the Internet instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials via the Internet. The Notice we sent to our stockholders provides instructions on how to access and review this Proxy Statement and our Annual Report online, as well as how to vote online prior to the meeting. Providing proxy materials electronically significantly reduces the printing and mailing costs associated with the distribution of printed copies of our proxy materials to our stockholders and is more environmentally friendly.

If you receive a Notice, you will not receive a printed copy of the proxy materials by mail unless you request one. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request printed copies may be found in the Notice. In addition, stockholders may request proxy materials in printed form by mail on an ongoing basis.

Who is entitled to vote?

Only stockholders who own ACCO Brands common stock of record at the close of business on March 23, 2026 are entitled to vote. Each holder of common stock is entitled to one vote per share. There were 92,257,794 shares of common stock outstanding on March 23, 2026.

What is the difference between being a record holder and holding shares in street name?

A record holder holds shares in his or her own name. Shares held in “street name” are shares that are held in the name of a bank, broker or other nominee on a person’s behalf. If the shares you own are held in “street name,” the bank, broker or other nominee will vote your shares according to your instructions. Under the rules of the New York Stock Exchange (“NYSE”), if you do not give instructions

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to your bank, broker or other nominee, it will still be able to vote your shares on any “discretionary” items but will not be allowed to vote your shares with respect to any “non-discretionary” items.

Only the ratification of KPMG LLP as our independent registered public accounting firm (Proxy Item 2) is considered to be a discretionary item under the NYSE rules, and your bank, broker or other nominee will be able to vote on that item even if it does not receive voting instructions from you, so long as it holds your shares in its name. The election of directors (Proxy Item 1), the advisory vote on the compensation of our named executive officers (Proxy Item 3) and approval of the amendment to the 2022 ACCO Brands Corporation Incentive Plan (Proxy Item 4) are non-discretionary items. Therefore, if you hold your shares in “street name,” your bank, broker or other nominee cannot vote your shares with respect to these items unless it receives your voting instructions. Non-discretionary proxy items as to which no voting instructions are received are counted as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank, broker or other nominee that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

How do I vote?

Stockholders of record can vote by telephone or through the Internet by following the instructions printed on the accompanying proxy card or in the Notice, or by filling out and returning the accompanying proxy card. Stockholders may also vote at the meeting by following the procedures for voting during the virtual meeting. Instructions on how to vote during the virtual meeting will be available online during the registration process at https://web.viewproxy.com/ACCO/2026 in the document entitled FAQ.

Stockholders who hold shares in “street name” can vote by following the voting instructions in the materials received from their bank, broker or other nominee. The availability of telephone and Internet voting for stockholders who hold shares in “street name” will depend on the voting processes of your bank, broker or other nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive from your bank, broker or other nominee.

How will my proxy be voted?

Your proxy, when properly signed and returned, or processed by telephone or through the Internet, and not revoked, will be voted in accordance with your instructions. We are not aware of any other matter that may be properly presented at the Annual Meeting other than the election of directors, the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026, the advisory vote on the compensation of our named executive officers, and approval of the amendment to the 2022 ACCO Brands Corporation Incentive Plan. If any other matter is properly presented at the meeting, the persons named in the enclosed form of proxy will have the authority to vote on such matters at their discretion.

What constitutes a quorum?

The holders of a majority in voting power of the issued and outstanding common stock of the Company present either in person, or by remote communication, if applicable, or represented by proxy at the Annual Meeting will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting. If less than a majority in voting power of the outstanding shares of common stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place.

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What if I submit my proxy or voting instruction but don’t specify how to vote my shares?

If you hold shares in your name and sign and return your proxy or cast your proxy by telephone or through the Internet, but do not specify how you want your shares to be voted, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. In summary, the Board of Directors recommends a vote:

(1)
FOR the election of each director nominee (Proxy Item 1);
(2)
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2026 (Proxy Item 2);
(3)
FOR the advisory vote on the compensation of our named executive officers (Proxy Item 3); and
(4)
FOR approval of an amendment to the 2022 ACCO Brands Corporation Incentive Plan to increase the number of shares reserved for issuance and eliminate fungible share counting provisions with respect to new awards (Proxy Item 4).

If you hold shares in “street name,” your bank, broker or other nominee cannot vote your shares on non-discretionary items to be brought for a vote at the Annual Meeting. As a result, if you do not provide instructions on how you want your shares to be voted, your bank, broker or other nominee will not have the authority to vote on any proxy item except Proxy Item 2 (ratification of independent registered public accounting firm).

How do I attend the Annual Meeting?

Any stockholder of record as of the record date (March 23, 2026) and those who hold a valid proxy from a stockholder of record can attend the Annual Meeting online by first registering at https://web.viewproxy.com/ACCO/2026.You must register at least one hour prior to the start time of the Annual Meeting. After you register and before the Annual Meeting, you will receive a meeting invitation by e-mail with your unique join link. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link you received in your meeting invitation e-mail.

The live audio webcast will start at 9:30 a.m. CT. You will need the unique join link you received after completing the registration process noted above in order to access the meeting. Instructions on how to attend and participate during the Annual Meeting will be posted in the document entitled FAQ at https://web.viewproxy.com/ACCO/2026. We encourage you to access the meeting at least 15 minutes prior to the start time to allow ample time to complete the online check-in process.

Why is the Annual Meeting being held virtually?

By conducting our Annual Meeting virtually, we can provide our broad stockholder base with much greater access to attend the meeting while still providing the same rights and opportunities for stockholders to participate, including the ability to ask questions, as they would at an in-person annual meeting.

Will I have an opportunity to submit a question at the Annual Meeting?

If you are a stockholder as of the record date who attends the Annual Meeting, you will be able to ask questions by submitting them online during the registration process and during the Annual Meeting. In order to do this, you must access the Annual Meeting using your unique join link which you will receive once your properly register online at the following link https://web.viewproxy.com/ACCO/2026. Further

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guidance on how to submit questions for the Annual Meeting, and our procedures for responding to those questions, will be available at https://web.viewproxy.com/ACCO/2026.

What if I have technical difficulties accessing the virtual meeting?

If you encounter any technical difficulties during registration or check-in, or during the meeting, please contact technical support via e-mail at VirtualMeeting@viewproxy.com or call 866-612-8937.

Can I attend the Annual Meeting if I vote by proxy?

Yes. Attending the meeting via the live audio webcast does not revoke your proxy unless you cast a vote at the meeting. Please note that attendance at the Annual Meeting is limited to stockholders of record as of the close of business on March 23, 2026, the record date, and to those who hold a valid proxy from a stockholder of record.

How can I revoke my proxy?

You may revoke your proxy at any time before it is actually voted by giving written notice to our Corporate Secretary at the address listed under “Corporate Governance—Stockholder Communication,” or by delivering a later-dated proxy by mail or voting by telephone or Internet at a later date, which automatically revokes your earlier proxy if one of those methods was used for your initial proxy submission. If you attend the Annual Meeting via the live audio webcast, you may vote at the meeting which will override any previously submitted proxy.

Will my vote be public?

No. As a matter of policy, stockholder proxies, ballots and tabulations that identify individual stockholders are kept secret and are only available to the independent Inspector of Election and certain employees who have an obligation to keep your votes secret.

How many votes are needed to elect directors and how will votes be counted?

Each nominee for director will be elected to the Board of Directors (Proxy Item 1) if the votes cast for such nominee's election exceeds the votes cast against such nominee’s election (with abstentions and broker non-votes not counted as a vote cast for or against that nominee’s election). Please note that if you hold your shares in “street name,” your bank, broker or other nominee will not be permitted to vote your shares on Proxy Item 1 (election of directors) absent specific instructions from you. Therefore, it is important that you follow the voting instructions on the form that you receive from your bank, broker or other nominee.

You may vote for or against each of the nominees for the Board of Directors, or you may abstain. If you abstain, your shares will be counted for purposes of establishing a quorum for the meeting but will have no effect on the election of the nominees. In accordance with the Company’s Corporate Governance Principles, each director nominee has submitted a contingent, irrevocable resignation that the Board of Directors may accept in the event that the votes cast for the director nominee's election do not exceed the votes cast against the director nominee's election (with abstentions and broker non-votes not counted as a vote cast either for or against the director nominee's election). In that situation, the Nominating, Governance and Sustainability Committee (or a special committee consisting solely of independent directors not subject to a failed vote) would make a recommendation to the Board of Directors about whether to accept or reject the resignation, or whether to take other action. For additional information, see “Board of Directors—Election of Directors.”

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How many votes are needed to approve the other matters to be voted upon at the Annual Meeting and how will votes be counted?

With respect to each of Proxy Items 2, 3 and 4, the affirmative vote of the holders of a majority in voting power of the votes cast on the matter is necessary for the approval of such matter. Proxies marked as abstentions on Proxy Items 2, 3 and 4, and broker non-votes will have no effect on the vote for the proposal.

With respect to any other matter to be voted upon that may properly come before the meeting, you may vote for, against or abstain, with abstentions having no effect on the vote for the proposal.

Please note that if you hold your shares in “street name,” your bank, broker or other nominee will not be permitted to vote your shares on the advisory vote on the compensation of our named executive officers (Proxy Item 3), approval of the amendment to the 2022 ACCO Brands Corporation Incentive Plan (Proxy Item 4) or any other matter that may properly come before the meeting absent specific instructions from you. Therefore, it is important that you follow the voting instructions on the form that you receive from your bank, broker or other nominee.

What if I participate in the ACCO Brands Corporation 401(k) Plan?

We also are making this Proxy Statement available to and seeking voting instructions from participants in the ACCO Brands Corporation 401(k) Plan who hold shares of our common stock under such plan. The trustees of the plan, as record holders of ACCO Brands common stock held in the plan, will vote whole shares attributable to you in accordance with your directions given on your voting instruction card, by telephone or through the Internet. If you hold shares of our common stock under the plan, please complete, sign and return your voting instruction card or provide voting instructions by telephone or through the Internet, as described on the voting instruction card, prior to May 13, 2026. The voting instruction card will serve as instructions to the plan trustees to vote the shares attributable to your interest in the manner you indicate on the card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Our Proxy Statement and 2025 Annual Report on Form 10-K are available at: https://web.viewproxy.com/ACCO/2026.

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Certain Information Regarding Security Holders

The following table sets forth the beneficial ownership of the Company’s common stock as of March 2, 2026 by the following individuals or entities:

•
each person known to us that owns more than 5% of the outstanding shares of the Company’s common stock;
•
each of our director nominees and named executive officers; and
•
all directors, director nominees named executive officers and all other executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares of common stock shown as beneficially owned, subject to applicable community property laws. As previously discussed, we have stock ownership guidelines, and all of our directors have met or are on track to meet these guidelines. As of March 2, 2026, 90,170,277 shares of common stock were outstanding. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to RSUs or stock options held by that person that have vested or that will vest or become exercisable on or before May 1, 2026 (within 60 days after March 2, 2026) are deemed outstanding.

Beneficial Ownership
Name	Number of Shares	Number of Shares Subject to Options (1)	Number of Shares Subject to RSUs (2)	Total	Percent
BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	7,543,342	0	0	7,543,342	8.4%
Allspring Global Investment Holdings, LLC(4) 1415 Vantage Park Drive Charlotte, NC 28203	7,288,508	0	0	7,288,508	8.1%
The Vanguard Group(5) 100 Vanguard Boulevard Malvern, PA 19355	6,263,499	0	0	6,263,499	6.9%
The Capital Management Corporation(6) 4101 Cox Road, Suite 110 Glen Allen, VA 23060	5,528,221	0	0	5,528,221	6.1%
Joseph B. Burton	0	0	107,951	107,951	*
Kathleen S. Dvorak	18,478	0	269,185	287,663	*
Pradeep Jotwani	0	0	241,482	241,482	*
Robert J. Keller	256,947	0	216,838	473,785	*
Ronald M. Lombardi	134,951	0	149,465	284,416	*
Graciela Monteagudo	0	0	196,744	196,744	*
E. Mark Rajkowski(7)	58,169	0	250,620	308,789	*
Elizabeth A. Simermeyer	0	0	74,948	74,948	*
Thomas W. Tedford	489,327	327,595	116,404	933,326	1.0%
Cezary L. Monko(8)	276,532	248,093	0	524,625	*
Gregory J. McCormack	163,160	91,411	31,788	286,359	*
Angela Y. Jones	18,579	85,919	38,055	142,553	*
Deborah A. O'Connor	33,628	110,074	94,019	237,721	*
Pamela R. Schneider(9)	269,983	232,754	0	0	*
Patrick H. Buchenroth(10)	219,020	214,790	0	0	*
All directors, named executive officers and all other executive officers of the Company as a group (20 persons)(11)	2,060,342	1,486,195	1,863,389	4,806,737	5.3%

* Less than 1%

(1)
Indicates the number of shares of common stock issuable upon the exercise of options exercisable on or before May 1, 2026 (within 60 days after March 2, 2026).
(2)
Indicates the number of shares subject to vested RSUs or RSUs that may vest on or before May 1, 2026 (within 60 days after March 2, 2026). For members of our Board of Directors, these units represent the right to receive one share of common stock upon cessation of service as a director.

98 ACCO BRANDS | 2026 PROXY STATEMENT

(3)
Based solely on a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc., on its own behalf and on behalf of certain affiliates. Of these shares, BlackRock, Inc. has sole voting power over 7,368,102 of the shares and sole dispositive power over all of the shares.
(4)
Based solely on a Schedule 13G/A filed with the SEC on July 14, 2025 by Allspring Global Investment Holdings, LLC. Of these shares, Allspring Global Investment Holdings, LLC has sole dispositive power and sole voting power with respect to 7,060,904 shares.
(5)
Based solely on a Schedule 13G/A filed with the SEC on November 12, 2024 by The Vanguard Group. Of these shares, The Vanguard Group does not have sole voting power over any of the shares, has sole dispositive power over 5,889,116 shares, has shared voting power over 266,451 shares, and shared dispositive power over 364,383 shares.
(6)
Based solely on a Schedule 13G filed with the SEC on January 30,2026 by The Capital Management Corporation. Of these shares, The Capital Management Corporation has sole voting power over 5,464,321 shares and sole dispositive power over all of the shares.
(7)
Includes 29,537 shares owned by Mr. Rajkowski's wife.
(8)
Mr. Monko's holdings are reported as of the date of his retirement from the Company on December 31, 2025, which is the most recent information available to the Company.
(9)
Ms. Schneider's holdings are reported as of the date of her retirement from the Company on September 30, 2025, which is the most recent information available to the Company.
(10)
Mr. Buchenroth's holdings are reported as of the date of the cessation of his employment with the Company on August 1, 2025, which is the most recent information available to the Company.
(11)
Includes 6,156 shares beneficially owned by Ms, Schneider through the ACCO Brands 401(k) Plan as of September 30, 2025, and an additional 5,786 shares beneficially owned by all other directors and officers as a group, through the ACCO Brands 401(k) Plan as of January 15, 2026.

Submission of Stockholder Proposals and Nominations

Stockholders interested in submitting a proposal for inclusion in our proxy statement for the 2027 annual meeting must follow the procedures and meet the other requirements outlined in Rule 14a-8 of the Exchange Act, and we must receive such proposal at our principal executive offices on or before November 27, 2026. Article II of our By-Laws requires that we be given timely advance written notice of director nominations and other matters that an eligible stockholder wishes to present for action at an annual meeting other than those properly brought under Rule 14a-8 and included in our proxy statement. To be timely, our Corporate Secretary must receive such notice at our principal executive offices not earlier than the close of business on January 19, 2027, and not later than the close of business on February 18, 2027. Any such notice and accompanying proposal or director nomination also must be in proper form and meet the detailed disclosure and other requirements specified in Article II of our By-Laws and, with respect to director nominations, comply with the applicable requirements of Rule 14a-19 of the Exchange Act.

Any proposals, notices or nominations must be sent to the Office of the Corporate Secretary, ACCO Brands Corporation, Four Corporate Drive, Lake Zurich, Illinois 60047. A copy of our By-laws is available upon written request to the Corporate Secretary at the address noted above or may be accessed under the Investor Relations section of our website, www.accobrands.com. Additionally, a copy of our By-laws, which we included as an exhibit to our Current Report on Form 8-K filed with the SEC on December 7, 2022, can be accessed through the SEC’s website at www.sec.gov.

Miscellaneous

Cost of Soliciting Proxies

The Company will bear the expense of soliciting proxies for this meeting, including mailing costs of the Notice, except for some costs associated with individual stockholders' use of the Internet or telephone.

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In addition to solicitation by mail, directors, officers and other employees may also solicit proxies personally or by telephone or other means of electronic communication but will not receive specific compensation for any such solicitation. We may reimburse brokerage firms and others holding stock in their names or in names of nominees for their reasonable out-of-pocket expenses in sending proxy materials to principals and beneficial owners.

In addition to mailing copies of the Notice and mailing or making available the related proxy materials to stockholders, we will request that persons who hold stock in their names or custody, or in the name of nominees, for the benefit of others, forward copies of these materials to the beneficial owners of our stock and request the authority to execute the proxies. Stockholders who do not intend to be present at the meeting are urged to send in their proxies without delay or vote their proxies by telephone or through the Internet. Your prompt response is greatly appreciated.

Multiple Stockholders Having the Same Address

To reduce costs and reduce the environmental impact of our Annual Meeting of Stockholders Meeting, we are sending only one Notice of Internet Availability of Proxy Materials or one Proxy Statement and Annual Report to the address of multiple stockholders in one envelope unless we have received contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and mailing costs. Any stockholder residing at such an address who would like to receive an individual copy of the materials, or who is receiving multiple copies of our Proxy Statement and Annual Report and would prefer to receive a single copy in the future, can notify us by phone at 1-877-777-2857 or email at: requests@viewproxy.com. If you are a beneficial stockholder, you may contact the broker or bank where you hold the account.

Other Matters

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the meeting, the people named in the accompanying proxy will vote the shares they represent in accordance with the recommendation of the Board of Directors.

Financial and Other Information

The Company has made available to you its Annual Report on Form 10-K for the year ended December 31, 2025 (the "Annual Report"), which can be accessed by following the instructions contained in the Notice of Internet Availability of Proxy Materials. The Company's Annual Report can also be accessed online at the Investor Relations section of the Company's website at www.accobrands.com. The Annual Report and Proxy Statement are also available without charge by request made in writing to Mr. Chris McGinnis, Sr. Director, Investor Relations at ACCO Brands Corporation, Four Corporate Drive, Lake Zurich, IL 60047 or by telephone at (847) 796-4320. Additionally, the Company's Audit Committee Charter, Compensation and Human Capital Committee Charter, Nominating, Governance and Sustainability Committee Charter, Finance and Planning Committee Charter, Code of Conduct and Corporate Governance Principles are available without charge at the Investor Relations section of the Company's website at www.accobrands.com or in print upon request by any stockholder to Mr. McGinnis at the address noted above.

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Cautionary Statement Regarding Forward-Looking Statements

Statements contained herein, other than statements of historical fact, particularly those anticipating future financial performance, business prospects, growth, strategies, business operations and similar matters, results of operations, liquidity and financial condition, and those relating to cost reductions and anticipated pre-tax savings and restructuring costs are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management based on information available to us at the time such statements are made. These statements, which are generally identifiable by the use of the words "will," "believe," "expect," "intend," "anticipate," "estimate," "forecast," "future," "project," "plan," and similar expressions, are subject to certain risks and uncertainties, are made as of the date hereof, and we undertake no duty or obligation to update them. Forward-looking statements are subject to the occurrence of events outside the Company's control and actual results and the timing of events may differ materially from those suggested or implied by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements when deciding whether to buy, sell or hold the Company’s securities.

Our outlook is based on certain assumptions which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding consumer demand, tariffs, global geopolitical and economic uncertainties, and fluctuations in foreign currency exchange rates; and the other factors described below.

Among the factors that could cause our actual results to differ materially from our forward-looking statements are: changes in trade policy and regulations, including changes in trade agreements and the imposition of tariffs, and the resulting consequences; global political and economic uncertainties; a limited number of large customers account for a significant percentage of our sales; sales of our products are affected by general economic and business conditions globally and in the countries in which we operate; risks associated with foreign currency exchange rate fluctuations; challenges related to the highly competitive business environment in which we operate; our ability to develop and market innovative products that meet consumer demands and to expand into new and adjacent product categories; our ability to successfully expand our business in emerging markets and the exposure to greater financial, operational, regulatory, compliance and other risks in such markets; the continued decline in the use of certain of our products; risks associated with seasonality, the sufficiency of investment returns on pension assets, risks related to actuarial assumptions; changes in government regulations and changes in the unfunded liabilities of a multi-employer pension plan; any impairment of our intangible assets; our ability to secure, protect and maintain our intellectual property rights, and our ability to license rights and receive certifications from equipment and software businesses to support our technology accessories business; the introduction by third parties of new and successful gaming consoles; our ability to grow profitably through acquisitions, and successfully integrate them; our ability to successfully execute our multi-year restructuring and cost savings program and realize the anticipated benefits; continued disruptions in the global supply chain; risks associated with inflation and other changes in the cost or availability of raw materials, transportation, labor, and other necessary supplies and services and the cost of finished goods; risks associated with outsourcing production of certain of our products, information technology systems and other administrative functions; the failure, inadequacy or interruption of our information technology systems or their supporting infrastructure; risks associated with a cybersecurity incident or information security breach, including that related to a disclosure of personally identifiable information; risks associated with the use by us and other suppliers of artificial intelligence, risks associated with our indebtedness, including limitations imposed by restrictive covenants, our debt service obligations, and our ability to comply with financial ratios and tests; a change in or discontinuance of our stock repurchase program or the payment of dividends; product liability claims, recalls or regulatory actions; the impact of litigation or other legal proceedings; the impact of additional tax liabilities stemming from our global operations and changes in tax laws, regulations and tax rates; our failure to comply with applicable laws, rules and regulations and self-regulatory requirements, the costs of compliance and the impact of changes in such laws; changes in trade policy and regulations, including changes in trade agreements and the imposition of tariffs, and the resulting consequences; changes in trade policy and regulations, including changes in trade agreements and the imposition of tariffs, and the resulting consequences; our ability to attract and retain qualified personnel; the volatility of our stock price; risks associated with circumstances outside our control, including those caused by telecommunication failures, labor strikes, power and/or water shortages, public health crises, such as the occurrence of contagious diseases, severe weather events, war, terrorism and other geopolitical incidents; and other risks and uncertainties described in "Part I, Item 1A. Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports we file with the Securities and Exchange Commission.

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APPENDIX A

THIRD AMENDMENT TO 2022 ACCO BRANDS CORPORATION INCENTIVE PLAN

WHEREAS, ACCO Brands Corporation, a Delaware corporation, (the “Corporation”) established an incentive compensation plan known as the 2022 ACCO Brands Corporation Incentive Plan (the “Plan”) effective May 17, 2022; and

WHEREAS, effective upon stockholder approval on May 19, 2026 (the “Amendment Effective Date”), the Corporation wishes to increase the number of shares available for grant to participants under the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows as of the Amendment Effective Date:

(1)
Article 4.1(a) of the Plan is hereby amended to read as follows:

"(a) Subject to adjustment as provided in Section 4.3, the maximum number of Shares available for grant to Participants under this Plan (the “Share Authorization”) shall be:

(i) 4,100,000 Shares; plus

(ii) 4,550,000 Shares which is the number of Shares that we authorized for grant under the Second Plan Amendment; plus

(iii) 8,275,000 Shares, which is the number of Shares that were authorized for grant under the First Plan Amendment; plus

(iv) 7,250,000 Shares, which is the number of Shares that were authorized for grant under the Plan as originally adopted; plus

(v) 469,631 Shares, which is the number of Shares remaining for grant under the 2019 Plan as of the Effective Date; plus

(vi) the number of shares subject to outstanding awards under the Plan as of the date of the stockholder approval of the Third Plan Amendment (the "Third Plan Amendment Effective Date") that, on or after the Third Plan Amendment Effective Date, cease for any reason to be subject to such awards (other than in connection with the exercise or settlement of the awards including shares withheld to satisfy the exercise price or tax withholding obligations) on the basis of: (A) one share for each such share issued as an Option or SAR and (B) 2.00 Shares for each such Share issued as a Full-Value Award; plus

(vii) the number of shares subject to outstanding awards under the 2019 Plan as of the Effective Date that, on or after the Effective Date, cease for any reason to be subject to such awards (other than in connection with the exercise or settlement of the awards including shares withheld to satisfy the exercise price or tax withholding obligations) on the basis of: (A) one share for each such share issued as an Option or SAR and (B) 2.00 Shares for each such Share issued as a Full-Value Award; plus

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(viii) the number of Shares subject to outstanding awards under the ACCO Brands Corporation Incentive Plan (As Amended and Restated Effective May 12, 2015) as of the Effective Date that, on or after the Effective Date, cease for any reason to be subject to such awards (other than in connection with the exercise or settlement of the awards including shares withheld to satisfy the exercise price or tax withholding obligations) on the basis of: (A) one share for each such share issued as an Option or SAR and (B) 2.06 Shares for each such Share issued as a Full-Value Award.”

(2) Article 4.1(c) of the Plan is hereby amended to read as follows:

“(c) The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be 24,644,631 Shares, but not more than the total number of Shares authorized pursuant to Section 4.1(a).”

(3)
The first three sentences of Article 4.2 of the Plan are hereby amended to read as follows:

Awards granted under the Plan shall reduce the Share Authorization at the rate of (i) one Share for each Share subject to an Option or SAR and (ii) one Share for each Share subject to a Full-Value Award. Shares covered by an Award shall only be counted as used to the extent they are actually issued and delivered to a Participant. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance and delivery of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance and delivery of Shares, for Awards not involving Shares, shall be available again for grant under this Plan and shall be added back to the limits described in this Plan on the basis of (i) one Share for each such Share subject to an Option or SAR and (ii) one Share for each such Share subject to a Full-Value Award, except as provided in Article 4.1(a) (vi), (vii) and (viii).

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Appendix B: Supplemental Non-GAAP Financial Measures

About Non-GAAP Financial Measures

We explain below how we calculate each of our non-GAAP financial measures. This is followed by a reconciliation of our current period and historical non-GAAP financial measures to the most directly comparable GAAP financial measures.

We use our non-GAAP financial measures both to explain our results to stockholders and the investment community and in the internal evaluation and management of our business. We believe our non-GAAP financial measures provide management and investors with a more complete understanding of our underlying operational results and trends, facilitate meaningful period-to-period comparisons and enhance an overall understanding of our past and future financial performance.

Our non-GAAP financial measures exclude certain items that may have a material impact upon our reported financial results such as restructuring charges, the impact of foreign currency exchange rate fluctuations, unusual tax items, goodwill impairment charges, and other non-recurring items that we consider to be outside of our core operations. These measures should not be considered in isolation or as a substitute for, or superior to, the directly comparable GAAP financial measures and should be read in connection with the Company’s financial statements presented in accordance with GAAP.

Our non-GAAP financial measures include the following:

•
Adjusted Operating Income (Loss)/Adjusted Income (Loss) Before Taxes/Adjusted Net Income (Loss)/Adjusted Net Income (Loss) Per Diluted Share : Represents operating income (loss), income (loss) before taxes, net income (loss), and net income (loss) per diluted share excluding restructuring and goodwill and indefinite lived trade name impairment charges, the amortization of intangibles, non-recurring items, other income/expense, adjustments to reflect the estimated annual tax rate and discrete income tax adjustments, including income tax related to the foregoing. We believe these adjusted non-GAAP financial measures are useful to investors and management because they reflect our underlying operating performance before items that we consider to be outside our core operations and facilitate meaningful period-to-period comparisons. Senior management’s incentive compensation is derived, in part, using adjusted operating income and adjusted net income per diluted share, which is derived from adjusted net income. We sometimes refer to adjusted net income per diluted share as adjusted earnings per share or adjusted EPS.
•
Free Cash Flow / Adjusted Free Cash Flow: Free cash flow represents cash flow from operating activities less cash used for additions to property, plant and equipment. Adjusted free cash flow is free cash flow plus proceeds from the disposition of assets. We believe free cash flow and adjusted free cash flow are useful to investors because it measures our available cash flow for paying dividends, reducing debt, repurchasing shares and funding acquisitions.

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Reconciliation of GAAP to Adjusted Non-GAAP Information (unaudited, in millions except per share data)

The following tables set forth a reconciliation of certain Consolidated Statements of (Loss) Income information reported in accordance with GAAP to Adjusted Non-GAAP Information for the twelve months ended December 31, 2025 and 2024.

Twelve Months Ended December 31, 2025
		Operating	% of	Net (Loss)	% of
		Income	Sales	Income	Sales
Reported GAAP		$92.3	6.1%	$41.3	2.7%
Reported GAAP diluted loss per share (EPS)				$0.44
Restructuring		$21.6		$16.2
Amortization of intangibles		$46.2		$33.8
Gain on sale of property	(A)	($6.8)		($5.1)
Acquisition related costs				$1.3
Brazil tax assessment	(B)			($13.0)
Discrete tax items and adjustments to annual tax rate	(C)			$4.3
Adjusted non-GAAP		$153.3	10.1%	$78.8	5.2%
Adjusted net income per diluted share (adjusted EPS)				$0.84

Twelve Months Ended December 31, 2024
		Operating	% of	Net (Loss)	% of
		Income	Sales	Income	Sales
Reported GAAP		($37.0)	(2.2%)	($101.6)	(6.1)%
Reported GAAP diluted loss per share (EPS)				($1.06)
Restructuring		$16.8		$12.4
Goodwill impairment charge		$127.5		$127.5
Intangible assets impairment charge		$37.7		$28.1
Amortization of intangibles		$44.7		$32.7
Pension settlement	(D)	—		$3.3
Refinancing costs	(E)	—		$0.7
Gain on sale of property	(A)	—		($1.0)
Net operating tax gains	(F)	—		($1.2)
Discrete tax items and adjustments to annual tax rate	(C)	—		($1.7)
Adjusted non-GAAP		$189.7	11.4%	$99.2	6.0%
Adjusted net income per diluted share (adjusted EPS)				$1.02

(A)	Represents net gain primarily related to the sale of facilities in New York and Spain in 2025 and in the Czech Republic in 2024.
(B)	Settlement and release of uncertain tax positions related to the Brazil Tax Assessments.
(C)

The income tax impact of discrete tax items. For interim periods for years ended December 31, 2025 and 2024, the Company adjusts its tax rate to 30.0%, respectively, which represents its full year non-GAAP estimated annual tax rate. The Company's full year non-GAAP estimated annual tax rate remains subject to variation from the mix of earnings across the Company's operating jurisdictions.

(D)	Settlement due to the wind-up of the ACCO Brands Canada Salaried and Hourly pension plans.
(E)	Represents the write-off of debt issuance costs associated with the Company's debt refinancing.
(F)	Includes certain indirect tax credits in Brazil.

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Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow and Adjusted Free Cash Flow (unaudited, in millions)

The following table sets forth a reconciliation of net cash provided by operating activities reported in accordance with GAAP to Free Cash Flow and Adjusted Free Cash Flow.

	For the year ended December 31, 2025	For the year ended December 31, 2024
Net cash provided by operating activities	$68.7	$148.2
Additions to property, plant and equipment	($17.9)	($15.9)
Free cash flow (non-GAAP)	$50.8	$132.3
Proceeds from the disposition of assets	$18.7	—
Adjusted Free cash flow (non-GAAP)	$69.5	$132.3

Supplemental Net Sales Change Analysis (unaudited)

2025 YTD
	% Change - Net Sales			$ Change - Net Sales (in millions)
	GAAP	Non-GAAP		GAAP	Non-GAAP
	Net Sales Change	Currency Translation	Comparable Sales Change	Net Sales Change	Currency Translation	Comparable Sales Change	Comparable Sales
ACCO Brands Americas	(10.6)%	(0.5)%	(10.1)%	($105.5)	($4.6)	($100.9)	$899.0
ACCO Brands International	(5.4)%	2.7%	(8.1)%	($36.0)	$17.8	($53.8)	$612.5
Total	(8.5)%	0.8%	(9.3)%	($141.5)	$13.2	($154.7)	$1,511.5

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PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to www.AALvote.com/ACCO Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote by 11:59 p.m. Central Time on May 18, 2026 for shares held directly and by 11:59 p.m. Central Time on May 13, 2026 for shares held in the ACCO Brands Corporation 401(k) Plan. NAME & ADDRESS HERE Vote Your Proxy by Phone: Call 1-866-804-9616 As a stockholder of ACCO Brands Corporation, you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote by 11:59 p.m. Central Time on May 18, 2026 for shares held directly and by 11:59 p.m. Central Time on May 13, 2026 for shares held in the ACCO Brands Corporation 401(k) Plan. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided. CONTROL NUMBER electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. PROXY ACCO BRANDS CORPORATION Proxy for Annual Meeting of Stockholders on May 19, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints James M. Dudek, Jr., Deborah A. O’Connor and Kathryn D. Ingraham, or any of them, as proxies, each with the power to appoint his or her substitute, and authorize(s) them to vote as designated on the reverse side all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders (the “Annual Meeting”) of ACCO Brands Corporation (the “Company”), to be held virtually, by means of remote communications, on May 19, 2026 at 9:30 a.m. Central Time, and to otherwise represent the undersigned at the Annual Meeting, and at any adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. Shares represented by this proxy will be voted as directed by the stockholder. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE ELECTION OF EACH DIRECTOR NOMINEE UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS ies cannot vote your shares unless you sign and return this card. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature _______________________________________________________ Date____________________________________________________________ Title _____________________________________________________________ Signature (Joint Owners) _________________________________________ CONTROL NUMBER NAME & ADDRESS HERE BARCODE HERE AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. The prox NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or Address Change: person. (If you noted any Address Changes above, please mark box.) ☐ Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 19, 2026: The Proxy Statement and our 2025 Annual Report on Form 10-K are available at: https://web.viewproxy.com/ACCO/2026 To Attend the Annual Meeting: In order to attend the meeting, you must register at https://web.viewproxy.com/ACCO/2026 at least one hour prior to the start time of the meeting. On the day of the Annual Meeting, if you have properly registered, you may enter the meeting by clicking on the link you received in your registration confirmation email. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement. PLEASEDETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Proposal 1, FOR Proposals 2, 3 and 4. The Board of Directors recommends that you vote FOR the election of each director nominee and FOR proposals 2, 3, and 4. Proposal 2. Ratification of the appointment of KPMG LLP as Please mark your votes like this our independent registered public accounting firm for 2026. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 1. Election of Directors NOMINEES: FOR AGAINST ABSTAIN Proposal 3. Approval, by non-binding advisory vote, of the (1) Joseph B. Burton ☐☐ ☐ compensation of our named executive officers. (2) Kathleen S. Dvorak ☐☐ ☐ FOR ☐ AGAINST ☐ ABSTAIN ☐ (3) Pradeep Jotwani ☐☐ ☐ (4) Robert J. Keller ☐☐ ☐ Proposal 4. Approval of an amendment to the 2022 ACCO (5) Ron Lombardi ☐☐ ☐ Brands Corporation Incentive Plan to increase the number of shares available for future grant and eliminate fungible share (6) Graciela I. Monteagudo ☐☐ ☐ counting provisions with respect to new awards. (7) E. Mark Rajkowski ☐☐ ☐ FOR ☐ AGAINST ☐ ABSTAIN ☐ (8) Elizabeth A. Simermeyer ☐☐ ☐ (9) Thomas W. Tedford ☐☐ ☐